                                                                   EXHIBIT 10.27

                                                               EXECUTION VERSION
================================================================================


                                CREDIT AGREEMENT

                                      AMONG

                      FLEXTRONICS INTERNATIONAL USA, INC.,

                                       AND

                                  THE DII GROUP

                                       AND

                            THE LENDERS NAMED HEREIN

                                       AND

                               ABN AMRO BANK N.V.,
                              AS AGENT FOR LENDERS

                                       AND

                               FLEET NATIONAL BANK
                             AS DOCUMENTATION AGENT

                                       AND

                      BANK OF AMERICA, NATIONAL ASSOCIATION
                                       AND
                               CITICORP USA, INC.
                               AS MANAGING AGENTS

                                       AND

                             THE BANK OF NOVA SCOTIA
                                   AS CO-AGENT


                                  APRIL 3, 2000


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
                               TABLE OF CONTENTS

                                                                         PAGE
SECTION I.        INTERPRETATION.........................................  1

        1.01.  Definitions...............................................  1

        1.02.  GAAP...................................................... 16

        1.03.  Headings.................................................. 16

        1.04.  Plural Terms.............................................. 16

        1.05.  Governing Law............................................. 16

        1.06.  English Language.......................................... 16

        1.07.  Construction.............................................. 16

        1.08.  Entire Agreement.......................................... 16

        1.09.  Calculation of Interest and Fees.......................... 16

        1.10.  References................................................ 16

        1.11.  Other Interpretive Provisions............................. 17

SECTION II.       CREDIT FACILITIES...................................... 17

        2.01.  Loans..................................................... 17

        2.02.  Notice of Borrowing....................................... 18

        2.03.  Interest.................................................. 20

        2.04.  Purpose................................................... 21

        2.05.  Amount Limitations, Commitment Reductions, Etc............ 21

        2.06.  Fees...................................................... 22

        2.07.  Prepayments............................................... 22

        2.08.  Other Payment Terms....................................... 23

        2.09.  Loan Accounts; Notes...................................... 25

        2.10.  Loan Funding.............................................. 25

        2.11.  Pro Rata Treatment........................................ 26

        2.12.  Change of Circumstances................................... 27

        2.13.  Taxes on Payments......................................... 28

        2.14.  Funding Loss Indemnification.............................. 29

        2.15.  Security.................................................. 30

        2.16.  Replacement of Lenders.................................... 31

                               TABLE OF CONTENTS

                                  (CONTINUED)

                                                                               PAGE
SECTION III.      CONDITIONS PRECEDENT......................................    31

        3.01.  Initial Conditions Precedent.................................    31

        3.02.  Conditions Precedent to Term Loan Borrowing..................    31

        3.03.  Conditions Precedent to Each Credit Event....................    32

        3.04.  Covenant to Deliver..........................................    32

SECTION IV.       REPRESENTATIONS AND WARRANTIES............................    32

        4.01.  Borrowers' Representations and Warranties....................    32

        4.02.  Reaffirmation................................................    36

SECTION V.        COVENANTS.................................................    36

        5.01.  Affirmative Covenants........................................    36

        5.02.  Negative Covenants...........................................    39

SECTION VI.       DEFAULT...................................................    43

        6.01.  Events of Default............................................    43

        6.02.  Remedies.....................................................    45

        6.03.  Lender Rate Contract Remedies................................    45

SECTION VII.      THE AGENT AND RELATIONS AMONG LENDERS.....................    45

        7.01.  Appointment, Powers and Immunities...........................    45

        7.02.  Reliance by Agent............................................    45

        7.03.  Defaults.....................................................    46

        7.04.  Indemnification..............................................    46

        7.05.  Non-Reliance.................................................    46

        7.06.  Resignation or Removal of Agent..............................    46

        7.07.  Agent in its Individual Capacity.............................    47

        7.08.  Documentation Agent, Managing Agents and Co-Agent............    47

SECTION VIII.     MISCELLANEOUS.............................................    47

        8.01.  Notices......................................................    47

        8.02.  Expenses.....................................................    48

        8.03.  Indemnification..............................................    48

        8.04.  Waivers; Amendments..........................................    48


                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                          PAGE
        8.05.  Successors and Assigns..................................................... 49

        8.06.  Setoff; Security Interest.................................................. 51

        8.07.  No Third Party Rights...................................................... 52

        8.08.  Partial Invalidity......................................................... 52

        8.09.  Jury Trial................................................................. 52

        8.10.  Counterparts............................................................... 52

        8.11.  Borrowers' Liabilities..................................................... 52

        8.12.  Confidentiality............................................................ 52

        8.13.  Consent to Jurisdiction.................................................... 53

        8.14.  Usury...................................................................... 53

        8.15.  Effect..................................................................... 53



SCHEDULES

I              Lenders
II             Pricing Grid
3.01           Initial Conditions Precedent
4.01(o)        Subsidiaries
5.02(a)        Existing Secured Indebtedness
5.02(e)        Existing Investments

EXHIBITS

A              Notice of Revolving Loan Borrowing (2.02(a))
B              Notice of Term Loan Borrowing (2.02(b))
C(1)           Revolving Loan Note (2.09(b))
C(2)           Term Loan Note (2.09(b))
D              Guaranty (2.15(a))
E              Pledge Agreement (2.15(a))
F              Assignment Agreement (8.05(c))

                                      iii

                                CREDIT AGREEMENT


        THIS CREDIT AGREEMENT, dated as of April 3, 2000, is entered into by and among:

               (1) FLEXTRONICS INTERNATIONAL USA, INC., a California corporation ("FIUI") and THE DII GROUP, INC., a Delaware corporation ("DII" and together with FIUI, each a "Borrower" and collectively, the "Borrowers");

               (2) Each of the financial institutions from time to time listed in Schedule I hereto, as amended from time to time (such financial institutions to be referred to herein collectively as "Lenders");

               (3) ABN AMRO BANK N.V., as agent for Lenders (in such capacity, "Agent");

               (4) Fleet National Bank, as documentation agent for Lenders (in such capacity, "Documentation Agent");

               (5) Bank of America, National Association and Citicorp USA, Inc., as managing agents (collectively, in such capacity, the "Managing Agents"); and

               (6) The Bank of Nova Scotia, as co-agent (in such capacity, the "Co-Agent").


                                    RECITALS

        A. Borrowers have requested Lenders to provide certain credit facilities to Borrowers.

        B. Lenders are willing to provide such credit facilities upon the terms and subject to the conditions set forth herein.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:


SECTION I.  INTERPRETATION.

        1.01. Definitions. Unless otherwise indicated in this Agreement or any other Credit Document, each term set forth below, when used in this Agreement or any other Credit Document, shall have the respective meaning given to that term below or in the provision of this Agreement or other document, instrument or agreement referenced below.

               "ABN AMRO" shall mean ABN AMRO Bank N.V.

               "Affiliate" shall mean, with respect to any Person, each other Person that (a) directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, ten percent (10%) or more of any class of Equity Securities of such Person or (b) that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; provided, however, that in no case shall Agent or any Lender be deemed to be an Affiliate of either Borrower or any of its Subsidiaries for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

               "Agent" shall have the meaning given to that term in clause (3) of the introductory paragraph hereof.

               "Agent's Fee Letter" shall mean the letter agreement dated as of February 28, 2000 between FIL and Agent.

               "Agreement" shall mean this Credit Agreement.

               "Applicable Lending Office" shall mean, with respect to any Lender and any Borrowing, (i) in the case of any Base Rate Loan or Base Rate Portion, such Lender's Domestic Lending Office, and (ii) in the case of any LIBOR Loan or LIBOR Portion, such Lender's Euro-Dollar Lending Office.

               "Applicable Margin" shall mean, with respect to any Borrowing or Borrowing Portion at any time, the per annum margin which is determined pursuant to the Pricing Grid and added to the Base Rate or LIBO Rate, as the case may be, for such Borrowing or Portion; provided, however, that each Applicable Margin determined pursuant to the Pricing Grid shall be increased by two percent (2.00%) per annum on the date an Event of Default occurs and shall continue at such increased rate unless and until such Event of Default is cured or waived in accordance with this Agreement. The Applicable Margins shall be determined as provided in the Pricing Grid (subject to the proviso in the preceding sentence) and may change for each Pricing Period.

               "Applicable Payment Office" shall mean Borrowers' offices located at 2090 Fortune Drive, San Jose, California.

               "Applicable Rate Page" shall mean the applicable Telerate Page on which appears the London Interbank Offered Rate for deposits in Dollars at such time or, if no such page is then available, the applicable Reuters Screen Page on which such information then appears.

               "Assignee Lender" shall have the meaning given to that term in Subparagraph 8.05(c).

               "Assignment" shall have the meaning given to that term in Subparagraph 8.05(c).

               "Assignment Agreement" shall have the meaning given to that term in Subparagraph 8.05(c).

               "Assignment Effective Date" shall have, with respect to each Assignment Agreement, the meaning set forth therein.

               "Assignor Lender" shall have the meaning given to that term in Subparagraph 8.05(c).

               "Base Rate" shall mean, on any day, the greater of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate for such day plus one-half percent (0.50%).

               "Base Rate Borrowing" shall mean any Revolving Loan Borrowing consisting of Base Rate Loans.

               "Base Rate Loan" shall mean any Revolving Loan bearing interest based upon the Base Rate.

               "Base Rate Portion" shall mean a portion of a Term Loan Borrowing or a Term Loan bearing interest based upon the Base Rate.

               "Borrowers" shall have the meaning given to that term in clause
        (1) of the introductory paragraph hereof.

               "Borrowing" shall mean any Facility A Revolving Loan Borrowing, any Facility B Revolving Loan Borrowing or any Term Loan Borrowing.

               "Business Day" shall mean any day on which commercial banks are not authorized or required to close in San Francisco, California, New York, New York or Chicago, Illinois, other than Saturday or Sunday, and if such Business Day is related to a Revolving Loan Borrowing consisting of LIBOR Loans or a LIBOR Portion of the Term Loan Borrowing, dealings in Dollar deposits are carried out in the London interbank market and commercial banks are open for business in London.

               "Capital Adequacy Requirement" shall have the meaning given to that term in Subparagraph 2.12(d).

               "Capital Leases" shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

               "Change of Control" shall mean, with respect to FIL (i) the acquisition after the date hereof by any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act")) of (A) beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act) of fifty percent (50%) or more of the outstanding Equity Securities of FIL entitled to vote for members of the board of directors, or (B) all or substantially all of the assets of FIL; (ii) during any period of twelve (12) consecutive calendar months, individuals who are directors of FIL on the first day of such period ("Initial Directors") and any directors of FIL who are specifically approved by two-thirds of the Initial Directors and previously-approved Directors shall cease to constitute a majority of the Board of Directors of FIL before the end of such period; or (iii) any other event or condition constituting a "Change of Control" (or similar defined term) under the Subordinated Indenture shall occur or exist.

               "Change of Law" shall have the meaning given to that term in Subparagraph 2.12(b).

               "Closing Date" shall mean April 3, 2000.

               "Co-Agent" shall have the meaning given to that term in clause
        (6) of the introductory paragraph hereof.

               "Collateral" shall mean all property in which Agent or any Lender has a Lien to secure the Obligations.

               "Commitment Fee Percentage" shall mean the per annum percentage which is used to calculate the Commitment Fees. The Commitment Fee Percentage shall be determined as provided in the Pricing Grid and may change for each Pricing Period.

               "Commitment Fees" shall mean, collectively, the Facility A Commitment Fees and the Facility B Commitment Fees.

               "Commitments" shall mean, collectively, the Facility A Commitments and the Facility B Commitments.

               "Compliance Certificate" shall have the meaning given to that term in Subparagraph 5.01(a).

               "Contingent Obligation" shall mean, with respect to any Person,
        (a) any Guaranty Obligation of that Person; and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person (i) in respect of any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments or (ii) in respect to any Rate Contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall, with respect to item (b)(ii) of this definition be marked to market on a current basis.

               "Contractual Obligation" of any Person shall mean, any indenture, note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument, contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

               "Credit Documents" shall mean and include this Agreement, the Notes, the Security Documents, Lender Rate Contracts and the Agent's Fee Letter, the FIL Credit Documents, all other documents, instruments and agreements delivered to Agent or any Lender pursuant to Section III; and all other documents, instruments and agreements delivered by either Borrower or any of its Guarantors or Subsidiaries to Agent or any Lender in connection with this Agreement on or after the date of this Agreement.

               "Credit Event" shall mean (a) the making of any Loan, (b) the conversion of any Portion of a Term Loan Borrowing into a LIBOR Portion,
        (c) the selection of a new Interest Period exceeding one (1) month for any LIBOR Portion of a Term Loan Borrowing, or (d) the selection of a new Interest Period exceeding one (1) month for any LIBOR Borrowing.

               "Debt/EBITDA Ratio" shall mean, with respect to FIL for any period, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                      (a) The total Indebtedness of FIL and its Subsidiaries on
               the last day of such period; provided, however, that in computing the foregoing sum, there shall be excluded therefrom any Indebtedness to the extent the proceeds of which are (i) legally segregated from FIL's or such Subsidiaries' other assets and (ii) either (A) only held in the form of cash or cash equivalents or
               (B) used by FIL or its Subsidiaries for any such purpose as may be approved in advance from time to time by the Required Lenders;

                                       to

                      (b) The EBITDA of FIL and its Subsidiaries for such period.

               "Default" shall mean an Event of Default or any event or circumstance not yet constituting an Event of Default which, with the giving of any notice or the lapse of any period of time or both, would become an Event of Default.

               "Defaulting Lender" shall mean a Lender which has failed to fund its portion of any Borrowing which it is required to fund under this Agreement and has continued in such failure for three (3) Business Days after written notice from Agent.

               "DII" shall mean The DII Group, Inc., a Delaware corporation.

               "DII Acquisition" shall mean the merger of DII with a wholly-owned Subsidiary of Borrower as a result of which the outstanding capital stock of DII shall be converted into the right to receive ordinary shares in Borrower.

               "Documentation Agent" shall have the meaning given to that term in clause (4) of the introductory paragraph hereof.

               "Dollars" and "$" shall mean, unless otherwise indicated, the lawful currency of the United States of America and, in relation to any payment under this Agreement, same day or immediately available funds.

               "Domestic Lending Office" shall mean, with respect to any Lender and its Base Rate Loans and Base Rate Portion, (a) initially, its office designated as such in Part B of Schedule I (or, in the case of any Lender which becomes a Lender by an assignment pursuant to Subparagraph 8.05(c), its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such Lender may designate to Agent as the office at which such Lender's Base Rate Loans and Base Rate Portion will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Lender's Base Rate Loans and Base Rate Portion will thereafter be made.

               "EBITDA" shall mean, with respect to FIL for any period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:

                      (a) The net income or net loss of FIL and its Subsidiaries for such period before provision for income taxes;

                                      plus

                      (b) The sum (to the extent deducted in calculating net
               income or loss in clause (a) above) of (i) all Interest Expenses of FIL and its Subsidiaries accruing during such period, (ii) all depreciation and amortization expenses of FIL and its Subsidiaries accruing during such period and (iii) other noncash charges for such period.

               "Eligible Assignee" shall mean (a) a commercial bank, (b) a subsidiary, affiliate or branch of a Lender, or (c) any other financial institution that makes or purchases commercial loans in the ordinary course of business, in each case having a combined capital and surplus of at least $100,000,000.

               "Eligible Material Subsidiary" shall mean, at any time, any Material Subsidiary that is not then an Ineligible Material Subsidiary.

               "Employee Benefit Plan" shall mean any employee benefit plan within the meaning of section 3(3) of ERISA maintained or contributed to by either Borrower, any Material Subsidiary or any ERISA Affiliate, other than a Multiemployer Plan.

               "Environmental Laws" shall mean all the Governmental Rules relating to the protection of human health and the environment, including all Governmental Rules pertaining to the reporting, licensing, permitting, transportation, storage, disposal, investigation or remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of Hazardous Materials.

               "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended or supplemented, including any rules or regulations issued in connection therewith.

               "ERISA Affiliate" shall mean any Person which is treated as a single employer with either Borrower or any Material Subsidiary under
        Section 414 of the IRC.

               "Euro-Dollar Lending Office" shall mean, with respect to any Lender and LIBOR Loans and LIBOR Portions, (a) initially, such Lender's office designated as such in Part B of Schedule I (or, in the case of any Lender which becomes a Lender by an assignment pursuant to Subparagraph 8.05(c), its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such Lender may designate to Agent as the office at which such Lender's LIBOR Loans and LIBOR Portions will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Lender's LIBOR Loans and LIBOR Portions will thereafter be made.

               "Event of Default" shall have the meaning given to that term in Paragraph 6.01.

               "Existing Secured Indebtedness" shall mean the secured Indebtedness existing on the Closing Date specified on Schedule 5.02(a).

               "Excluded Taxes" shall mean all Taxes measured by or imposed upon the overall net income of any Lender or one of its Applicable Lending Offices and all franchise taxes imposed upon any Lender, in each case imposed (i) by the jurisdiction under the laws of which such Lender or one of its Applicable Lending Offices is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof or (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender or one of its Applicable Lending Offices other than a connection arising solely from such Lender having executed, delivered or performed its obligations under, or received payment under or enforced, this Agreement or any of the other Credit Documents.

               "Existing FIUI Credit Agreement" shall mean the Credit Agreement dated as of October 27, 1999, among FIUI, ABN AMRO and other lending institutions, and ABN AMRO, as agent for itself and such other lending institutions.

               "Existing FIUI Credit Documents" shall mean the "Credit Documents" as defined in the Existing FIUI Credit Agreement.

               "Facility" shall mean Facility A or Facility B.

               "Facility A" shall mean the revolving credit facility provided to Borrowers pursuant to Subparagraph 2.01(a).

               "Facility A Commitment" shall mean, with respect to each Lender, the Dollar amount set forth under the caption "Facility A Commitment" opposite such Lender's name on Part A of Schedule I, or, if changed, such Dollar amount as may be set forth for such Lender in the Register.

               "Facility A Commitment Fees" shall have the meaning given to that term in clause (i) of Subparagraph 2.06(b).

               "Facility A Lender" shall mean, at any time, any Lender then having a Facility A Commitment or a Facility A Revolving Loan outstanding.

               "Facility A Maturity Date" shall mean April 3, 2003.

               "Facility A Proportionate Share" shall mean:

                      (a) With respect to any Facility A Lender at any time
               prior to the termination of the Facility A Commitments, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) such Lender's Facility A Commitment at such time to (ii) the Total Facility A Commitment at such time; and

                      (b) With respect to any Facility A Lender at any time
               after the termination of the Facility A Commitments, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) the aggregate principal amount of such Lender's Facility A Revolving Loans outstanding at such time to (ii) the sum of the aggregate principal amount of all Facility A Revolving Loans outstanding at such time.

               "Facility A Revolving Loan" shall have the meaning given to that term in clause (i) of Subparagraph 2.01(a).

               "Facility A Revolving Loan Borrowing" shall mean a borrowing consisting of all the Facility A Revolving Loans of the same Type (and same Interest Period if LIBOR Loans) made by Facility A Lenders on the same date pursuant to the same Notice of Revolving Loan Borrowing. Any reference to a Facility A Revolving Loan Borrowing shall include all of the Facility A Revolving Loans constituting such Facility A Revolving Loan Borrowing.

               "Facility B" shall mean the revolving credit facility and term loan credit facility provided to Borrowers pursuant to Subparagraph 2.01(b) and Subparagraph 2.01(c).

               "Facility B Commitment" shall mean, with respect to each Lender, the Dollar amount set forth under the caption "Facility B Commitment" opposite such Lender's name on Part A of Schedule I, or, if changed, such Dollar amount as may be set forth for such Lender in the Register.

               "Facility B Commitment Fees" shall have the meaning given to that term in clause (ii) of Subparagraph 2.06(b).

               "Facility B Lender" shall mean, at any time, any Lender then having a Facility B Commitment or a Facility B Loan outstanding.

               "Facility B Loan" shall mean a Facility B Revolving Loan or a Term Loan.

               "Facility B Proportionate Share" shall mean:

                      (a) With respect to any Facility B Lender at any time
               prior to the termination of the Facility B Commitments, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) such Lender's Facility B Commitment at such time to (ii) the Total Facility B Commitment at such time; and

                      (b) With respect to any Facility B Lender at any time
               after the termination of the Facility B Commitments, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) the aggregate principal amount of such Lender's Facility B Loans outstanding at such time to
               (ii) the sum of the aggregate principal amount of all Facility B Loans outstanding at such time.

               "Facility B Revolving Loan" shall have the meaning given to that term in clause (i) of Subparagraph 2.01(b).

               "Facility B Revolving Loan Borrowing" shall mean a borrowing consisting of all the Facility B Revolving Loans of the same Type (and same Interest Period if LIBOR Loans) made by Facility B Lenders on the same date pursuant to the same Notice of Revolving Loan Borrowing. Any reference to a Facility B Revolving Loan Borrowing shall include all of the Facility B Revolving Loans constituting such Facility B Revolving Loan Borrowing.

               "Facility B Revolving Loan Maturity Date" shall mean the date 364 days after the date of this Agreement.

               "Federal Funds Rate" shall mean, for any day, the rate per annum set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor publication, "H.15 (519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day, such rate is not yet published in H.15 (519), the rate for such day shall be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, the "Composite 3:30 p.m. Quotations") for such day under the caption "Federal Funds Effective Rate". If on any relevant day, such rate is not yet published in either
        H.15 (519) or the Composite 3:30 p.m. Quotations, the rate for such day shall be the arithmetic means, as determined by Agent, of the rates quoted to Agent for such day by three
        (3) Federal funds brokers of recognized standing selected by Agent for overnight federal funds transactions.

               "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

               "FIL" shall mean Flextronics International Ltd., a Singapore corporation.

               "FIL Credit Agreement" shall mean the Credit Agreement dated the date hereof among FIL, the designated borrowers from time to time party thereto, each of the financial institutions from time to time party thereto, ABN AMRO Bank N.V., as agent, Fleet National Bank, as documentation agent, Bank of America, National Association and Citicorp USA, Inc., as managing agents, and The Bank of Nova Scotia, as co-agent, as amended or restated from time to time.

               "FIL Credit Documents" shall mean the FIL Credit Agreement and all agreements, documents and instruments delivered to the agent or any Lender under the FIL Credit Agreement.

               "FIUI" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

               "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

               "Foreign Plan" shall mean any employee benefit plan maintained by either Borrower or any of its Subsidiaries which is mandated or governed by any Governmental Rule of any Governmental Authority other than the United States.

               "Foreign Subsidiary" shall mean any Subsidiary of FIL that is organized under the laws of a jurisdiction other than the United States or a state thereof.

               "GAAP" shall mean generally accepted accounting principles and practices as in effect in the United States of America from time to time, consistently applied, subject to Paragraph 1.02 hereof.

               "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

               "Governmental Charges" shall mean, with respect to any Person, all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its property or otherwise payable by such Person.

               "Governmental Rule" shall mean any law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

               "Guarantor" shall mean each of the Borrowers and Material Subsidiaries that has executed the Guaranty or otherwise become a party thereto.

               "Guaranty" shall have the meaning given to that term in Subparagraph 2.15(a).

               "Guaranty Obligation" shall mean, with respect to any Person, any direct or indirect liability of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

               "Hazardous Materials" shall mean all pollutants, contaminants and other materials, substances and wastes which are hazardous, toxic, caustic, harmful or dangerous to human health or the environment, including petroleum and petroleum and petroleum products and byproducts, radioactive materials, asbestos and polychlorinated biphenyls.

               "Indebtedness" of any Person shall mean, without duplication, the following (each, unless otherwise noted, calculated in accordance with GAAP):

                      (a) All obligations of such Person evidenced by notes,
               bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including obligations to repurchase receivables and other assets sold with recourse);

                      (b) All obligations of such Person for the deferred
               purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price, and the capitalized amount reported for income tax purposes with respect to obligations under "synthetic" leases);

                      (c) All obligations of such Person under conditional sale
               or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property);

                      (d) All obligations of such Person as lessee under or with respect to Capital Leases;

                      (e) All Contingent Obligations of such Person; and

                      (f) All obligations of other Persons of the types
               described in clauses (a) - (f) above to the extent secured by (or for which any holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien in any property (including accounts and contract rights) of such Person, even though such Person has not assumed or become liable for the payment of such obligations.

               "Ineligible Material Subsidiary" shall mean, at any time, any Material Subsidiary (a) that is then prohibited by any applicable Governmental Rule from acting as a Guarantor under the Guaranty, (b) that then would incur, or would cause FIL or either Borrower to incur, a significant increase in its tax liabilities or similar liabilities or obligations as a result of acting as a Guarantor under the Guaranty or
        (c) that is a Foreign Subsidiary as to which the representations and warranties set forth in Paragraph 4.01(r) would not be true and correct were it to execute the Guaranty.

               "Interest Expenses" shall mean, with respect to any Person for any period, the sum, determined on a consolidated basis in accordance with GAAP, of (a) all interest expenses of such Person during such period (including interest attributable to Capital Leases) plus (b) all fees in respect of outstanding letters of credit paid, accrued or scheduled for payment by such Person during such period.

               "Interest Period" shall mean, with respect to any LIBOR Borrowing or any LIBOR Portion of the Term Loan Borrowing, the time period selected by the applicable Borrower pursuant to Subparagraph 2.02(a) or Subparagraph 2.02(b) which commences on the date of such Borrowing, or the effective date of any conversion of a Base Rate Portion to a LIBOR Portion, and ends on the last day of such time period, and thereafter, each subsequent time period selected by the applicable Borrower pursuant to clause (ii) of Subparagraph 2.03(b) which commences on the last day of the immediately preceding time period and ends on the last day of that time period.

               "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including any Guaranty Obligations of such Person and any indebtedness of such Person of the type described in clause (h) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include (a) accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales of inventory in the ordinary course of such Person's business or (b) prepaid expenses of such Person incurred and prepaid in the ordinary course of business.

               "IRC" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               "Lenders" shall have the meaning given to that term in clause (2) of the introductory paragraph hereof.

               "Lender Rate Contract" shall mean any Rate Contract entered into by either Borrower or its Subsidiaries with a Lender or its Affiliates as permitted by this Agreement.

               "LIBO Rate" shall mean, with respect to any Interest Period for any LIBOR Borrowing or any LIBOR Portion of the Term Loan Borrowing, a rate per annum equal to the quotient (rounded upward if necessary to the nearest 1/100 of one percent) of (a) the arithmetic mean (rounded upward if necessary to the nearest 1/16 of one percent) of the rates per annum appearing on the Applicable Rate Page for Dollars on the second Business Day prior to the first day of such Interest Period at or about 11:00 A.M. (London time) (for delivery of Dollars on the first day of such Interest Period) for a term comparable to such Interest Period, divided by (b) one minus any applicable Reserve Requirement in effect from time to time. If for any reason rates are not available as provided in clause
        (a) of the preceding sentence, the rate to be used in clause (a) shall be, at the Agent's discretion, (i) the rate per annum at which deposits in Dollars are offered to Agent in the London interbank market or (ii) the rate at which deposits in Dollars are offered to Agent in, or by Agent to major banks in, any offshore interbank market selected by Agent, in each case on the second Business Day prior to the commencement of such Interest Period at or about 10:00 A.M. (New York time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period and in an amount approximately equal to the amount of the Loan to be made or funded by Agent as part of such Borrowing or the Portion to be made or funded by Agent as part of the Term Loan Borrowing, as the case may be. The LIBO Rate shall be adjusted automatically as to all LIBOR Loans and LIBOR Portions outstanding as of the effective date of any change in the Reserve Requirement.

               "LIBOR Borrowing" shall mean any Revolving Loan Borrowing consisting of LIBOR Loans.

               "LIBOR Loan" shall mean any Revolving Loan or Term Loan bearing interest based upon the LIBO Rate.

               "LIBOR Portion" shall mean a portion of the Term Loan Borrowing bearing interest based upon the LIBO Rate.

               "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, Capital Lease or other title retention agreement, or any agreement to provide any of the foregoing.

               "Loan" shall mean a Revolving Loan or Term Loan.

               "Loan Account" shall have the meaning given to that term in Subparagraph 2.09(a).

               "Managing Agents" shall have the meaning given to that term in clause (5) of the introductory paragraph hereof.

               "Margin Stock" shall have the meaning given to that term in Regulation U issued by the Federal Reserve Board.

               "Material Adverse Effect" shall mean a material adverse effect on
        (a) the business, assets, operations or financial condition of FIL and its Subsidiaries, taken as a whole, or either Borrower and its Subsidiaries, taken as a whole; (b) the ability of either Borrower to pay or perform its Obligations in accordance with the terms of this Agreement and the other Credit Documents or the ability of FIL to pay or perform its obligations in accordance with the terms of the FIL Credit Documents; (c) the ability of the Guarantors (taken as a whole) to pay or perform the Obligations in accordance with the terms of this Agreement and the other Credit Documents; (d) the rights and remedies of Agent or any Lender under this Agreement, the other Credit Documents or any related document, instrument or agreement; or (e) the value of the Collateral, Agent's or any Lender's security interest in the Collateral or the perfection or priority of such security interests.

               "Material Subsidiary" shall mean, at any time during any fiscal year of FIL, any Subsidiary of FIL that (i) (A) had revenues during the immediately preceding fiscal year equal to or greater than five percent (5.0%) of the consolidated total revenues of FIL and all of its Subsidiaries during such preceding year or (B) held assets, excluding investments in Subsidiaries, on the last day of the immediately preceding fiscal year equal to or greater than ten percent (10%) of the consolidated total assets of FIL and all of its Subsidiaries on such date, in each case as set forth or reflected in the audited Financial Statements provided pursuant to clause (i) of Subparagraph 5.01(a) hereof or (ii) with respect to any Subsidiary added or created during such year, (A) had revenues, determined on a pro forma basis as of the most recent twelve months for which financial statements are available, greater than five percent (5%) of the consolidated total revenues of FIL and all of its Subsidiaries during such preceding year or (B) held assets, excluding investments in Subsidiaries, on the last day of the immediately preceding month equal to or greater than ten percent (10%) of the consolidated total assets of FIL and all of its Subsidiaries on such date of the consolidated total revenues of FIL and its Subsidiaries (including such added or created Subsidiary or Subsidiaries) determined on a pro forma basis during such year.

               "maturity" shall mean, with respect to any Loan, interest, fee or other amount payable by either Borrower under this Agreement or the other Credit Documents, the date such Loan, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

               "Moody's" shall mean Moody's Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

               "Multiemployer Plan" shall mean any multiemployer plan within the meaning of section 3(37) of ERISA maintained or contributed to by FIL, either Borrower, any Material Subsidiary or any ERISA Affiliate.

               "Non-Excluded Taxes" shall mean all Taxes other than Excluded Taxes.

               "Note" shall mean a Revolving Loan Note or Term Loan Note.

               "Notice of Borrowing" shall mean a Notice of Revolving Loan Borrowing or the Notice of Term Loan Borrowing.

               "Notice of Interest Period Selection" shall have the meaning given to that term in clause (ii) of Subparagraph 2.03(b).

               "Notice of Revolving Loan Borrowing" shall have the meaning given to that term in Subparagraph 2.02(a).

               "Notice of Term Loan Borrowing" shall have the meaning given to that term in Subparagraph 2.02(b).

               "Notice of Term Loan Conversion" shall have the meaning given to that term in clause (iii) of Subparagraph 2.03(b).

               "Obligations" shall mean and include all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by either Borrower individually or both of the Borrowers jointly and severally to Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Agreement or any of the other Credit Documents, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrowers or payable by Borrowers thereunder.

               "Participant" shall have the meaning given to that term in Subparagraph 8.05(b).

               "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

               "Permitted Indebtedness" shall have the meaning given to that term in Subparagraph 5.02(a).

               "Permitted Liens" shall have the meaning given to that term in Subparagraph 5.02(b).

               "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity or a Governmental Authority.

               "Pledge Agreement" shall have the meaning given to that term in Subparagraph 2.15(a).

               "Portion" shall mean a portion of the principal amount of the Term Loan Borrowing or any Term Loan. The Term Loan Borrowing shall consist of one or more Portions, and each Term Loan comprising the Term Loan Borrowing shall consist of the same number of Portions, with each such Loan Portion corresponding pro rata to a Borrowing Portion. Any reference to a Portion of the Term Loan Borrowing shall include the corresponding Portion of each Term Loan comprising the Term Loan Borrowing.

               "Pricing Grid" shall mean Schedule II.

               "Pricing Period" shall mean (a) the period commencing on the date of this Agreement and ending 45 days after the quarter ended June 30, 2000 and (b) thereafter each period commencing 45 days after the last day of the immediately preceding calendar quarter and ending 45 days after the last day of the next applicable calendar quarter, as explained in the Pricing Grid.

               "Pricing Period Level" shall mean either a Level 1 Period, Level 2 Period, Level 3 Period, Level 4 Period, Level 5 Period or Level 6 Period, which shall be determined based upon FIL's corresponding Debt/EBITDA Ratio for the consecutive four-quarter period ending on the last day of the immediately preceding quarter as set forth in the Pricing Grid; provided that, Level 2 Period pricing, as set forth in the Pricing Grid, will apply during any Pricing Period (other than FIL's first Pricing Period) in which FIL's senior unsecured long-term debt rating from S&P or Moody's is equal to or better than either BBB- or Baa3. Such pricing adjustment (if any) occurring as a result of such debt rating will take place when FIL notifies Agent that such debt rating has been achieved, and will continue until such debt rating drops below BBB- or Baa3 in which case the pricing will be calculated as set forth in the Pricing Grid.

               "Prime Rate" shall mean the per annum rate publicly announced by ABN AMRO from time to time at its Chicago office as its "prime rate." The Prime Rate is determined by ABN AMRO from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by ABN AMRO at any given time for any particular class of customers or credit extensions. Any change in the Base Rate resulting from a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

               "Proportionate Share" shall mean:

                      (a) With respect to any Lender and Facility A at any time, such Lender's Facility A Proportionate Share at such time;

                      (b) With respect to any Lender and Facility B at any time, such Lender's Facility B Proportionate Share at such time;

                      (c) With respect to any Lender without reference to either
               Facility:

                             (i) At any time prior to the termination of the
                      Facility B Commitments, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) the sum of such Lender's Facility A Commitment and Facility B Commitment at such time to (ii) the sum of the Total Facility A Commitment and Total Facility B Commitment at such time;

                             (ii) With respect to any Lender at any time after
                      the termination of the Facility B Commitments and prior to the termination of the Facility A Commitments, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) the sum of such Lender's Facility A Commitment and the principal amount of such Lender's Term Loan outstanding at such time to (ii) the sum of the Total Facility A Commitment and the aggregate principal amount of all Term Loans outstanding at such time; and

                             (iii) With respect to any Lender at any time after
                      the termination of both the Facility A Commitments and the Facility B Commitments, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) the aggregate principal amount of all of such Lender's Loans outstanding at such time to
                      (ii) the aggregate principal amount of all Lenders' Loans outstanding at such time.

               "Rate Contracts" shall mean swap agreements (as that term is defined in Section 101 of the Federal Bankruptcy Reform Act of 1978, as amended) and any other agreements or arrangements designed to provide protection against fluctuations in interest rates, currency exchange rates or commodity prices.

               "Register" shall have the meaning given to that term in Subparagraph 8.05(d).

               "Reportable Event" shall have the meaning given to that term in ERISA and applicable regulations thereunder.

               "Required Lenders" shall mean, at any time, Lenders whose Proportionate Shares equal or exceed fifty-one percent (51%) at such time, except at any time any Lender is a Defaulting Lender. (For the purposes of determining "Required Lenders" at any time any Lender is a Defaulting Lender, the "Proportionate Shares" of non-defaulting Lenders shall be determined excluding from the Total Facility A Commitment, the Total Facility B Commitment and the aggregate principal amount of all Term Loans the aggregate amounts of the Defaulting Lenders' Facility A Commitments, Facility B Commitments and Term Loans; and "Required Lenders" shall mean non-defaulting Lenders whose Proportionate Shares as so determined then equal or exceed fifty-one percent (51%).)

               "Requirement of Law" applicable to any Person shall mean (a) the Articles or Certificate of Incorporation and By-laws, Partnership Agreement or other organizational or governing documents of such Person,
        (b) any Governmental Rule applicable to such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person or (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

               "Reserve Requirement" shall mean, with respect to any day in an Interest Period for any Revolving Loan Borrowing consisting of LIBOR Loans or any LIBOR Portion of the Term Loan Borrowing, the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurodollar funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on any Lender by any Governmental Authority.

               "Revolving Loan" shall mean a Facility A Revolving Loan or a Facility B Revolving Loan.

               "Revolving Loan Borrowing" shall mean a Facility A Revolving Loan Borrowing or a Facility B Revolving Loan Borrowing.

               "Revolving Loan Note" shall have the meaning given to that term in Subparagraph 2.09(b).

               "S&P" shall mean Standard & Poor's Rating Services, and any successor thereto that is a nationally recognized rating agency.

               "Security Documents" shall mean and include the Guaranty, the Pledge Agreements and all other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements) delivered to Agent or any Lender in connection with any Collateral or to secure the Obligations.

               "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including contingent, subordinated, matured and unliquidated liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is greater than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in or about to engage in business or transactions for which such Person's property would constitute an unreasonably small capital.

               "Subordinated Indenture" shall mean the Indenture dated as of October 15, 1997 by and between FIL and State Street Bank and Trust Company of California, N.A., as trustee, and any other document, instrument or agreement evidencing the subordinating indebtedness thereunder.

               "Subsidiary" of any Person shall mean (a) any corporation of which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries, (b) any partnership, joint venture, limited liability company or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries or (c) any other Person included in the Financial Statements of such Person on a consolidated basis.

               "Surety Instruments" shall mean all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

               "Taxes" shall mean all present and future income, stamp, documentary and other taxes and duties, and all other levies, imposts, charges, fees, deductions and withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority.

               "Term Loan" shall have the meaning given to that term in clause
        (ii) of Subparagraph 2.01(c).

               "Term Loan Borrowing" shall mean a borrowing consisting of all the Term Loans of the same Type (and same Interest Period if LIBOR Loans) made by Facility B Lenders on the Facility B Revolving Loan Maturity Date pursuant to the Notice of Term Loan Borrowing. Any reference to a Term Loan Borrowing shall include all the Term Loans constituting such Term Loan Borrowing. (One or more Term Loan Borrowings may be made on the Facility B Revolving Loan Maturity Date.)

               "Term Loan Maturity Date" shall mean the date that is one (1) year after the Facility B Revolving Loan Maturity Date.

               "Term Loan Note" shall have the meaning given to that term in Subparagraph 2.09(b).

               "Total Facility A Commitment" shall mean, at any time, the sum at such time of Facility A Lenders' Facility A Commitments. The Total Facility A Commitment on the date of this Agreement is One Hundred Seventy Five Million Dollars ($175,000,000).

               "Total Facility B Commitment" shall mean, at any time, the sum at such time of Facility B Lenders' Facility B Commitments. The Total Facility B Commitment on the date of this Agreement is One Hundred Seventy Five Million Dollars ($175,000,000).

               "Type" shall mean, with respect to any Revolving Loan, any Revolving Loan Borrowing or any Portion of any Term Loan or the Term Loan Borrowing at any time, the classification of such Loan, Borrowing or Portion by the type of interest rate it then bears, whether an interest rate based upon the Base Rate or LIBO Rate.

               "Unused" shall mean

                      (a) With respect to the Facility A Commitment at any time, the remainder of (i) the Total Facility A Commitment at such time minus (ii) the aggregate principal amount of all Facility A Revolving Loans outstanding at such time; and

                      (b) With respect to the Facility B Commitment at any time, the remainder of (i) the Total Facility B Commitment at such time minus (ii) the aggregate principal amount of all Facility B Revolving Loans outstanding at such time.

        1.02. GAAP. Unless otherwise indicated in this Agreement or any other Credit Document, all accounting terms used in this Agreement or any other Credit Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP. If GAAP changes during the term of this Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, Borrowers, Lenders and Agent agree to negotiate in good faith to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating FIL's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until Borrowers, Lenders and Agent so amend this Agreement, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change. Any calculations performed under this Credit Agreement that are based on the total assets or total revenues of FIL and its Subsidiaries and which contemplate the completion of the DII Acquisition shall be determined based on the March 31 fiscal year end consolidated pro forma financial statements of FIL giving effect to the DII Acquisition for such purposes; except with respect to the definition of "Material Subsidiary" herein, which shall be calculated based on a nine (9) month pro forma basis.

        1.03. Headings. Headings in this Agreement and each of the other Credit Documents are for convenience of reference only and are not part of the substance hereof or thereof.

        1.04. Plural Terms. All terms defined in this Agreement or any other Credit Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

        1.05. Governing Law. Unless otherwise expressly provided in any Credit Document, this Agreement and each of the other Credit Documents shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

        1.06. English Language. This Agreement and the other Credit Documents are executed and shall be construed in the English language. All instruments, agreements, certificates, opinions and other documents to be furnished or communications to be given or made under this Agreement or any other Credit Document shall be in the English language.

        1.07. Construction. This Agreement is the result of negotiations among, and has been reviewed by, Borrowers, each Lender, Agent and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against either Borrower, any Lender or Agent.

        1.08. Entire Agreement. This Agreement and each of the other Credit Documents, taken together, constitute and contain the entire agreement of Borrowers, Lenders and Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof (excluding the Agent's Fee Letter but including the commitment letter dated as of February 28, 2000 between FIL and ABN AMRO).

        1.09. Calculation of Interest and Fees. All calculations of interest and fees under this Agreement and the other Credit Documents for any period (a) shall include the first day of such period and exclude the last day of such period and (b) shall be calculated on the basis of a year of 360 days for actual days elapsed, except that during any period any Loan or Portion bears interest based upon the Prime Rate, such interest shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed.

        1.10.  References.

               (a) References in this Agreement to "Recitals," "Sections," "Paragraphs," "Subparagraphs," "Exhibits" and "Schedules" are to recitals, sections, paragraphs, subparagraphs, exhibits and schedules therein and thereto unless otherwise indicated.

               (b) References in this Agreement or any other Credit Document to any document, instrument or agreement (i) shall include all exhibits, schedules and other attachments thereto, (ii) shall include all documents, instruments or agreements issued or executed in replacement thereof if such replacement is permitted hereby, and (iii) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time if such amendment, modification or supplement is permitted hereby.

               (c) References in this Agreement or any other Credit Document to any Governmental Rule (i) shall include any successor Governmental Rule,
        (ii) shall include all rules and regulations promulgated under such Governmental Rule (or any successor Governmental Rule), and (iii) shall mean such Governmental Rule (or successor Governmental Rule) and such rules and regulations, as amended, modified, codified or reenacted from time to time and in effect at any given time.

               (d) References in this Agreement or any other Credit Document to any Person in a particular capacity (i) shall include any permitted successors to and assigns of such Person in that capacity and (ii) shall exclude such Person individually or in any other capacity.

        1.11. Other Interpretive Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Credit Document shall refer to this Agreement or such other Credit Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Credit Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Credit Document shall not be construed to be limiting or exclusive. In the event of any inconsistency between the terms of this Agreement and the terms of any other Credit Document, the terms of this Agreement shall govern.

SECTION II.       CREDIT FACILITIES.

        2.01.  Loans.

               (a)    Facility A Revolving Loans.

                      (i) Availability. Subject to the terms and conditions of
               this Agreement (including the amount limitations set forth in Paragraph 2.05), each Facility A Lender severally agrees to advance to Borrowers from time to time during the period beginning on the Closing Date and ending on the Facility A Revolving Loan Maturity Date its pro rata share of such revolving loans in Dollars as Borrowers may request under Facility A (individually, a "Facility A Revolving Loan"); provided, however, that no Lender shall have any obligation to make a requested Facility A Revolving Loan if, after giving effect to such Loan, the aggregate principal amount of all such Lender's Facility A Revolving Loans then outstanding would exceed such Lender's Facility A Commitment at such time. All Facility A Revolving Loans shall be made on a pro rata basis by Facility A Lenders in accordance with their respective Facility A Proportionate Shares, with each Facility A Revolving Loan Borrowing to be comprised of a Facility A Revolving Loan made by each Facility A Lender equal to such Facility A Lender's Proportionate Share of such Facility A Revolving Loan Borrowing. Except as otherwise provided herein, Borrowers may borrow, repay and reborrow Facility A Revolving Loans until the Facility A Revolving Loan Maturity Date.

                      (ii) Scheduled Payments. Borrowers shall repay the
               principal amount of the Facility A Revolving Loans in full on the Facility A Revolving Loan Maturity Date. Borrowers shall pay accrued interest on the unpaid principal amount of each Facility A Revolving Loan in arrears (A) in the case of a Base Rate Loan, on the last day of the month of each March, June, September and December, (B) in the case of a LIBOR Loan, on the last day of each Interest Period therefor (and, if any such Interest Period is longer than three (3) months, every three (3) months); and (C) in the case of all Facility A Revolving Loans, upon prepayment (to the extent thereof) and at maturity.

               (b)    Facility B Revolving Loans.

               (i) Availability. Subject to the terms and conditions of this Agreement (including the amount limitations set forth in Paragraph 2.05), each Facility B Lender severally agrees to advance to Borrowers from time to time during the period beginning on the Closing Date and ending on the Facility B Revolving Loan Maturity Date its pro rata share of such revolving loans in Dollars as Borrowers may request under Facility B (individually, a "Facility B Revolving Loan"); provided, however, that no Facility B Lender shall have any obligation to make a requested Facility B Revolving Loan if, after giving effect to such Loan, the aggregate principal amount of all such Lender's Facility B Revolving Loans then outstanding would exceed such Lender's Facility B Commitment at such time. All Facility B Revolving Loans shall be made on a pro rata basis by Facility B Lenders in accordance with their respective Facility B Proportionate Shares, with each Facility B Revolving Loan Borrowing to be comprised of a Facility B Revolving Loan made by each Facility B Lender equal to such Facility B Lender's Proportionate Share of such Facility B Revolving Loan Borrowing. Except as otherwise provided herein, Borrowers may borrow, repay and reborrow Facility B Revolving Loans until the Facility B Revolving Loan Maturity Date.

                      (ii) Scheduled Payments. Borrowers shall repay the
               principal amount of the Facility B Revolving Loans in full on the Facility B Revolving Loan Maturity Date. Such repayment may be effected with the proceeds of the Term Loan Borrowing pursuant to Subparagraph 2.02(b). Borrowers shall pay accrued interest on the unpaid principal amount of each Facility B Revolving Loan in arrears (A) in the case of a Base Rate Loan, on the last day of the month of each March, June, September and December, (B) in the case of a LIBOR Loan, on the last day of each Interest Period therefor (and, if any such Interest Period is longer than three
               (3) months, every three (3) months); and (C) in the case of all Facility B Revolving Loans, upon prepayment (to the extent thereof) and at maturity.

               (c)    Term Loan.

                      (i) Availability. Subject to the terms and conditions of
               this Agreement (including the amount limitations set forth in Paragraph 2.05), each Facility B Lender severally agrees to advance, upon the request of Borrowers pursuant to Subparagraph 2.02(b), to Borrowers on the Facility B Revolving Loan Maturity Date its pro rata share of such term loans in Dollars as Borrowers shall request under Facility B (individually, a "Term Loan"); provided, however, that no Lender shall have any obligation to make requested Term Loans if the aggregate principal amount thereof would exceed such Lender's Facility B Commitment on the Facility B Revolving Loan Maturity Date. The Term Loans shall be made on a pro rata basis by Facility B Lenders in accordance with their respective Facility B Proportionate Shares, with each Term Loan Borrowing to be comprised of a Term Loan by each Facility B Lender equal to such Facility B Lender's Facility B Proportionate Share of such Term Loan Borrowing. Borrowers may not reborrow the principal amount of a Term Loan after repayment or prepayment thereof.

                      (ii) Scheduled Payments. Borrowers shall repay the
               principal amount of the Term Loans in full in a single installment on the Term Loan Maturity Date. Borrowers shall pay accrued interest on the unpaid principal amount of each Term Loan in arrears (A) in the case of a Base Rate Portion, on the last day of the month of each March, June, September and December, (B) in the case of a LIBOR Portion, on the last day of each Interest Period (and if any such Interest Period is equal to or longer than three (3) months, every three (3) months); and (C) in the case of all Term Loans, upon prepayment (to the extent thereof) and at maturity.

        2.02.  Notice of Borrowing.

               (a) Notice of Revolving Loan Borrowing. Borrowers shall request each Revolving Loan Borrowing by delivering to Agent an irrevocable written notice in the form of Exhibit A, appropriately completed (a "Notice of Revolving Loan Borrowing"), which specifies, among other things:

                      (i) Whether such Revolving Loan Borrowing is a Borrowing under Facility A or Facility B;

                      (ii) The principal amount of such Revolving Loan
               Borrowing, which shall be in the minimum amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

                      (iii) Whether such requested Revolving Loan Borrowing is
               to consist of Base Rate Loans or LIBOR Loans;

                      (iv) If such Revolving Loan Borrowing is to consist of
               LIBOR Loans, the initial Interest Period selected by the applicable Borrower for such Revolving Loan Borrowing in accordance with Subparagraph 2.03(b)(i);

                      (v) The date of such Borrowing, which shall be a Business
               Day; and

                      (vi) The applicable Borrower for such Revolving Loan
               Borrowing.

        Borrowers shall give each Notice of Revolving Loan Borrowing to Agent at least three (3) Business Days before the date of the requested Revolving Loan Borrowing in the case of a Revolving Loan Borrowing consisting of LIBOR Loans and at least one (1) Business Day before the date of the requested Revolving Loan Borrowing in the case of a Revolving Loan Borrowing consisting of Base Rate Loans. Each Notice of Revolving Loan Borrowing shall be signed by the applicable Borrower and delivered by first-class mail or facsimile to Agent at the office or facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrowers shall promptly deliver to Agent the original of any Notice of Revolving Loan Borrowing initially delivered by facsimile. Agent shall promptly notify each Lender of the contents of each Notice of Revolving Loan Borrowing.

               (b) Notice of Term Loan Borrowing. Borrowers shall request each Term Loan Borrowing by delivering to Agent an irrevocable written notice in the form of Exhibit B, appropriately completed (a "Notice of Term Loan Borrowing"), which specifies, among other things:

                      (i) The principal amount of each Term Loan Borrowing,
               which shall be in the minimum amount of $5,000,000 or an integral multiple of approximately $1,000,000 in excess thereof;

                      (ii) (A) The principal portion of such Term Loan Borrowing which is to be a Base Rate Portion and (2) the principal portion(s) of such Term Loan Borrowing which is (are) to be a LIBOR Portion(s);

                      (iii) If any Portion of such Term Loan Borrowing is
               initially to be a LIBOR Portion, the initial Interest Period selected by the applicable Borrower for each such Portion in accordance with Subparagraph 2.03(b)(i) ; and

                      (iv) The applicable Borrower for each Term Loan Borrowing.

        Borrowers shall give the Notice of Term Loan Borrowing to Agent at least three (3) Business Days before the Facility B Revolving Loan Maturity Date in the case of a Term Loan Borrowing if any Portion of the Term Loan Borrowing is initially to be a LIBOR Portion and at least one (1) Business Day before the Facility B Revolving Loan Maturity Date in the case of a Term Loan Borrowing if the only Portion of the Term Loan Borrowing is initially to be a Base Rate Portion. The Notice of Term Loan Borrowing shall be signed by the applicable Borrower(s) and delivered by first-class mail or facsimile to Agent at the office or facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrowers shall promptly deliver to Agent the original of the Notice of Term Loan Borrowing if initially delivered by facsimile. Agent shall promptly notify each Lender of the contents of the Notice of Term Loan Borrowing.

        2.03.  Interest.

               (a) Interest Rates. Borrowers shall pay interest on the unpaid principal amount of each Loan from the date of such Loan until the maturity thereof, at one of the following rates per annum:

                      (i) During such periods as any Revolving Loan is a Base
               Rate Loan or any Portion of such Term Loan is a Base Rate Portion, at a rate per annum on such Loan or Portion equal to the Base Rate plus the Applicable Margin therefor, such rate to change from time to time as the Applicable Margin or Base Rate shall change; and

                      (ii) During such periods as any Revolving Loan is a LIBOR
               Loan or any Portion of such Term Loan is a LIBOR Portion, at a rate per annum on such Loan or Portion equal at all times during each Interest Period for such Loan or Portion to the LIBO Rate for such Interest Period plus the Applicable Margin therefor, such rate to change from time to time as the Applicable Margin shall change.

        All Revolving Loans in each Revolving Loan Borrowing shall, at any given time prior to maturity, bear interest at one, and only one, of the above rates. Each LIBOR Loan Borrowing or LIBOR Portion of the Term Loan Borrowing shall be in a minimum amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

               (b)    Terms.

                      (i) LIBOR Loan and LIBOR Portion Interest Periods. The
               initial and each subsequent Interest Period selected by a Borrower for any Revolving Loan Borrowing consisting of LIBOR Loans or any LIBOR Portion of the Term Loan Borrowing shall be one (1), two (2), three (3) or six (6) months; provided, however, that (A) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (B) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; (C) no Interest Period for a Facility A Revolving Loan Borrowing shall end after the Facility A Revolving Loan Maturity Date; (D) no Interest Period of a Facility B Revolving Loan Borrowing shall end after the Facility B Revolving Loan Maturity Date, and (E) no Interest Period for a LIBOR Portion of a Term Loan Borrowing shall end after the Term Loan Maturity Date.

                      (ii) Notice of Interest Period Selection. The applicable
               Borrower shall notify Agent by an irrevocable written notice in a form acceptable to Agent, appropriately completed (a "Notice of Interest Period Selection"), at least three (3) Business Days prior to the last day of each Interest Period for a Revolving Loan Borrowing consisting of LIBOR Loans or any LIBOR Portion of a Term Loan Borrowing of the Interest Period selected by such Borrower for the next succeeding Interest Period for such Borrowing or Portion. Each Notice of Interest Period Selection shall be given by first-class mail or facsimile to the office or the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that the applicable Borrower shall promptly deliver to Agent the original of any Notice of Interest Period Selection initially delivered by facsimile. If either Borrower fails to notify Agent of the next Interest Period for a Borrowing in accordance with this Subparagraph 2.03(b)(ii), the next Interest Period for such Borrowing shall be one (1) month. Agent shall promptly notify each Lender of the contents of each Notice of Interest Period Selection.

                      (iii) Conversion of Term Loan Portions. Either Borrower
               may convert any Portion of the Term Loan Borrowing from one Type of Portion to another Type; provided, however, that any conversion of a LIBOR Portion into a Base Rate Portion shall be made on, and only on, the last day of an Interest Period for such LIBOR Portion. Borrowers shall request such a conversion by an irrevocable written notice to Agent in a form acceptable to Agent, appropriately completed (a "Notice of Term Loan Conversion"), which specifies, among other things:

                             (A) The Portion of the Term Loan Borrowing which is
                      to be converted;

                             (B) The amount and Type of each Portion of the Term
                      Loan Borrowing into which it is to be converted;

                             (C) If any Portion of the Term Loan Borrowing is to
                      be converted into a LIBOR Portion, the initial Interest Period selected by the applicable Borrower for such Portion in accordance with Subparagraph 2.03(b)(i); and

                             (D) The date of the requested conversion, which
                      shall be a Business Day.

               Borrowers shall give each Notice of Term Loan Conversion to Agent at least three (3) Business Days before the date of the requested conversion. Each Notice of Term Loan Conversion shall be delivered by first-class mail or facsimile to Agent at the office or to the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that such Borrower shall promptly deliver to Agent the original of any Notice of Term Loan Conversion initially delivered by facsimile. Agent shall promptly notify each Lender of the contents of each Notice of Term Loan Conversion.

        2.04.  Purpose.

               (a) Revolving Loans. Borrowers shall use the proceeds of the initial Revolving Loan to repay on the Closing Date all indebtedness outstanding under the Existing FIUI Credit Agreement and to fund the DII Acquisition (including debt refinancing), and thereafter Borrowers shall use the proceeds of the Revolving Loans and for their respective working capital and general corporate needs.

               (b) Term Loans. Borrowers shall use the proceeds of the Term Loans first to repay all outstanding Facility B Revolving Loans and then for their respective working capital and general corporate needs. Any Facility B Revolving Loans outstanding at the time of the funding of any Term Loan shall be deemed to be converted into Term Loans.

        2.05.  Amount Limitations, Commitment Reductions, Etc.

               (a) Commitment Limitations. The aggregate principal amount of all Facility A Revolving Loans outstanding at any time shall not exceed the Total Facility A Commitment at such time. The aggregate principal amount of all Facility B Revolving Loans outstanding at any time shall not exceed the Total Facility B Commitment at such time. The aggregate principal amount of all Term Loans outstanding at any time shall not exceed the Total Facility B Commitment at such time.

               (b) Reduction or Cancellation of Commitments. Upon four (4) Business Days prior written notice to Agent, Borrowers may permanently reduce the Total Facility A Commitment and/or the Total Facility B Commitment by the amount of Five Million Dollars ($5,000,000) or integral multiples in excess thereof or cancel the Total Facility A Commitment and/or the Total Facility B Commitment in its entirety; provided, however, that:

                             (i) Borrowers may not reduce the Total Facility A
                      Commitment prior to the Facility A Revolving Loan Maturity Date, if, after giving effect to such reduction, the aggregate principal amount of all Facility A Revolving Loans then outstanding would exceed the Total Facility A Commitment;

                             (ii) Borrowers may not reduce the Total Facility B
                      Commitment prior to the Facility B Revolving Loan Maturity Date if, after giving effect to such reduction, the aggregate principal amount of all Facility B Revolving Loans then outstanding would exceed the Total Facility B Commitment;

                             (iii) Borrowers may not cancel the Total Facility A
                      Commitment prior to the Facility A Revolving Loan Maturity Date, if, after giving effect to such cancellation, any Facility A Revolving Loan would then remain outstanding; and

                             (iv) Borrowers may not cancel the Total Facility B
                      Commitment prior to the Facility B Revolving Loan Maturity Date, if, after giving effect to such cancellation, any Facility B Revolving Loan would then remain outstanding.

               Unless sooner terminated pursuant to this Agreement, the Facility A Commitments shall terminate on the Facility A Revolving Loan Maturity Date and the Facility B Commitments shall terminate on the Facility B Revolving Loan Maturity Date.

               (c) Effect of Commitment Reductions. From the effective date of any reduction of the Total Facility A Commitment or the Total Facility B Commitment, the Commitment Fees payable pursuant to Subparagraph 2.06(b) shall be computed on the basis of the Total Facility A Commitment and/or the Total Facility B Commitment as so reduced. Once reduced or cancelled, the Total Facility A Commitment or the Total Facility B Commitment may not be increased or reinstated without the prior written consent of all Facility A Lenders or Facility B Lenders, as applicable. Any reduction of the Total Facility A Commitment pursuant to Subparagraph 2.05(b) shall be applied ratably to reduce each Facility A Lender's Facility A Commitment in accordance with clause (i) of Subparagraph 2.09(a). Any reduction of the Total Facility B Commitment pursuant to Subparagraph 2.05(b) shall be applied ratably to reduce each Facility B Lender's Facility B Commitment in accordance with clause (ii) of Subparagraph 2.11(a).

        2.06.  Fees.

               (a) Agent's Fee. Borrowers shall pay to Agent, for its own account, agent's fees and other compensation in the amounts and at the times set forth in the Agent's Fee Letter.

               (b) Commitment Fees. Borrowers shall pay to Agent:

                      (i) For the ratable benefit of Facility A Lenders as
               provided in clause (v) of Subparagraph 2.11(a), commitment fees in Dollars (the "Facility A Commitment Fees") equal to the Commitment Fee Percentage of the daily average Unused amount of the Total Facility A Commitment for the period beginning on the date of this Agreement and ending on the Facility A Revolving Loan Maturity Date; and

                      (ii) For the ratable benefit of Facility B Lenders as
               provided in clause (vi) of Subparagraph 2.11(a), commitment fees in Dollars (the "Facility B Commitment Fees") equal to the Commitment Fee Percentage of the daily average Unused amount of the Total Facility B Commitment for the period beginning on the date of this Agreement and ending on the Facility B Revolving Loan Maturity Date.

        Borrowers shall pay the Commitment Fees in arrears on the last day of each March, June, September and December (commencing June 30, 2000) and on the Facility A Revolving Loan Maturity Date and the Facility B Revolving Loan Maturity Date, as the case may be (or if the Total Facility A Commitment or Total Facility B Commitment is cancelled on a date prior to the Facility A Revolving Loan Maturity Date or the Facility B Revolving Loan Maturity Date, as the case may be, on such prior date).

        2.07.  Prepayments.

               (a) Terms of all Prepayments. Upon the prepayment of any Loan (whether such prepayment is an optional prepayment under Subparagraph 2.07(b), a mandatory prepayment required by Subparagraph

        2.07(c) or a mandatory prepayment required by any other provision of this Agreement or the other Credit Documents, including a prepayment upon acceleration), the applicable Borrower shall pay to the Lender that made such Loan (i) all accrued interest to the date of such prepayment on the amount prepaid and (ii) if such prepayment is the prepayment of a LIBOR Loan or of a LIBOR Portion on a day other than the last day of an Interest Period for such LIBOR Loan or such LIBOR Portion, all amounts payable to such Lender pursuant to Paragraph 2.14.

               (b) Optional Prepayments. At its option, either Borrower may prepay, in whole or in part, any Borrowing made to it, provided that:

                      (i) Such Borrower delivers to Agent prior written notice
               of such prepayment, which notice shall be delivered (A) not less than three (3) Business Days prior to the prepayment of any Revolving Loan Borrowing consisting of LIBOR Loans or any LIBOR Portion or a Term Loan Borrowing; and (B) not less than one (1) Business Day prior to any prepayment of a Base Rate Borrowing or Base Rate Portion; and

                      (ii) Any prepayment in part shall be in a minimum
               aggregate principal amount equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

               (c)    Mandatory Prepayments.

                      (i) If, at any time, the aggregate principal amount of all
               Facility A Revolving Loans then outstanding exceeds any limitations set forth in Subparagraph 2.05(c), the applicable Borrower(s) shall immediately prepay such Facility A Revolving Loans in such amounts as Agent shall determine are necessary to eliminate such excess.

                      (ii) If, at any time, the aggregate principal amount of
               all Facility B Revolving Loans then outstanding exceeds any limitations set forth in Subparagraph 2.05(c), the applicable Borrower(s) shall immediately prepay such Facility B Revolving Loans in such amounts as Agent shall determine are necessary to eliminate such excess.

               (d) Application of Prepayments. All prepayments of Borrowings shall, to the extent possible, be applied to prepay the Base Rate Borrowings, Base Rate Portions, LIBOR Borrowings or LIBOR Portions designated by either Borrower.

        2.08.  Other Payment Terms.

               (a)    Place and Manner.

                      (i) Borrowers shall make all payments due to each Lender
               or Agent hereunder by payments to Agent at Agent's New York office located at the address specified in Paragraph 8.01, with each such payment due to a Lender to be for the account of such Lender and such Lender's Lending Office.

                      (ii) Borrowers shall make all payments hereunder in same
               day or immediately available funds and without deduction or offset not later than 11:00 a.m. (California time) and on the date due. Agent shall promptly disburse to each Lender each payment received by Agent for the account of such Lender.

               (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

               (c)    Currency of Payment.

                      (i) Borrowers shall pay principal of, interest on and all
               other amounts related to each Borrowing in Dollars. Borrowers shall pay Commitment Fees and all other amounts payable under this Agreement and the other Credit Documents in Dollars.

                      (ii) If any amounts required to be paid by Borrowers under this Agreement, any other Credit Document or any order, judgment or award given or rendered in relation hereto or thereto has to be converted from the currency (the "first currency") in which the same is payable hereunder or thereunder into another currency (the "second currency") for the purpose of (A) making or filing a claim or proof against Borrowers with any Governmental Authority,
               (B) obtaining an order or judgment in any court or other tribunal or (C) enforcing any order or judgment given or made in relation hereto, Borrowers shall, to the fullest extent permitted by law, indemnify and hold harmless each of the Persons to whom such amounts are payable from and against any loss suffered as a result of any discrepancy between (1) the rate of exchange used for such purpose to convert the amounts in question from the first currency into the second currency and (2) the rate or rates of exchange at which such Person may, using reasonable efforts in the ordinary course of business, purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. The foregoing indemnity shall constitute a separate obligation of Borrowers distinct from their other obligations hereunder and shall survive the giving or making of any judgment or order in relation to all or any of such obligations. The obligations of Borrowers under this Subparagraph 2.08(c) shall survive the payment and performance of the Obligations and the termination of this Agreement.

               (d) Late Payments. If any amount required to be paid by either Borrower under this Agreement or the other Credit Documents (including, without limitation, principal or interest payable on any Loan, any fees or any other amount) remains unpaid after such amount is due, such Borrower shall pay interest on the aggregate, outstanding balance of such amount from the date due until such amount is paid in full at a per annum rate equal to the Base Rate plus two percent (2.00%), such rate to change from time to time as the Base Rate shall change.

               (e) Application of Payments. All payments hereunder shall be applied first to unpaid fees, costs and expenses then due and payable under this Agreement or the other Credit Documents, second to accrued interest then due and payable under this Agreement or the other Credit Documents and finally to reduce the principal amount of outstanding Loans.

               (f) Failure to Pay Agent. Unless Agent shall have received notice from a Borrower at least one (1) Business Day prior to the date on which any payment is due to Lenders hereunder that such Borrower will not make such payment in full, Agent shall be entitled to assume that such Borrower has made or will make such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be paid to the applicable Lenders on such due date an amount equal to the amount then due such Lenders. If and to the extent such Borrower shall not have so made such payment in full to Agent, each such Lender shall repay to Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to Agent, at a per annum rate equal to the Federal Funds Rate for the first three (3) days and the Base Rate thereafter for any amount in Dollars. A certificate of Agent submitted to any Lender with respect to any amount owing by such Lender under this Subparagraph 2.08(f) shall constitute prima facie evidence of such amount.

        2.09.  Loan Accounts; Notes.


               (a) Loan Accounts. The obligation of each Borrower to repay the Loans made to it by each Lender and to pay interest thereon at the rates provided herein shall be evidenced by an account or accounts maintained by such Lender on its books (individually, a "Loan Account"), except that any Lender may request that its Loans be evidenced by a note or notes pursuant to Subparagraph 2.09(b). Each Lender shall record in its Loan Accounts (i) the date, amount and currency of each Loan made by such Lender, (ii) the interest rates applicable to each such Loan and each Portion thereof and the effective dates of all changes thereto,
        (iii) the Interest Period for each LIBOR Loan and LIBOR Portion, (iv) the date and amount of each principal and interest payment on each Loan and Portion and (v) such other information as such Lender may determine is necessary for the computation of principal and interest payable to it by each Borrower hereunder; provided, however, that any failure by a Lender to make, or any error by any Lender in making, any such notation shall not affect Borrowers' Obligations hereunder. The Loan Accounts shall constitute prima facie evidence of the matters noted therein.

               (b) Notes. If any Lender so requests, (i) such Lender's Revolving Loans shall be evidenced by promissory notes in the form of Exhibit C(1) (individually, a "Revolving Loan Note") and (ii) such Lender's Term Loans shall be evidenced by promissory notes in the form of Exhibit C(2) (individually, a "Term Loan Note"), each of which shall be (A) payable to the order of such Lender, (B) dated the Closing Date, and (C) otherwise appropriately completed.

        2.10.  Loan Funding.


               (a) Lender Funding and Disbursements to Borrowers. Each Lender shall, before 11:00 a.m. (New York time) on the date of each Borrowing, make available to Agent at Agent's New York office specified in Paragraph 8.01, in immediately available funds, such Lender's applicable Proportionate Share of such Borrowing. After Agent's receipt of such funds and upon satisfaction of the applicable conditions set forth in
        Section III, Agent shall promptly disburse such funds to the applicable Borrower no later than 1:00 p.m. (California time) in immediately available funds. Agent shall disburse the proceeds of each Borrowing as directed by the applicable Borrower in the applicable Notice of Borrowing.

               (b) Lender Failure to Fund. Unless Agent shall have received notice from a Lender prior to the date of a Borrowing that such Lender will not make available to Agent such Lender's applicable Proportionate Share of such Borrowing, Agent shall be entitled to assume that such Lender has made or will make such amount available to Agent on the date of such Borrowing in accordance with Subparagraph 2.08(a), and Agent may on such date, in reliance upon such assumption, disburse or otherwise credit to the applicable Borrower a corresponding amount. If any Lender does not make the amount of its applicable Proportionate Share of a Borrowing available to Agent on or prior to the date of such Borrowing, such Lender shall pay to Agent, on demand, interest which shall accrue on such amount from the date of such Borrowing until such amount is paid to Agent at rates equal to the Federal Funds Rate for the first three
        (3) days and the Base Rate thereafter. A certificate of Agent submitted to any Lender with respect to any amount owing by such Lender under this Subparagraph 2.08(b) shall constitute prima facie evidence of such amount. If the amount of any Lender's applicable Proportionate Share of any Borrowing is not paid to Agent by such Lender within three (3) Business Days after the date of such Borrowing, the applicable Borrower shall repay such amount to Agent, on demand, together with interest thereon, for each day from the date such amount was disbursed to such Borrower until the date such amount is repaid to Agent, at the interest rate applicable at the time to the Loans comprising such Borrowing.

               (c) Lenders' Obligations Several. The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation hereunder to make its Loan as part of such Borrowing, but no Lender shall be obligated in any way to make any Loan which another Lender has failed or refused to make or otherwise be in any way responsible for the failure or refusal of any other Lender to make any Loan required to be made by such other Lender.

        2.11.  Pro Rata Treatment.


               (a) Borrowings, Commitment Reductions, Etc. Except as otherwise provided herein:

                      (i) Each Borrowing under Facility A and reduction of the
               Total Facility A Commitment shall be made or shared among Facility A Lenders pro rata according to their respective Facility A Proportionate Shares;

                      (ii) Each Borrowing under Facility B and reduction of the
               Total Facility B Commitments shall be made or shared among Facility B Lenders pro rata according to their respective Facility B Proportionate Shares;

                      (iii) Each payment of principal on Loans in any Borrowing
               shall be shared among Lenders which made or funded the Loans in such Borrowing pro rata according to the respective unpaid principal amounts of such Loans then owed to such Lenders;

                      (iv) Each payment of interest on Loans in any Borrowing
               shall be shared among Lenders which made or funded the Loans in such Borrowing pro rata according to (A) the respective unpaid principal amounts of such Loans then owed to such Lenders so made or funded by such Lenders and (B) the dates on which such Lenders so made or funded such Loans;

                      (v) Each payment of Facility A Commitment Fees shall be
               shared among Facility A Lenders (except for Defaulting Lenders) pro rata according to (A) their respective Facility A Proportionate Shares and (B) in the case of each Facility A Lender which becomes a Facility A Lender hereunder after the date hereof and before the Facility A Revolving Loan Maturity Date, the date upon which such Facility A Lender so became a Facility A Lender;

                      (vi) Each payment of Facility B Commitment Fees shall be
               shared among Facility B Lenders (except for Defaulting Lenders) pro rata according to (A) their respective Facility B Proportionate Shares and (B) in the case of each Facility B Lender which becomes a Facility B Lender hereunder after the date hereof and before the Facility B Revolving Loan Maturity Date, the date upon which such Facility B Lender so became a Facility B Lender;

                      (vii) Each payment of interest (other than interest on
               Loans) shall be shared among Lenders and Agent owed the amount upon which such interest accrues pro rata according to (A) the respective amounts so owed such Lenders and Agent and (B) the dates on which such amounts became owing to such Lenders and Agent; and

                      (v) All other payments under this Agreement and the other
               Credit Documents shall be for the benefit of the Person or Persons specified.

               (b) Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of the Loan owed to it as part of any Borrowing in excess of its ratable share of payments on account of all Loans in such Borrowing obtained by all applicable Lenders entitled to such payments, such Lender shall forthwith purchase from such other Lenders such participations in their Loans as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase shall be rescinded and each other applicable Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such other Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Subparagraph 2.11 (b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

        2.12.  Change of Circumstances.

               (a) Inability to Obtain Funds, Determine Rates, Etc. If, on or before the first day of any Interest Period for any LIBOR Borrowing or LIBOR Portion, Agent shall determine (which determination shall be conclusive and binding upon Borrowers absent manifest error) that (i) the LIBO Rate for such Interest Period cannot be adequately and reasonably determined due to other circumstances affecting the London interbank market, or (ii) the rate of interest for such Borrowing or Portion does not adequately and fairly reflect the cost to Lenders of making or maintaining such Borrowing or Portion, Agent shall immediately give notice of such condition to the applicable Borrowers and the applicable Lenders. After the giving of any such notice and until Agent shall otherwise notify the applicable Borrowers that the circumstances giving rise to such condition no longer exist, such Borrowers' right to obtain, continue or convert to Borrowings or Portions shall be suspended. Any LIBOR Borrowings or LIBOR Portions outstanding at the commencement of any such suspension shall be repaid at the end of the then current Interest Period for such Borrowings or Portions unless such suspension has then ended.

               (b) Illegality. If, after the date of this Agreement, the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by any Lender with any request or directive (whether or not having the force of law) of any Governmental Authority (a "Change of Law") shall make it unlawful or impossible for any Lender to make or maintain any LIBOR Loan or LIBOR Portion in Dollars, such Lender shall immediately notify Agent and the applicable Borrower of such Change of Law. Upon receipt of such notice, (i) such Borrower's right to obtain, continue or convert to LIBOR Loans or LIBOR Portions in the affected currency shall be suspended until such time as Agent shall notify such Borrower and the applicable Lenders that the circumstances giving rise to such suspension no longer exist, and (ii) such Borrower shall, if so requested by such Lender, immediately repay such LIBOR Loans or LIBOR Portions if such Lender shall notify such Borrower that such Lender may not lawfully continue to fund and maintain such LIBOR Loans or LIBOR Portions. Any prepayment of LIBOR Loans or LIBOR Portions made pursuant to the preceding sentence prior to the last day of an Interest Period for such LIBOR Loans or LIBOR Portions shall be deemed a prepayment thereof for purposes of Paragraph 2.14.

               (c) Increased Costs. If, after the date of this Agreement, any Change of Law:

                      (i) Shall subject any Lender to any tax, duty or other
               charge with respect to any LIBOR Loan or LIBOR Portion, or shall change the basis of taxation of payments by either Borrower to any such Lender on such a LIBOR Loan or LIBOR Portion, or in respect to such a LIBOR Loan or LIBOR Portion, under this Agreement (except for changes in the rate of taxation on the overall net income of such Lender imposed by its jurisdiction of incorporation or the jurisdiction of its Applicable Lending Office); or

                      (ii) Shall impose, modify or hold applicable any reserve
               (excluding any Reserve Requirement or other reserve to the extent included in the calculation of the LIBO Rate for any Loans or Portions), special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Lender for any LIBOR Loan or LIBOR Portion; or

                      (iii) Shall impose on any Lender any other condition
               related to any LIBOR Loan or LIBOR Portion or such Lender's Commitments;

        And the effect of any of the foregoing is to increase the cost to such Lender of making, continuing or maintaining any such LIBOR Loan or LIBOR Portion or its Commitments or to reduce any amount receivable by such Lender hereunder; then Borrowers shall from time to time, within ten
        (10) Business

        Days after demand by such Lender, pay to such Lender additional amounts sufficient to reimburse such Lender for such increased costs or to compensate such Lender for such reduced amounts; provided, however, that Borrowers shall have no obligation to make any payment to any demanding party under this Subparagraph 2.10(c) on account of any such increased costs or reduced amounts unless Borrowers receive notice of such increased costs or reduced amounts from the demanding party within twelve (12) months after they are incurred or realized. A certificate executed by an officer of the applicable Lender setting forth in reasonable detail the amount of such increased costs or reduced amounts, submitted by such Lender to Borrowers shall constitute prima facie evidence of such costs or amounts. The obligations of Borrowers under this Subparagraph 2.12(c) shall survive the payment and performance of the Obligations and the termination of this Agreement.

               (d) Capital Requirements. If, after the date of this Agreement, any Lender determines that (i) any Change of Law affects the amount of capital required or expected to be maintained by such Lender or any Person controlling such Lender (a "Capital Adequacy Requirement") and
        (ii) the amount of capital maintained by such Lender or such Person which is attributable to or based upon the Loans, the Commitments or this Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Lender's or such Person's policies with respect to capital adequacy), Borrowers shall pay to such Lender or such Person, within ten (10) Business Days after demand of such Lender, such amounts as such Lender or such Person shall determine are necessary to compensate such Lender or such Person for the increased costs to such Lender or such Person of such increased capital; provided, however, that Borrowers shall have no obligation to make any payment to any demanding party under this Subparagraph 2.12(d) on account of any such increased costs unless Borrowers receive notice of such increased costs from the demanding party within twelve (12) months after they are incurred or realized. A certificate executed by an officer of the applicable Lender setting forth in reasonable detail the amount of such increased costs, submitted by any Lender to Borrowers shall constitute prima facie evidence of such costs. The obligations of Borrowers under this Subparagraph 2.12(d) shall survive the payment and performance of the Obligations and the termination of this Agreement.

               (e) Mitigation. Any Lender which becomes aware of (i) any Change of Law which will make it unlawful or impossible for such Lender to make or maintain any LIBOR Loan or LIBOR Portion or (ii) any Change of Law or other event or condition which will obligate Borrowers to pay any amount pursuant to Subparagraph 2.12(c) or Subparagraph 2.12(d) shall notify Borrowers and Agent thereof as promptly as practical. If any Lender has given notice of any such Change of Law or other event or condition and thereafter becomes aware that such Change of Law or other event or condition has ceased to exist, such Lender shall notify Borrowers and Agent thereof as promptly as practical. Each Lender affected by any Change of Law which makes it unlawful or impossible for such Lender to make or maintain any LIBOR Loan or LIBOR Portion or to which Borrowers are obligated to pay any amount pursuant to Subparagraph 2.12(c) or Subparagraph 2.12(d) shall use reasonable commercial efforts (including changing the jurisdiction of its Applicable Lending Offices) to avoid the effect of such Change of Law or to avoid or materially reduce any amounts which Borrowers are obligated to pay pursuant to Subparagraph 2.12(c) or Subparagraph 2.12(d) if, in the reasonable opinion of such Lender, such efforts would not be disadvantageous to such Lender or contrary to such Lender's normal banking practices.

        2.13.  Taxes on Payments.

               (a) Payments Free of Taxes. All payments made by Borrowers under this Agreement and the other Credit Documents shall be made free and clear of, and, except as provided herein, without deduction or withholding for or on account of, Non-Excluded Taxes. If any Non-Excluded Taxes are required to be withheld from any amounts payable to Agent or any Lender hereunder or under the other Credit Documents, the amounts so payable to Agent or such Lender shall be increased to the extent necessary to yield to Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Credit Documents. Whenever any Taxes are payable by Borrowers, as promptly as possible thereafter, Borrowers shall send to Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by Borrowers showing payment thereof. If Borrowers fail to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Borrowers shall indemnify Agent and Lenders for any taxes (including interest or penalties) that may become payable by Agent or any Lender as a result of any such failure. The obligations of Borrowers under this Subparagraph 2.13(a) shall survive the payment and performance of the Obligations and the termination of this Agreement.

               (b) Withholding Exemption Certificates. Each Lender which is not organized under the laws of the United States of America or a state thereof shall, on or prior to the Closing Date in the case of any such Lender that is a Lender hereunder on the date hereof and on or prior to the date any other Lender becomes a Lender hereunder, deliver to Borrowers and Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Lender is entitled to receive payments on its Loans under this Agreement from Borrower's Applicable Payment Office for the account of such Lender's Domestic Lending Office or Euro-Dollar Lending Office without deduction or withholding of any United States federal income taxes. Each such Lender further agrees (A) promptly to notify the applicable Borrowers and Agent of any change of circumstances (including any change in any treaty, law or regulation) which would prevent such Lender from receiving such payments hereunder without any deduction or withholding of such taxes and (B) if such Lender is still legally entitled to do so, then on or before the date that any certificate or other form delivered by such Lender under this Subparagraph 2.13(b) expires, to deliver to such Borrowers and Agent a new certificate or form, certifying that such Lender is entitled to receive such payments under this Agreement without deduction or such taxes.

               (c) Mitigation. If Agent or any Lender claims any additional amounts to be payable to it pursuant to this Paragraph 2.13, such Person shall use reasonable commercial efforts to file any certificate or document requested in writing by the applicable Borrower reflecting a reduced rate of withholding or to change the jurisdiction of an Applicable Lending Office if the making of such a filing or such change in the jurisdiction of an Applicable Lending Office would avoid the need for or materially reduce the amount of any such additional amounts which may thereafter accrue and if, in the reasonable opinion of such Person, in the case of a change in the jurisdiction of an Applicable Lending Office, such change would not be disadvantageous to such Person or contrary to such Person's normal banking practices.

               (d) Tax Returns. Nothing contained in this Paragraph 2.13 shall require Agent or any Lender to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

               (e) Lender Rate Contracts. Nothing contained in this Paragraph
        2.13 shall override or supercede any term or provision of any Lender Rate Contract regarding withholding taxes relating to Rate Contracts.

        2.14. Funding Loss Indemnification. If either Borrower shall (a) repay, prepay or convert any LIBOR Loan or LIBOR Portion on any day other than the last day of an Interest Period therefor (whether a scheduled payment, an optional prepayment or conversion, a mandatory prepayment or conversion, a payment upon acceleration or otherwise), (b) fail to borrow any LIBOR Loan or LIBOR Portion after delivering the Notice of Borrowing therefor to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), (c) fail to convert any Portion of a Term Loan Borrowing into a LIBOR Portion in accordance with a Notice of Term Loan Conversion delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), or (d) fail to pay when due any principal or interest on any LIBOR Loan or LIBOR Portion, such Borrower shall, within ten (10) Business Days after demand of such Lender, reimburse such Lender for and hold such Lender harmless from all reasonable costs and losses incurred by such Lender as a result of such repayment, prepayment, conversion or failure; provided, however, that Borrowers shall have no obligation to make any payment to any demanding party under this Paragraph
2.14 on account of any such costs or losses unless Borrowers receive notice of such costs or losses from the demanding party within twelve (12) months after they are incurred or realized. Borrowers understand that such costs and losses may include, without limitation, losses incurred by a Lender as a result of funding and other contracts entered into by such Lender to fund a LIBOR Loan or LIBOR Portion. Each Lender demanding payment under this Paragraph 2.14 shall deliver to Borrowers, with a copy to Agent, a certificate setting forth the amount of costs and losses for which demand is made, which certificate shall set forth in reasonable detail the calculation of the amount demanded. Such a certificate so delivered to Borrowers shall constitute prima facie evidence of such costs and losses. The obligations of Borrowers under this Paragraph 2.14 shall survive the payment and performance of the Obligations and the termination of this Agreement.

        2.15.  Security.

               (a) Guaranties, Etc. The Obligations shall be secured by the following:

                      (i) A Guaranty in the form of Exhibit D (the "Guaranty"),
               duly executed by FIL and all Eligible Material Subsidiaries, with such changes thereto as may be appropriate based on the law of the applicable jurisdictions; and

                      (ii) A Pledge Agreement or Pledge Agreements, each in the
               form of Exhibit E (individually a "Pledge Agreement"), duly executed by FIL and any Subsidiary that directly owns the stock of any Ineligible Material Subsidiaries, together with the Guaranty executed by any such Subsidiary, with such changes thereto as may be appropriate based on the law of the applicable jurisdictions;

               provided, however, that (1) in lieu of providing a pledge of stock of Flextronics Industrial (Shenzhen) Co. Ltd. by Flextronics Singapore Pte Ltd., Borrowers shall provide a pledge of the stock of Flextronics Singapore Pte Ltd. and Flextronics Singapore Pte Ltd. shall execute the Guaranty, (2) in lieu of providing a pledge of the stock of Flextronics International Sweden AB by F.L. Tronics Holdings AB and a pledge of the stock of Flextronics International Finland Oy by Flextronics Holding Finland OY, Flextronics Holdings UK Limited shall execute the Guaranty and pledge of the stock of F.L. Tronics Holdings AB and
               (3) in lieu of providing a pledge of the stock of Flextronics International Kft, FIL shall pledge the stock of Flextronics International GmbH; (4) with respect to Flextronics Singapore Pte Ltd., on or prior to the date such Subsidiary is dissolved and the stock of Flextronics International (Shenzhen) Co. Ltd. is thereafter held by Flextronics International Singapore Pte Ltd., FIL shall promptly provide a pledge of the stock of Flextronics International Singapore Pte Ltd. and Flextronics International Singapore Pte Ltd. shall promptly execute the Guaranty which shall replace the guaranty of Flextronics Singapore Pte Ltd.; (5) if FIL does not dissolve Flextronics International Fremont, Inc. on or before May 31, 2000, Flextronics International Fremont, Inc. shall also promptly execute the Guaranty; and (6) on or prior to April 14, 2000, Dovatron Malaysia Sdn. Bhd. shall execute the Guaranty, in connection with the DII Acquisition.

               (b)    Changes in Material Subsidiaries.

                      (i) If, at any time after the date of this Agreement, any
               Subsidiary of FIL that is not a Guarantor under the Guaranty shall become an Eligible Material Subsidiary, Borrowers promptly shall deliver, or cause to be delivered, to Agent, within sixty
               (60) days of any such event, (A) a Subsidiary Joinder in the form of Attachment 1 to the Guaranty, appropriately completed and duly executed by such Subsidiary, and (B) such other instruments, agreements, certificates, opinions and documents as Agent may reasonably request to secure, maintain, protect and evidence the obligations of such Subsidiary under the Guaranty.

                      (ii) If, at any time after the date of this Agreement, any
               Subsidiary of FIL that is a Guarantor under the Guaranty shall cease to be an Eligible Material Subsidiary, Agent promptly shall release such Subsidiary from its obligations under the Guaranty, subject to the completion by Borrowers (and, if the Equity Securities of such Subsidiary are owned directly by another Subsidiary of FIL, by such other parent Subsidiary) of such actions as may be necessary to grant to Agent, to the extent provided in clause (iii) below, a perfected security interest in the Equity Securities of such Subsidiary.

                      (iii) If, at any time after the date of this Agreement,
               any Subsidiary of FIL shall become an Ineligible Material Subsidiary, Borrowers shall deliver, or cause to be delivered, to


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



               Agent, within sixty (60) days of any such event, such instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements) as Agent may reasonably request to grant, perfect, maintain, protect and evidence security interests in favor of Agent, for the benefit of Agent and Lenders as security for the Obligations, in any and all Equity Securities of such Subsidiary, to the extent such security interests are not prohibited by any applicable Governmental Rule and would not significantly increase the tax liability of FIL and its Subsidiaries.

                      (iv) If, at any time after the date of this Agreement, any
               Ineligible Material Subsidiary becomes an Eligible Material Subsidiary, upon Borrowers' compliance with clause (i) of Subparagraph 2.15(b) above, Agent shall release the Equity Securities of such Subsidiary from any Pledge Agreement previously delivered with respect to such Subsidiary.

               (c) Further Assurances. Borrowers shall deliver, and shall cause their Guarantors and their Subsidiaries to deliver, to Agent such other pledge agreements, guaranties, guaranty supplements and other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements) as Agent may reasonably request to implement the provisions of Subparagraph 2.15(a) and otherwise to establish, maintain, protect and evidence the rights provided to Agent, for the benefit of Agents and Lenders, pursuant to the Security Documents. Borrowers shall fully cooperate with Agent and Lenders and perform all additional acts reasonably requested by Agent or any Lender to effect the purposes of this Paragraph 2.15. Without limiting the generality of the foregoing, Borrowers covenant and agree that they will ensure that the aggregate revenues of the Material Subsidiaries that have executed and delivered the Guaranty and/or Pledge Agreements pursuant to this Agreement and the FIL Credit Agreement for each year will equal or exceed 75% of the consolidated total revenues of FIL and all of its Subsidiaries as reflected for such year in FIL's annual audited Financial Statements.

        2.16. Replacement of Lenders. If any Lender shall (a) become a Defaulting Lender more than one (1) time in a period of twelve (12) consecutive months, (b) continue as a Defaulting Lender for more than three (3) Business Days at any time, (c) suspend its obligation to make or maintain LIBOR Loans or LIBOR Portions pursuant to Subparagraph 2.12(b) for a reason which is not applicable to any other Lender or (d) demand any payment under Subparagraph 2.12(a), 2.12(c) or 2.12(d) for a reason which is not applicable to any other Lender, then Agent may (or upon the written request of Borrowers, shall) replace such Lender (the "affected Lender"), or cause such affected Lender to be replaced, with another lender (the "replacement Lender") satisfying the requirements of an Assignee Lender under Subparagraph 8.05(c), by having the affected Lender sell and assign all of its rights and obligations under this Agreement and the other Credit Documents to the replacement Lender pursuant to Subparagraph 8.05(c); provided, however, that if Borrowers seek to exercise such right, they must do so within sixty (60) days after either Borrower first knows or should have known of the occurrence of the event or events giving rise to such right, and neither Agent nor any Lender shall have any obligation to identify or locate a replacement Lender for Borrowers; and provided, further, that no Lender shall be replaced under this Agreement unless such Lender is also replaced under the FIL Credit Agreement. Upon receipt by any affected Lender of a written notice from Agent stating that Agent is exercising the replacement right set forth in this Paragraph 2.16, such affected Lender shall sell and assign all of its rights and obligations under this Agreement and the other Credit Documents to the replacement Lender pursuant to an Assignment Agreement and Subparagraph 8.05(c) for a purchase price equal to the sum of the principal amount of the affected Lender's Loans so sold and assigned, all accrued and unpaid interest thereon and its ratable share of all fees to which it is entitled.


SECTION III.      CONDITIONS PRECEDENT.

        3.01. Initial Conditions Precedent. The obligations of the applicable Lenders to make the Loans comprising the initial Borrowing are subject to receipt by Agent, on or prior to the Closing Date, of each item listed in
Schedule 3.01, each in form and substance satisfactory to Agent and each Lender, and with sufficient copies for, Agent and each Lender.

        3.02. Conditions Precedent to Term Loan Borrowing . The obligations of Facility B Lenders to make the Term Loans comprising the Term Loan Borrowing also are subject to receipt by Agent, on or prior to the Facility

B Revolving Loan Maturity Date, of a Term Loan Note for each Facility B Lender so requesting such a note, duly executed by the applicable Borrower.

        3.03. Conditions Precedent to Each Credit Event. The occurrence of each Credit Event (including the initial Borrowing) is subject to the further conditions that:

               (a) Borrowers shall have delivered to Agent the Notice of Borrowing, Notice of Term Loan Conversion or Notice of Interest Period Selection, as the case may be, for such Credit Event in accordance with this Agreement; and

               (b) On the date such Credit Event is to occur and after giving effect to such Credit Event, the following shall be true and correct:

                      (i) The representations and warranties of Borrowers and
               their Subsidiaries set forth in Paragraph 4.01 and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date); and

                      (ii) No Default has occurred and is continuing or will
               result from such Credit Event.

The submission by either Borrower to Agent of each Notice of Borrowing, each Notice of Term Loan Conversion (other than a notice for a conversion to a Base Rate Portion) and each Notice of Interest Period Selection (other than a notice selecting an Interest Period of one (1) month) shall be deemed to be a representation and warranty by such Borrower that each of the statements set forth above in this Subparagraph 3.03(b) is true and correct as of the date of such notice.

        3.04. Covenant to Deliver. Borrowers agree (not as a condition but as a covenant) to deliver to Agent each item required to be delivered to Agent as a condition to the occurrence of any Credit Event if such Credit Event occurs. Borrowers expressly agree that the occurrence of any such Credit Event prior to the receipt by Agent of any such item shall not constitute a waiver by Agent or any Lender of Borrowers' obligation to deliver such item.


SECTION IV.       REPRESENTATIONS AND WARRANTIES.

        4.01. Borrowers' Representations and Warranties. In order to induce Agent and Lenders to enter into this Agreement, Borrowers hereby represent and warrant to Agent and Lenders as follows:

               (a) Due Incorporation, Qualification, etc. Each of Borrowers and their Subsidiaries (i) is a corporation duly organized, validly existing and, in any jurisdiction in which such legal concept is applicable, in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified and licensed to do business as a foreign corporation or branch in each jurisdiction where the failure to be so qualified or licensed is reasonably and substantially likely to have a Material Adverse Effect.

               (b) Authority. The execution, delivery and performance by each of the Borrowers, the Guarantors and their Subsidiaries of each Credit Document executed, or to be executed, by such Person and the consummation of the transactions contemplated thereby (i) are within the power of such Person and (ii) have been duly authorized by all necessary actions on the part of such Person.

               (c) Enforceability. Each Credit Document executed, or to be executed, by each of the Borrowers, the Guarantors and their Subsidiaries has been, or will be, duly executed and delivered by such Person and constitutes, or will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

               (d) Non-Contravention. The execution and delivery by each of the Borrowers, the Guarantors and their Subsidiaries of the Credit Documents executed by such Person and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to such Person; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of such Person; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of such Person (except such Liens as may be created in favor of Agent pursuant to this Agreement or the other Credit Documents).

               (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including the shareholders of any Person) is required in connection with the execution and delivery of the Credit Documents executed by each of the Borrowers, the Guarantors and their Subsidiaries the performance or consummation of the transactions contemplated thereby.

               (f) No Violation or Default. None of Borrowers, the Guarantors and their Subsidiaries is in violation of or in default with respect to
        (i) any Requirement of Law applicable to such Person or (ii) any Contractual Obligation of such Person (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default is reasonably and substantially likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, none of the Borrowers, the Guarantors and their Subsidiaries (A) has violated any Environmental Laws, (B) has any liability under any Environmental Laws or (C) has received notice or other communication of an investigation or, to the knowledge of either Borrower, the Guarantors or their Subsidiaries, is under investigation by any Governmental Authority having authority to enforce Environmental Laws, where such violation, liability or investigation is reasonably and substantially likely to have a Material Adverse Effect. No Default has occurred and is continuing.

               (g) Litigation. No actions (including derivative actions), suits, proceedings or investigations are pending or, to the knowledge of either Borrower, threatened against either Borrower, the Guarantors or any of their Subsidiaries at law or in equity in any court or before any other Governmental Authority which (i) is reasonably and substantially likely (alone or in the aggregate) to have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by either Borrower, the Guarantors or any of their Subsidiaries of the Credit Documents or the transactions contemplated thereby.

               (h) Title; Possession Under Leases. Each Borrower and its Subsidiaries own and have good and marketable title, or a valid leasehold interest in, all their respective material properties and assets as reflected in the most recent Financial Statements delivered to Agent (except those assets and properties disposed of in the ordinary course of business or otherwise in compliance with this Agreement since the date of such Financial Statements) and all respective material assets and properties acquired by such Borrower and its Subsidiaries since such date (except those disposed of in the ordinary course of business or otherwise in compliance with this Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens.

               (i) Financial Statements. The Financial Statements of FIL and its Subsidiaries which have been delivered to Agent, (i) are in accordance with the books and records of FIL and its Subsidiaries, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP; and (iii) fairly present in all material respects the financial conditions and results of operations of FIL and its Subsidiaries as of the date thereof and for the period covered thereby. Neither FIL nor any of its Subsidiaries has any Contingent Obligations, liability for taxes or other outstanding obligations which are material in the aggregate, except as disclosed or reflected in the Financial Statements of FIL dated December 31, 1999, furnished by Borrowers to Agent prior to the date hereof, or in the Financial Statements delivered to Agent pursuant to clause (i) or (ii) of Subparagraph 5.01(a), or except as permitted under Section 5 of this Agreement.

               (j)    Employee Benefit Plans.

                      (i) Based on the latest valuation of each Employee Benefit
               Plan that either Borrower or any ERISA Affiliate maintains or contributes to, or has any obligation under (which occurred within twelve months of the date of this representation), the aggregate benefit liabilities of such plan within the meaning of
               Section 4001 of ERISA did not exceed the aggregate value of the assets of such plan. No Borrower nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan contribution coverage is not reasonably and substantially likely to have a Material Adverse Effect.

                      (ii) Each Employee Benefit Plan complies, in both form and operation, in all material respects, with its terms, ERISA and the IRC, and no condition exists or event has occurred with respect to any such plan which would result in the incurrence by either Borrower or any ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of either Borrower or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any government agency or is subject to any pending or threatened claim or suit. No Borrower nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the IRC.

                      (iii) No Borrower nor any ERISA Affiliate contributes to
               or has any material contingent obligations to any Multiemployer Plan. No Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. No Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

                      (iv) All employer and employee contributions required by
               any applicable Governmental Rule in connection with all Foreign Plans have been made, or, if applicable, accrued, in accordance with the country-specific accounting practices. The fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Foreign Plan, which actuarial assumptions are commercially reasonable. Each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Authorities. Each Foreign Plan reasonably complies in all material respects with all applicable Governmental Rules.

               (k) Other Regulations. No Borrower, Guarantor or any Material Subsidiary is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or any other Governmental Rule that limits its ability to incur Indebtedness.

               (l) Patent and Other Rights. Each Borrower and its Subsidiaries own, license or otherwise have the full right to use, under validly existing agreements, without known conflict with any rights of others, all material patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted.

               (m) Governmental Charges. Each Borrower and its Subsidiaries have filed or caused to be filed all tax returns, reports and declarations which are required to be filed by them. Each Borrower and its

        Subsidiaries have paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise and all other indebtedness, except such Governmental Charges or indebtedness, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which are not reasonably and substantially likely to have a Material Adverse Effect if unpaid.

               (n) Margin Stock. No Borrower owns any Margin Stock which, in the aggregate, would constitute a substantial part of the assets of such Borrower, and no proceeds of any Loan will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

               (o) Subsidiaries, Etc. Schedule 4.01(o) (as updated on a quarterly basis by Borrowers in a written notice to Agent no later than the date financial statements are required to be delivered pursuant to Subparagraph 5.01(a)) sets forth each of FIL's Subsidiaries (other than Subsidiaries with less than $100,000 in annual revenues or consolidated assets), its jurisdiction of organization, the classes of its Equity Securities, the number of shares of each such class issued and outstanding, the percentages of shares of each such class owned directly or indirectly by FIL and whether FIL owns such shares directly or, if not, the Subsidiary of FIL that owns such shares. The only Material Subsidiaries on the date of this Agreement are Flextronics International USA, Inc., Flex International Marketing (L) Ltd., Flextronics International Latin America (L) Ltd., Flextronics Manufacturing Mexico, S.A. de C.V., Flextronics International Finland Oy, Flextronics Industrial (Shenzhen) Co. Ltd., Flextronics International GmbH, Flextronics International Sweden AB and Flextronics International Kft. Each Borrower and each of the other Material Subsidiaries is a Subsidiary of FIL.

               (p) Solvency, Etc. Each of the Borrowers, the Guarantors and their Material Subsidiaries is Solvent and, after the execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby, will be Solvent.

               (q) No Withholding, Etc. No Borrower or Guarantor is required by any Governmental Rule to make any deduction or withholding of any nature whatsoever from any payment required to be made by either Borrower or any or Guarantor hereunder or under any other Credit Document. Neither this Agreement nor any of the other Credit Documents is subject to any registration or stamp tax or any other similar or like taxes payable in any jurisdiction.

               (r)    Foreign Guarantors.

                      (i) No Immunities, etc. Each Guarantor is subject to civil and commercial law with respect to its obligations under this Agreement and the other Credit Documents, and the execution, delivery and performance by each such Guarantor of any Credit Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Guarantor nor any of its property, whether or not held for its own account, has any immunity (sovereign or other similar immunity) from any suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or other similar immunity) under laws of the jurisdiction in which such Guarantor is organized and existing in respect of its obligations under this Agreement and the other Credit Documents. Each such Guarantor has waived every immunity (sovereign or otherwise) to which it or any of its properties would otherwise be entitled from any legal action, suit or proceeding, from jurisdiction of any court and from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) under the laws of the jurisdiction in which such Guarantor is organized and existing in respect of its obligations under this Agreement and the other Credit Documents. The waiver by each such Guarantor described in the immediately preceding sentence is the legal, valid and binding obligation of such Guarantor.

                      (ii) No Recordation Necessary. This Agreement and each of
               the other Credit Documents executed by a Guarantor is in proper legal form under the law of the jurisdiction in which such Guarantor is organized and existing for the enforcement hereof or thereof against such Guarantor under the law of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of this Agreement and such other Credit Documents. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of this Agreement or any other Credit Document executed by a Guarantor that this Agreement, any other Credit Document or any other document be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Guarantor is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of this Agreement, any other Credit Document or any other document, except for any such filing, registration or recording, or execution or notarization, as has been made or is not required to be made until this Agreement, any other Credit Document or any other document is sought to be enforced and for any charge or tax as has been timely paid.

                      (iii) Exchange Controls. The execution, delivery and
               performance by a Guarantor of each of the Credit Documents executed by a Guarantor is, under applicable foreign exchange control regulations of the jurisdiction in which each Guarantor is organized and existing, not subject to any notification or authorization except (A) such as have been made or obtained or
               (B) such as cannot be made or obtained until a later date (provided any notification or authorization described in immediately preceding clause (B) shall be made or obtained as soon as is reasonably practicable).

               (s) No Material Adverse Effect. No event has occurred and no condition exists which is reasonably and substantially likely to have a Material Adverse Effect.

               (t) Accuracy of Information Furnished. The Credit Documents and the other certificates, statements and information (excluding projections) furnished to Agent or any Lender by or on behalf of Borrowers and their Subsidiaries in connection with the Credit Documents and the transactions contemplated thereby, taken as a whole, do not contain and will not contain any untrue statement of a material fact and do not omit and will not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All projections have been based upon reasonable assumptions and represent, as of their respective dates of presentations, Borrowers' best estimates of the future performance of Borrowers and their Subsidiaries.

        4.02. Reaffirmation. Each Borrower shall be deemed to have reaffirmed, for the benefit of Lenders and Agent, each representation and warranty contained in Paragraph 4.01 on and as of the date of each Credit Event (except for representations and warranties expressly made as of a specified date, which shall be true as of such date).


SECTION V.        COVENANTS.

        5.01. Affirmative Covenants. Until the termination of this Agreement and the satisfaction in full by Borrowers of all Obligations, Borrowers will comply, and will cause compliance, with the following affirmative covenants, unless Required Lenders shall otherwise consent in writing:

               (a) Financial Statements, Reports, etc. Each Borrower shall furnish to Agent the following, each in such form and such detail as Agent or the Required Lenders shall reasonably request:

                      (i) As soon as available and in no event later than
               forty-five (45) days after the last day of each fiscal quarter of FIL, a copy of the Financial Statements of FIL and its Subsidiaries (prepared on a consolidated basis) for such quarter and for the fiscal year to date, certified by the chief financial officer, treasurer or controller of FIL to present fairly in all material respects the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

                      (ii) As soon as available and in no event later than
               ninety (90) days after the close of each fiscal year of FIL, (A) copies of the audited Financial Statements of FIL and its Subsidiaries (prepared on a consolidated and consolidating basis) for such year, audited by independent certified public accountants of recognized national standing reasonably acceptable to Agent, (B) copies of the unqualified opinions (or qualified opinions reasonably acceptable to Agent) and (C) if available from such accountants, certificates of such accountants to Agent stating that in making the examination necessary for their opinion they have reviewed this Agreement and have obtained no knowledge of any Default which has occurred and is continuing, or if, in the opinion of such accountants, a Default has occurred and is continuing, a statement as to the nature thereof;

                      (iii) Contemporaneously with the quarterly and year-end
               Financial Statements required by the foregoing clauses (i) and
               (ii), a compliance certificate of the chief financial officer, treasurer or controller of FIL and each Borrower (a "Compliance Certificate") which (A) states that no Default has occurred and is continuing, or, if any such Default has occurred and is continuing, a statement as to the nature thereof and what action Borrowers propose to take with respect thereto; and (B) sets forth, for the quarter or year covered by such Financial Statements or as of the last day of such quarter or year (as the case may be), the calculation of the financial ratios and tests provided in the FIL Credit Agreement;

                      (iv) As soon as possible and in no event later than five
               (5) Business Days after any officer of such Borrower knows of the occurrence or existence of (A) any Reportable Event under any Employee Benefit Plan or Multiemployer Plan; (B) any actual or threatened litigation, suits, claims or disputes against either Borrower or any of its Subsidiaries involving potential monetary damages payable by either Borrower or its Subsidiaries of $10,000,000 or more (alone or in the aggregate); (C) any other event or condition which is reasonably and substantially likely to have a Material Adverse Effect; or (D) any Default; the statement of the chief financial officer, treasurer or controller of such Borrower setting forth details of such event, condition or Default and the action which such Borrower proposes to take with respect thereto;

                      (v) As soon as available and in no event later than five
               (5) Business Days after they are sent, made available or filed, copies of (A) all registration statements and reports filed by either Borrower or any of their Affiliates with the United States Securities and Exchange Commission (including, without limitation, all 10-Q, 10-K and 8-K reports); and (B) all reports, proxy statements and financial statements sent or made available by either Borrower or any of their Affiliates to its security holders;

                      (vi) As soon as possible and in no event later than (A)
               forty-five (45) days after the last day of each fiscal quarter (or ninety (90) days in the case of the last fiscal quarter of each fiscal year), written notice of any new Subsidiary acquired or established directly or indirectly by FIL during such quarter, any new Equity Securities of any existing Subsidiary acquired directly or indirectly by FIL during such quarter or any other change in the information set forth in Schedule 4.01(o) during such quarter; and (B) ten (10) days after the date that any entity becomes a Material Subsidiary, written notice setting forth each Subsidiary of FIL that has become a Material Subsidiary and indicating for each such new Material Subsidiary whether such Material Subsidiary is an Eligible Material Subsidiary or Ineligible Material Subsidiary;

                      (vii) As soon as available and in no event later than five
               (5) Business Days after either Borrower changes its legal name or the address of its chief executive office, written notice setting forth such Borrower's new legal name and/or new address; and

                      (viii) Such other instruments, agreements, certificates,
               opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of FIL, such Borrower or their Subsidiaries, and compliance by such Borrower with the terms of this Agreement and the other Credit Documents as Agent may from time to time reasonably request.

        In lieu of furnishing to Agent hard copies of the quarterly Financial Statements described in clause (i) above and the annual Financial Statements and auditor's report described in clauses (ii)(A) and (ii)(B) above and the other documents referred to in clause (v) above, Borrowers may make such documents available to Lenders at FIL's website located at www.flextronics.com and through the United States Securities and Exchange Commission's EDGAR system ("EDGAR") or by transmitting such documents electronically to Lenders. The Agent shall provide to any Lender hard copies of such documents upon request if such Lender does not have access to FIL's website or EDGAR.

               (b) Books and Records. Each Borrower and their Subsidiaries shall at all times keep proper books of record and account which shall be complete and correct in all material respects in accordance with GAAP.

               (c) Inspections. Each Borrower and their Subsidiaries shall permit Agent and each Lender, or any agent or representative thereof, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of such Borrower and its Subsidiaries, to examine the books and records of such Borrower and its Subsidiaries and make copies thereof and to discuss the affairs, finances and business of such Borrower and its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as Agent or any Lender may reasonably request (which visits and inspections shall be at the expense of Agent or such Lender unless a Default has occurred and is continuing).

               (d) Insurance. Each Borrower and their Subsidiaries shall (i) carry and maintain insurance of the types and in the amounts customarily carried from time to time during the term of this Agreement by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including fire, public liability, property damage and worker's compensation, (ii) carry and maintain each policy for such insurance with financially sound insurers and (iii) deliver to Agent from time to time, as Agent may request, schedules setting forth all insurance then in effect.

               (e) Governmental Charges and Other Indebtedness. Each Borrower and their Subsidiaries shall promptly pay and discharge when due (i) all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, (ii) all indebtedness which, if unpaid, could become a Lien upon the property of such Borrower or its Subsidiaries and
        (iii) subject to any subordination provisions applicable thereto, all other Indebtedness, which in each case, if unpaid, is reasonably and substantially likely to have a Material Adverse Effect, except such Indebtedness as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

               (f) Use of Proceeds. Each Borrower shall use the proceeds of the Loans only for the respective purposes set forth in Section II. No Borrower shall use any part of the proceeds of any Loan, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve such Borrower, any Lender or Agent in a violation of Regulations T, U or X issued by the Federal Reserve Board.

               (g) General Business Operations. Each of the Borrowers and their Subsidiaries shall (i) preserve and maintain its corporate existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person and (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, except, in each case, where any failure is not reasonably and substantially likely to have a Material Adverse Effect.

               (h) Pari Passu Ranking. Each Borrower shall take, or cause to be taken, all actions necessary to ensure that the Obligations of such Borrower are and continue to rank at least pari passu in right of payment with all other unsecured and unsubordinated Indebtedness of such Borrower.

        5.02. Negative Covenants. Until the termination of this Agreement and the satisfaction in full by Borrowers of all Obligations, Borrowers will comply, and will cause compliance, with the following negative covenants, unless Required Lenders shall otherwise consent in writing:

               (a) Indebtedness. Neither Borrower nor any of their Subsidiaries shall create, incur, assume or permit to exist any Indebtedness except for the following ("Permitted Indebtedness"):

                      (i) Indebtedness that is not secured by a Lien in any
               asset or property of either Borrower or any of their Subsidiaries;

                      (ii) (A) Indebtedness under Capital Leases or under
               purchase money loans incurred by Borrower or any of its Subsidiaries to finance the acquisition, construction, development or improvement by such Person of real property, fixtures or equipment provided that in each case (1) such Indebtedness is incurred by such Person at the time of, or not later than ninety (90) days after, the acquisition by such Person of the property so financed and (2) such Indebtedness does not exceed the purchase price of the property (or the cost of constructing, developing or improving the same) so financed, and
               (B) Indebtedness under initial or successive refinancings of any such Capital Leases or purchase money loans provided that the principal amount of any such refinancing does not exceed the principal amount of the Indebtedness being refinanced;

                      (iii)  Existing Secured Indebtedness;

                      (iv) Indebtedness of any Borrower to any other Borrower or any Eligible Material Subsidiary or Indebtedness of any Eligible Material Subsidiary to any Borrower or any other Eligible Material Subsidiary, in each case to the extent otherwise permitted pursuant to Subparagraph 5.02(e) and Subparagraph 5.02(i); and

                      (v) Other Indebtedness that is secured by a Lien on any
               assets or property of any of the Borrowers or any of their Subsidiaries, provided that the aggregate principal amount of all secured Indebtedness of FIL and its Subsidiaries (other than Existing Secured Indebtedness or Indebtedness secured by cash or cash equivalents to the extent such cash or cash equivalents are proceeds of such Indebtedness), outstanding during any fiscal quarter of FIL does not exceed ten percent (10%) of the consolidated assets of FIL and its Subsidiaries on the last day of the immediately preceding fiscal quarter.

               (b) Liens. Neither Borrower nor any of their Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any of their assets or property of any character, whether now owned or hereafter acquired, except for the following Liens ("Permitted Liens"):

                      (i) Liens that secure only Indebtedness which constitutes
               Permitted Indebtedness under clause (ii), (iii) or (iv) of Subparagraph 5.02(a);

                      (ii) Liens in favor of either Borrower or any Eligible
               Material Subsidiary on all or part of the assets of Subsidiaries of either Borrower or Eligible Material Subsidiary securing Indebtedness owing by Subsidiaries of either Borrower or Eligible Material Subsidiary, as the case may be, to either Borrower or to such other Eligible Material Subsidiary;

                      (iii) Liens to secure taxes, assessments and other
               government charges in respect of obligations not overdue or Liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue, or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with generally accepted accounting principles so long as such Liens are not being foreclosed;

                      (iv) deposits or pledges made in connection with, or to
               secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations and good faith deposits in connection with tenders, contracts or leases to which either Borrower or any of its Subsidiaries is a party or deposits or pledges to secure, or in lieu of, surety, penalty or appeal bonds, performance bonds or other similar obligations;

                      (v) Liens of carriers, warehousemen, mechanics and
               materialmen, and other like Liens on properties which would not have a Material Adverse Effect and are in respect of obligations not overdue, or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with generally accepted accounting principles so long as such Liens are not being foreclosed;

                      (vi) encumbrances on real property consisting of
               easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's or lessee's Liens under leases to which either Borrower or any of its Subsidiaries is a party, and other minor Liens or encumbrances none of which interferes materially with the use of the property, which defects do not individually or in the aggregate have a Material Adverse Effect;

                      (vii) Liens in favor of the Agent for the benefit of the
               Lenders and the Agent under the Credit Documents;

                      (viii) Liens in favor of the agent for the benefit of the
               lenders and the agent under the FIL Credit Documents;

                      (ix) Liens in favor of Ericsson Business Networks AB under the Pledge Agreement dated March 27, 1997 between Ericsson and Flextronics Holdings AB;

                      (x) Liens securing Indebtedness or other obligations on
               cash or cash equivalents to the extent such cash or cash equivalents represent proceeds from such Indebtedness or other obligations; and

                      (xi) rights of third parties in equipment or inventory
               consigned to, or otherwise owned by such third party and which is being stored on property owned or leased by, either Borrower or a Subsidiary.

        Provided, however, that the foregoing exceptions shall not permit any Lien in any of the Collateral or in any other Equity Securities issued by any Subsidiary of either Borrower and owned by such Borrower or any of its other Subsidiaries, except for Liens in favor of Agent securing the Obligations or pursuant to the FIL Credit Documents.

               (c) Asset Dispositions. Neither Borrower nor any of their Subsidiaries shall sell, lease, transfer or otherwise dispose of any of their assets or property, whether now owned or hereafter acquired, except for (i) assets or property sold, leased, transferred or otherwise disposed of in the ordinary course of business for fair market value;
        (ii) sales of accounts receivable in financing transactions, provided that the aggregate principal amount of any accounts receivable sold in any fiscal quarter of FIL shall not exceed thirty percent (30%) of the aggregate principal amount of accounts receivable originated by FIL and its Subsidiaries during such fiscal quarter; (iii) sales of duplicative or excess assets existing as a result of transactions otherwise permitted pursuant to Subparagraph 5.02(d), provided that the aggregate principal amount of any such duplicative assets sold in any fiscal year does not exceed five percent (5%) of all fixed assets of FIL and its Subsidiaries net of depreciation held by FIL and its Subsidiaries as of the end of the immediately preceding fiscal quarter; and (iv) sales or transfers of assets or property to either Borrower or any Material Subsidiary for a purchase price that is less than fair market value; provided, however, that the foregoing exception shall not permit any sale, lease, transfer or other disposition of any Collateral or of any other Equity Securities issued by any Subsidiary of either Borrower and owned by either Borrower or any of their other Subsidiaries, except for Liens in favor of Agent securing the Obligations or pursuant to the FIL Credit Documents; and (v) assets sold and leased back by FIL or its Subsidiaries in the ordinary course of business.

               (d) Mergers, Acquisitions, Etc. Neither Borrower nor any of their Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into them, acquire any Person as a new Subsidiary or acquire all or substantially all of the assets of any other Person, except for the following:

                      (i) Borrowers and their Subsidiaries may merge with each
               other, provided that (A) in any such merger involving either Borrower, such Borrower is the surviving corporation and (B) no Default has occurred and is continuing on the date of, or will result after giving effect to, any such merger; and

                      (ii) Borrowers and their Subsidiaries may acquire any
               Person as a new Subsidiary or of all or substantially all of the assets of any Person, provided that:

                             (A) No Default has occurred and is continuing on
                      the date of, or will result after giving effect to, any such acquisition;

                             (B) Such Person is not primarily engaged in any
                      business substantially different from (1) the present business of the acquiring Borrower or Subsidiary or (2) any business reasonably related thereto; and

                             (C) Borrowers or their Subsidiaries possess the
                      power to direct or cause the direction of the management and policies of such Person.

               (e) Investments. Neither Borrower nor any of their Subsidiaries shall make any Investment except for the following:

                      (i) Investments permitted by the investment policy of FIL
               set forth in Schedule 5.02(e) or, if any changes to the investment policy of FIL are hereafter duly approved by the Board of Directors of FIL, in any subsequent investment policy which is the most recent investment policy delivered by FIL to Agent with a certificate of FIL's chief financial officer to the effect that such investment policy has been duly approved by FIL's Board of Directors and is then in effect;

                      (ii) Investments listed in Schedule 5.02(e) existing on
               the date of this Agreement;

                      (iii) Investments received by Borrowers and their
               Subsidiaries in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                      (iv) Investments by Borrowers and the Material
               Subsidiaries and the Guarantors in each other;

                      (v) Investments consisting of loans to employees and
               officers for travel, housing, relocation and other similar expenses incurred in the ordinary course of business;

                      (vi) Investments of Borrowers and their Subsidiaries in
               interest rate protection, currency swap and foreign exchange arrangements, provided that all such arrangements are entered into in connection with bona fide hedging operations and not for speculation;

                      (vii) Deposit accounts;

                      (viii) Investments permitted by Subparagraph 5.02(d);

                      (ix) Investment by FIL or its Subsidiaries of up to
               $125,000,000 in Chatham Technologies, Inc.; and

                      (x) Other Investments, provided that:

                             (A) No Default has occurred and is continuing on
                      the date of, or will result after giving effect to, any such Investment; and

                             (B) The aggregate consideration paid by FIL and its
                      Subsidiaries for all such Investments in any fiscal year does not exceed five percent (5%) of the total assets of FIL and its Subsidiaries at the end of the immediately preceding fiscal quarter.

               (f) Dividends, Redemptions, Etc. Neither Borrower nor any of their Subsidiaries shall pay any dividends or make any distributions on its Equity Securities; purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; return any capital to any holder of its Equity Securities as such; make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or set apart any sum for any such purpose; except as follows:

                      (i) Either Borrower or any of their Subsidiaries may pay
               dividends on its capital stock payable solely in such Person's own capital stock, provided that, in the case of any such dividend payable by an Ineligible Material Subsidiary, such dividend is delivered and pledged to Agent to the extent required by Subparagraph 2.15(b); and

                      (ii) Any Subsidiary of either Borrower may pay dividends
               to or repurchase its capital stock from such Borrower.

               (g) Change in Business. Neither Borrower nor any of their Subsidiaries shall engage to any material extent, either directly or indirectly, in any business substantially different from (i) their present business or (ii) any business reasonably related thereto.

               (h)    Employee Benefit Plans.

                      (i) Neither Borrower nor any ERISA Affiliate shall (A)
               adopt or institute any Employee Benefit Plan that is an employee pension benefit plan within the meaning of Section 3(2) of ERISA,
               (B) take any action which will result in the partial or complete withdrawal, within the meanings of sections 4203 and 4205 of ERISA, from a Multiemployer Plan, (C) engage or permit any Person to engage in any transaction prohibited by section 406 of ERISA or section 4975 of the IRC involving any Employee Benefit Plan or Multiemployer Plan which would subject either Borrower or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify, (D) incur or allow to exist any accumulated funding deficiency (within the meaning of section 412 of the IRC or section 302 of ERISA), (E) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan, (F) fail to comply with the requirements of section 4980B of the IRC or Part 6 of Title I(B) of ERISA, or (G) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to section 401(a)(29) of the IRC, where singly or cumulatively, the above would be reasonably and substantially likely to have a Material Adverse Effect.

                      (ii) Neither Borrower nor any of their Subsidiaries shall
               (A) engage in any transaction prohibited by any Governmental Rule applicable to any Foreign Plan, (B) fail to make full payment when due of all amounts due as contributions to any Foreign Plan or (C) otherwise fail to comply with the requirements of any Governmental Rule applicable to any Foreign Plan, where singly or cumulatively, the above would be reasonably and substantially likely to have a Material Adverse Effect.

               (i) Transactions With Affiliates. Neither Borrower nor any of their Subsidiaries shall enter into any Contractual Obligation with any Affiliate (other than FIL, any other borrower under the FIL Credit Agreement or one of their Subsidiaries) or engage in any other transaction with any such Affiliate except upon terms at least as favorable to such Borrower or such Subsidiary as an arms-length transaction with unaffiliated Persons, except as disclosed or reflected in the Financial Statements of FIL dated December 31, 1999, furnished by Borrowers to Agent prior to the date hereof, or in the Financial Statements delivered to Agent pursuant to clause (i) or (ii) of Subparagraph 5.01(a).

               (j) Accounting Changes. Neither Borrower nor any of their Subsidiaries shall change (i) their fiscal year (currently April 1 through March 31) or (ii) their accounting practices except as required by GAAP.

               (k) Burdensome Contractual Obligations. None of the Borrowers, the Guarantors and any of their Subsidiaries will enter into any Contractual Obligation (excluding this Agreement and the other Credit Documents) that restricts the ability of any Subsidiary of FIL to pay or make dividends or distributions in cash or kind, to make loans, advances or other payments of whatsoever nature or to make transfers or distributions of all or any part of their assets to Borrowers or to any Subsidiary of such Subsidiary.

SECTION VI.       DEFAULT.

        6.01. Events of Default. The occurrence or existence of any one or more of the following shall constitute an "Event of Default" hereunder:

               (a) Non-Payment. Either Borrower shall (i) fail to pay when due any principal of any Loan or (ii) fail to pay within three (3) Business Days after the same becomes due any interest, fee or other payment required under the terms of this Agreement or any of the other Credit Documents; or

               (b) Specific Defaults. Either Borrower or any of its Subsidiaries shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Paragraph 5.02; or

               (c) Other Defaults. Either Borrower or any of its Subsidiaries shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or the other Credit Documents and such failure shall continue for fifteen (15) Business Days after the earlier of (i) either Borrower's written acknowledgement of such failure and (ii) Agent's or any Lender's written notice to Borrowers of such failure; or

               (d) Representations and Warranties. Any representation, warranty, certificate, information or other statement (financial or otherwise) made or furnished by or on behalf of either Borrower to Agent or any Lender in or in connection with this Agreement or any of the other Credit Documents, or as an inducement to Agent or any Lender to enter into this Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made (or deemed made) or furnished and either (i) Agent or any Lender has delivered to Borrowers written notice thereof and such representation, warranty, certificate, information or other statement cannot be remedied or (ii) such representation, warranty, certificate, information or other statement continues to be false, incorrect, incomplete or misleading in any material respect thirty (30) days after the earlier of (A) either Borrower's written acknowledgement that such representation, warranty, certificate, information or other statement was false, incorrect, incomplete or misleading in any material respect and (B) Agent's or any Lender's written notice to Borrowers that such representation, warranty, certificate, information or other statement was false, incorrect, incomplete or misleading in any material respect; or

               (e) Cross-Default. (i) Either Borrower or any of its Subsidiaries shall fail to make any payment on account of any Indebtedness of such Person (other than the Obligations) when due (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) and such failure shall continue beyond any period of grace provided with respect thereto, if the amount of such Indebtedness exceeds $10,000,000 or the effect of such failure is to cause, or permit the holder or holders thereof to cause, Indebtedness of Borrowers and their Subsidiaries (other than the Obligations) in an aggregate amount exceeding $10,000,000 to become due (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise); or (ii) either Borrower or any of its Subsidiaries shall otherwise fail to observe or perform any agreement, term or condition contained in any agreement or instrument relating to any Indebtedness of such Person (other than the Obligations), or any other event shall occur or condition shall exist, if the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, Indebtedness of Borrowers and their Subsidiaries (other than the Obligations) in an aggregate amount exceeding $10,000,000 to become due (and/or to be secured by cash collateral); or (iii) any Event of Default, as defined in the FIL Credit Agreement, shall occur, without regard to any waiver of such Event of Default under the FIL Credit Agreement; or

               (f) Insolvency, Voluntary Proceedings. Either Borrower, FIL or any of their Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature,
        (iii) make a general assignment for the benefit of its or any of its creditors, (iv) become insolvent (as such term may be defined or interpreted under any applicable statute), (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or either Borrower, FIL or any Material Subsidiary shall be dissolved or liquidated in full or in part; or

               (g) Involuntary Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of FIL, either Borrower or any of their Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to FIL, either Borrower or any of their Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

               (h) Judgments. (i) One or more judgments, orders, decrees or arbitration awards requiring Borrowers and/or their Subsidiaries to pay an aggregate amount of $10,000,000 or more (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of Borrowers and otherwise satisfying the requirements set forth in Subparagraph 5.01(d)) shall be rendered against Borrowers and/or their Subsidiaries in connection with any single or related series of transactions, incidents or circumstances and the same shall not be satisfied, vacated or stayed for a period of sixty (60) consecutive days; (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the property of either Borrower or any of their Subsidiaries and the same shall not be released, stayed, vacated or otherwise dismissed within sixty (60) days after issue or levy; or (iii) any other judgments, orders, decrees, arbitration awards, writs, assessments, warrants of attachment, tax liens or executions or similar processes which, alone or in the aggregate, are reasonably and substantially likely to have a Material Adverse Effect are rendered, issued or levied; or

               (i) Credit Documents. Any Credit Document or any material term thereof shall cease to be, or be asserted by either Borrower or any of their Subsidiaries not to be, a legal, valid and binding obligation of either Borrower or any of their Subsidiaries enforceable in accordance with its terms; or

               (j) Employee Benefit Plans. Any Reportable Event which constitutes grounds for the termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Employee Benefit Plan shall occur, or any Employee Benefit Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Employee Benefit Plan; or

               (k)    Change of Control.  Any Change of Control shall occur; or

               (l) Material Adverse Effect. Any event(s) or condition(s) which is (are) reasonably and substantially likely to have a Material Adverse Effect shall occur or exist.

        6.02. Remedies. At any time after the occurrence and during the continuance of any Event of Default (other than an Event of Default referred to in Subparagraph 6.01(f) or 6.01(g)), Agent may, with the consent of the Required Lenders, or shall, upon instructions from the Required Lenders, by written notice to Borrowers, (a) terminate the Commitments and the obligations of Lenders to make Loans and/or (b) declare all outstanding Obligations payable by Borrowers to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Subparagraph 6.01(f) or 6.01(g), immediately and without notice, (1) the Commitments and the obligations of Lenders to make Loans shall automatically terminate and (2) all outstanding Obligations payable by Borrowers hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Agent may exercise any other right, power or remedy available to it under any of the Credit Documents or otherwise by law, either by suit in equity or by action at law, or both.

        6.03. Lender Rate Contract Remedies. Notwithstanding any other provision of this Section VI, each Lender or its Affiliate which has entered into a Lender Rate Contract shall have the right, with prior notice to Agent, but without the approval or consent of Agent or any other Lender, (a) to declare an event of default, termination event or other similar event thereunder which will result in the early termination of such Lender Rate Contract, (b) to determine net termination amounts in accordance with the terms of such Lender Rate Contract and to set-off amounts between Lender Rate Contracts of such Lender, and (c) to prosecute any legal action against either Borrower or their Subsidiaries to enforce net amounts owing to such Lender or its Affiliate under such Lender Rate Contracts.


SECTION VII.      THE AGENT AND RELATIONS AMONG LENDERS.

        7.01. Appointment, Powers and Immunities. Each Lender hereby appoints and authorizes Agent to act as its agent hereunder and under the other Credit Documents with such powers as are expressly delegated to Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in any other Credit Document, be a trustee for any Lender or have any fiduciary duty to any Lender. Notwithstanding anything to the contrary contained herein Agent shall not be required to take any action which is contrary to this Agreement or any other Credit Document or any applicable Governmental Rule. Neither Agent nor any Lender shall be responsible to any other Lender for any recitals, statements, representations or warranties made by Borrowers or any of their Subsidiaries contained in this Agreement or in any other Credit Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure by Borrowers or any of their Subsidiaries to perform their respective obligations hereunder or thereunder. Agent may employ agents and attorneys-in-fact and shall not be responsible to any Lender for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Agent nor any of its directors, officers, employees, agents or advisors shall be responsible to any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Except as otherwise provided under this Agreement, Agent shall take such action with respect to the Credit Documents as shall be directed by the Required Lenders.

        7.02. Reliance by Agent. Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile or telex) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent with reasonable care. As to any other matters not expressly provided for by this Agreement, Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Lenders and shall in all cases be fully protected by Lenders in acting, or in refraining from acting, hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of Lenders.

        7.03. Defaults. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default unless Agent has received a written notice from a Lender or either Borrower, referring to this Agreement, describing such Default and stating that such notice is a "Notice of Default". If Agent receives such a notice of the occurrence of a Default, Agent shall give prompt notice thereof to Lenders. Agent shall take such action with respect to such Default as shall be reasonably directed by the Required Lenders; provided, however, that until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of Lenders.

        7.04. Indemnification. Without limiting the Obligations of Borrowers hereunder, each Lender agrees to indemnify Agent, ratably in accordance with their Proportionate Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof; provided, however, that no Lender shall be liable for any of the foregoing to the extent they arise from Agent's gross negligence or willful misconduct. Agent shall be fully justified in refusing to take or in continuing to take any action hereunder unless it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The obligations of each Lender under this Paragraph 7.04 shall survive the payment and performance of the Obligations, the termination of this Agreement and any Lender ceasing to be a party to this Agreement (with respect to events which occurred prior to the time such Lender ceased to be a Lender hereunder).

        7.05. Non-Reliance. Each Lender represents that it has, independently and without reliance on Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the business, prospects, management, financial condition and affairs of Borrowers and their Subsidiaries and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. Neither Agent nor any of its affiliates nor any of their respective directors, officers, employees, agents or advisors shall
(a) be required to keep any Lender informed as to the performance or observance by Borrowers or any of their Subsidiaries of the obligations under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of Borrowers or any of their Subsidiaries; (b) have any duty or responsibility to provide any Lender with any credit or other information concerning Borrowers or any of their Subsidiaries which may come into the possession of Agent, except for notices, reports and other documents and information expressly required to be furnished to Lenders by Agent hereunder; or (c) be responsible to any Lender for (i) any recital, statement, representation or warranty made by Borrowers or any officer, employee or agent of Borrowers in this Agreement or in any of the other Credit Documents,
(ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Credit Document, (iii) the value or sufficiency of the Collateral or the validity or perfection of any of the liens or security interests intended to be created by the Credit Documents, or (iv) any failure by Borrowers to perform its obligations under this Agreement or any other Credit Document.

        7.06. Resignation or Removal of Agent. Agent may resign at any time by giving thirty (30) days prior written notice thereof to Borrowers and Lenders, and Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent, which Agent, if not a Lender, shall be reasonably acceptable to Borrowers; provided, however, that Borrowers shall have no right to approve a successor Agent if a Default has occurred and is continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from the duties and obligations thereafter arising hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

        7.07. Agent in its Individual Capacity. Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of banking or other business with Borrowers and their Subsidiaries and affiliates as though Agent were not Agent hereunder. With respect to Loans, if any, made by Agent in its capacity as a Lender, Agent in its capacity as a Lender shall have the same rights and powers under this Agreement and the other Credit Documents as any other Lender and may exercise the same as though it were not Agent, and the terms "Lender" or "Lenders" shall include Agent in its capacity as a Lender.

        7.08. Documentation Agent, Managing Agents and Co-Agent. Documentation Agent, Managing Agents and Co-Agent do not assume any responsibility or obligation under this Agreement or any of the other Credit Documents or any duties as agents for the Lenders. The title "Documentation Agent", "Managing Agent" and "Co-Agent" implies no fiduciary responsibility on the part of any Documentation Agent, Managing Agent and Co-Agent to any Person, and the use of such title does not impose on any Documentation Agent, Managing Agent and Co-Agent any duties or obligations under this Agreement or any of the other Credit Documents.


SECTION VIII.     MISCELLANEOUS.

        8.01. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon either Borrower, any Lender or Agent under this Agreement or the other Credit Documents shall be in writing and faxed, mailed or delivered, if to either Borrower or Agent, at its respective facsimile number or address set forth below or, if to any Lender, at the address or facsimile number specified for such Lender in Part B of Schedule I (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (a) when sent by an overnight courier service of recognized standing, on the second Business Day following the deposit with such service; (b) when delivered by hand, upon delivery; (c) when faxed, upon confirmation of receipt; or (d) by any other means, upon receipt; provided, however, that any notice delivered to Agent under
Section II shall not be effective until received by Agent.

               Agent:        ABN AMRO Bank N.V.
                             Syndications Group
                             1325 Avenue of the Americas, 9th Floor
                             New York, NY  10019
                             U.S.A.
                             Attn:  Linda Boardman
                             Tel. No: (212) 314-1724
                             Fax. No: (212) 314-1712

                             With a copy in each case to:

                             ABN AMRO Bank N.V.
                             101 California Street, Suite 4550
                             San Francisco, CA  94111-5812
                             Attn:  Mathew Harvey
                             Tel: (415) 984-3733
                             Fax: (415) 362-3524


               Borrower:     Flextronics International USA, Inc.
                             2090 Fortune Drive
                             San Jose, CA  95131
                             Attn:  Treasurer
                             Tel. No:  (408) 576-7233
                             Fax. No:  (408) 526-9215

               Borrower:     The DII Group, Inc.
                             2090 Fortune Drive
                             San Jose, CA  95131
                             Attn:  Treasurer
                             Tel. No:  (408) 576-7233
                             Fax. No:  (408) 526-9215


Each Notice of Borrowing, Notice of Interest Period Selection and Notice of Term Loan Conversion shall be given by the applicable Borrower to Agent's New York office located at the address referred to above during such office's normal business hours; provided, however, that any such notice received by Agent after 11:00 a.m. (California time) on any Business Day shall be deemed received by Agent on the next Business Day. In any case where this Agreement authorizes notices, requests, demands or other communications by Borrowers to Agent or any Lender to be made by telephone or facsimile, Agent or any Lender may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by Agent or a Lender is such a person.

        8.02. Expenses. Borrowers jointly and severally agree to pay on demand, whether or not any Loan is made hereunder, (a) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent in connection with the syndication of the Loans, the preparation, negotiation, execution and delivery of, and the exercise of its duties under, this Agreement and the other Credit Documents, and the preparation, negotiation, execution and delivery of amendments and waivers hereunder and thereunder and (b) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent and Lenders in the enforcement or attempted enforcement of any of the Obligations or in preserving any of Agent's or Lenders' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding involving Borrowers or any of their Subsidiaries). As used herein, the term "reasonable attorneys' fees and expenses" shall include, without limitation, allocable costs and expenses of Agent's and Lenders' in-house legal counsel and staff. The obligations of Borrowers under this Paragraph 8.02 shall survive the payment and performance of the Obligations and the termination of this Agreement.

        8.03. Indemnification. To the fullest extent permitted by law, Borrowers jointly and severally agree to protect, indemnify, defend and hold harmless Agent, Lenders and their Affiliates and their respective directors, officers, employees, agents and advisors ("Indemnitees") from and against any and all liabilities, losses, damages or expenses of any kind or nature and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to the Credit Documents or any transaction contemplated thereby, including without limitation any use by Borrowers of any proceeds of the Loans, except to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitee. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Agent or any Lender believes is covered by this indemnity, Agent or such Lender shall give Borrowers notice of the matter and an opportunity to defend it, at Borrowers' sole cost and expense, with legal counsel satisfactory to Agent or such Lender, as the case may be. Agent or such Lender may also require Borrowers to defend the matter. Any failure or delay of Agent or any Lender to notify Borrowers of any such suit, claim or demand shall not relieve Borrowers of their obligations under this Paragraph 8.03 but shall reduce such obligations to the extent of any increase in those obligations caused solely by any such failure or delay which is unreasonable. The obligations of Borrowers under this Paragraph 8.03 shall survive the payment and performance of the Obligations and the termination of this Agreement.

        8.04. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement or any other Credit Document may be amended or waived, and any consent under this Agreement or any other Credit Document may be given, if such amendment, waiver or consent is in writing and is signed by Borrowers and the Required Lenders (or Agent on behalf of the Required Lenders with the written approval of the Required Lenders); provided, however that:

               (a) Any amendment, waiver or consent which would (i) increase the Total Facility A Commitment, (ii) postpone, delay or extend the Facility A Revolving Loan Maturity Date, (iii) reduce the principal of or interest on the Facility A Loans, the Facility A Commitment Fees or any other fees or amounts payable for the account of all Facility A Lenders hereunder or postpone, delay or extend the scheduled date for payment of any such principal, interest, fees or amounts must be in writing and signed or approved in writing by all Facility A Lenders;

               (b) Any amendment, waiver or consent which would (i) increase the Total Facility B Commitment, (ii) postpone, delay or extend the Facility B Revolving Loan Maturity Date or the Term Loan Maturity Date, (iii) reduce the principal of or interest on the Facility B Loans, the Facility B Commitment Fees or any other fees or amounts payable for the account of all Facility B Lenders hereunder or postpone, delay or extend the scheduled date for payment of any such principal, interest, fees or amounts must be in writing and signed or approved in writing by all Facility B Lenders;

               (c) Any amendment, waiver or consent which would (i) reduce the principal of or interest on the Loans or any fees or other amounts payable for the account of all Lenders hereunder or extend the scheduled date for payment of any such principal, interest, fees or amounts, (ii) reduce any fees or other amounts payable for the account of all Lenders hereunder or postpone, delay or extend the scheduled date for payment of any such fees or amounts, (iii) amend this Paragraph 8.04, (iv) amend the definition of Required Lenders, or (v) release any substantial part of the Collateral or any Guarantor (except for releases as provided in Paragraph 2.15), must be in writing and signed or approved in writing by all Lenders;

               (d) Any amendment, waiver or consent which would (i) increase or decrease the Facility A Commitment of any Facility A Lender (except for a pro rata decrease in the Facility A Commitments of all Facility A Lenders) or (ii) increase or decrease the Facility B Commitment of any Facility B Lender (except for a pro rata decrease in the Facility B Commitments of all Facility B Lenders) must be in writing and signed by such Lender; and

               (e) Any amendment, waiver or consent which affects the rights or obligations of Agent must be in writing and signed by Agent.

No failure or delay by Agent or any Lender in exercising any right under this Agreement or any other Credit Document shall operate as a waiver thereof or of any other right hereunder or thereunder nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right hereunder or thereunder. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

        8.05.  Successors and Assigns.

               (a) Binding Effect. This Agreement and the other Credit Documents shall be binding upon and inure to the benefit of Borrowers, Lenders, Agent, all future holders of the Notes and their respective successors and permitted assigns, except that neither Borrower may assign or transfer any of its rights or obligations under any Credit Document without the prior written consent of Agent and each Lender.

               (b) Participations. Any Lender may at any time sell to one or more banks or other financial institutions ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under this Agreement and the other Credit Documents. In the event of any such sale by a Lender of participating interests, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of its Notes for all purposes under this Agreement and Borrowers and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any such sale is effected may require the selling Lender to obtain the consent of the Participant in order for such Lender to agree in writing to any amendment, waiver or consent of a type specified in Subparagraph 8.04(a), Subparagraph 8.04(b), Subparagraph 8.04(c) or Subparagraph 8.04(d) to the extent applicable but may not otherwise require the selling Lender to obtain the consent of such Participant to any other amendment, waiver or consent hereunder. Borrowers also agree that any Lender which has transferred any participating interest in its Commitments or Loans shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Lender under Paragraph 2.12, Paragraph 2.13, and Paragraph 2.14, as if such Lender had not made such transfer.

               (c) Assignments. Any Lender may, at any time, sell and assign to any other Lender or any Eligible Assignee (individually, an "Assignee Lender") all or a portion of its rights and obligations under this Agreement and the other Credit Documents (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an assignment agreement in the form of Exhibit F (an "Assignment Agreement"), executed by each Assignee Lender and such assignor Lender (an "Assignor Lender") and delivered to Agent for its acceptance and recording in the Register; provided, however, that:

                      (i) Without the written consent of Agent and, if no
               Default has occurred and is continuing, FIL (which consent of Agent and FIL shall not be unreasonably withheld), no Lender may make any Assignment of its Commitment or Loans to any Assignee Lender which is not, immediately prior to such Assignment, a Lender hereunder or an Affiliate thereof;

                      (ii) Without the written consent of Agent and, if no
               Default has occurred and is continuing, FIL (which consent of Agent and FIL shall not be unreasonably withheld), no Facility A Lender may make any Assignment of its Facility A Commitment and Facility A Loans to any Assignee Lender if, after giving effect to such Assignment, the Facility A Commitment (or, after the termination of the Facility A Commitments, the Facility A Loans) of such Lender or such Assignee Lender would be less than Five Million Dollars ($5,000,000), except that a Facility A Lender may make an Assignment which reduces its Facility A Commitment (or, after the termination of the Facility A Commitments, its Facility A Loans) to zero without the written consent of FIL and Administrative Agent;

                      (iii) Without the written consent of Agent and, if no
               Default has occurred and is continuing, FIL (which consent of Agent and FIL shall not be unreasonably withheld), no Facility B Lender may make any Assignment of its Facility B Commitment and Facility B Loans to any Assignee Lender if, after giving effect to such Assignment, the Facility B Commitment (or, after the termination of the Facility B Commitments, the Facility B Loans) of such Lender or such Assignee Lender would be less than Five Million Dollars ($5,000,000), except that a Facility B Lender may make an Assignment which reduces its Facility B Commitment (or, after the termination of the Facility B Commitments, its Facility B Loans) to zero without the written consent of FIL and Administrative Agent;

                      (iv) Without the written consent of Agent and, if no
               Default has occurred and is continuing, FIL (which consent of Agent and FIL shall not be unreasonably withheld), no Facility A Lender may make any Assignment of its Facility A Commitment and Facility A Loans which does not assign and delegate an equal pro rata interest in such Facility A Lender's Facility A Commitment, Facility A Loans and all other rights, duties and obligations of such Facility A Lender under this Agreement and the other Credit Documents relating to Facility A;

                      (v) Without the written consent of Agent and, if no
               Default has occurred and is continuing, FIL (which consent of Agent and FIL shall not be unreasonably withheld), no Facility B Lender may make any Assignment of its Facility B Commitment and Facility B Loans which does not assign and delegate an equal pro rata interest in such Facility B Lender's Facility B Commitment, Facility B Loans and all other rights, duties and obligations of such Facility B Lender under this Agreement and the other Credit Documents relating to Facility B; and

                      (vi) Any Assignor Lender which is, or which has an
               Affiliate which is, a party to a Lender Rate Contract may not make an Assignment of all of its Commitments or all of its Loans to an Assignee Lender unless such Assignee Lender or its Affiliate shall also assume all obligations of such Assignor Lender or its Affiliate with respect to such Lender Rate Contract.

        Upon such execution, delivery, acceptance and recording of each Assignment Agreement, from and after the Assignment Effective Date determined pursuant to such Assignment Agreement, (A) each Assignee Lender thereunder shall be a Lender hereunder with Commitments or Loans as set forth on Attachment 1 to such Assignment Agreement (under the caption "Commitments or Loans After Assignment") and shall have the rights, duties and obligations of such a Lender under this Agreement and the other Credit Documents, and (B) the Assignor Lender thereunder shall be a Lender with Commitments or Loans as set forth on Attachment 1 to such Assignment Agreement (under the caption "Commitments or Loans After Assignment"), or, if the Commitments or Loans of the Assignor Lender have been reduced to zero, the Assignor Lender shall cease to be a Lender and to have any obligation to make any Loan; provided, however, that any such Assignor Lender which ceases to be a Lender shall continue to be entitled to the benefits of any provision of this Agreement which by its terms survives the termination of this Agreement. Each Assignment Agreement shall be deemed to amend Schedule I to the extent, and only to the extent, necessary to reflect the addition of each Assignee Lender, the deletion of each Assignor Lender which reduces its Commitments or Loans to zero, and the resulting adjustment of Commitments or Loans arising from the purchase by each Assignee Lender of all or a portion of the rights and obligations of an Assignor Lender under this Agreement and the other Credit Documents. On or prior to the Assignment Effective Date determined pursuant to each Assignment Agreement, Borrowers, at their own expense, shall, if requested by Assignee Lenders, execute and deliver to Agent, in exchange for the surrendered Notes, if any, of the Assignor Lender thereunder, new Notes to the order of each Assignee Lender thereunder and, if the Assignor Lender is continuing as a Lender hereunder, new Notes to the order of the Assignor Lender. The Notes surrendered by the Assignor Lender shall be returned by Agent to Borrowers marked "replaced". Each Assignee Lender which becomes a Lender and was not previously such a Lender hereunder shall, prior to becoming such a Lender, deliver such certificates and other evidence as is required by Subparagraph 2.13(b).

               (d) Register. Agent shall maintain at its address referred to in Paragraph 8.01 a copy of each Assignment Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of Lenders and the Commitments or Loans of each Lender from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Borrowers, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Commitments or Loans recorded therein for all purposes of this Agreement. The Register shall be available for inspection by Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

               (e) Registration. Upon its receipt of an Assignment Agreement executed by an Assignor Lender and an Assignee Lender (and, to the extent required by Subparagraph 8.05(c), by Borrowers and Agent) together with payment to Agent by Assignor Lender of a registration and processing fee of $3,000, Agent shall (i) promptly accept such Assignment Agreement and (ii) on the Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to Lenders and Borrowers. Agent may, from time to time at its election, prepare and deliver to Lenders and Borrowers a revised Schedule I reflecting the names, addresses and respective Commitments or Loans of all Lenders then parties hereto.

               (f) Confidentiality. Subject to Paragraph 8.11, Agent and Lenders may disclose the Credit Documents and any financial or other information relating to Borrowers, FIL or any Subsidiary to each other or to any potential Participant or Assignee Lender.

               (g) Pledges to Federal Reserve Banks. Notwithstanding any other provision of this Agreement, any Lender may at any time assign all or a portion of its rights under this Agreement and the other Credit Documents to a Federal Reserve Bank. No such assignment shall relieve the assigning Lender from its obligations under this Agreement and the other Credit Documents.

        8.06.  Setoff; Security Interest.

               (a) Setoff. In addition to any rights and remedies of Lenders provided by law, each Lender shall have the right, with the prior consent of Agent but without prior notice to or consent of Borrowers, any such notice and consent being expressly waived by Borrowers to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against the Obligations of either Borrower any amount owing from such Lender to such Borrower. The aforesaid right of set-off may be exercised by such Lender against either Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of such Borrower or against anyone else claiming through or against such Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off may not have been exercised by such Lender at any prior time. Each Lender agrees promptly to notify the applicable Borrower after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

               (b) Security Interest. As security for the Obligations, each Borrower hereby grants to Agent and each Lender, for the benefit of all Lenders, a continuing security interest in any and all deposit accounts or moneys of such Borrower now or hereafter maintained with such Lender. Each Lender shall have all of the rights of a secured party with respect to such security interest.

        8.07. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

        8.08. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        8.09. Jury Trial. EACH OF BORROWERS, LENDERS AND AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT.

        8.10. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

        8.11. Borrowers' Liabilities. Each Borrower is jointly and severally liable for the payment and performance of all other Obligations under this Agreement and the other Credit Documents, and each Borrower is liable for the payment and performance of all Obligations under this Agreement and the other Credit Documents as provided in the Guaranty.

        8.12. Confidentiality. Neither any Lender nor Agent shall disclose to any Person any information with respect to Borrowers or any of their Subsidiaries which is furnished pursuant to this Agreement or under the other Credit Documents, except that any Lender or Agent may disclose any such information (a) to its own directors, officers, employees, auditors, counsel and other advisors and to its Affiliates; (b) to any other Lender or Agent; (c) which is otherwise available to the public; (d) if required or appropriate in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Lender or Agent; (e) if required in response to any summons or subpoena; (f) in connection with any enforcement by Lenders and Agent of their rights under this Agreement or the other Credit Documents or any litigation among the parties relating to the Credit Documents or the transactions contemplated thereby; (g) to comply with any Requirement of Law applicable to such Lender or Agent; (h) to any Assignee Lender or Participant or any prospective Assignee Lender or Participant, provided that such Assignee Lender or Participant or prospective Assignee Lender or Participant agrees to be bound by this Paragraph 8.12; or (i) otherwise with the prior consent of the applicable Borrower; provided, however, that (i) any Lender or Agent served with any summons or subpoena demanding the disclosure of any such information shall use reasonable efforts to notify Borrowers promptly of such summons or subpoena if not prohibited by any Requirement of Law and, if requested by Borrowers and not disadvantageous to such Lender or Agent, to cooperate with Borrowers in obtaining a protective order restricting such disclosure, and (ii) any disclosure made in violation of this Agreement shall not affect the obligations of Borrowers and their Subsidiaries under this Agreement and the other Credit Documents.

        8.13. Consent to Jurisdiction. Each Borrower irrevocably submits to the non-exclusive jurisdiction of the courts of the State of California and the courts of the United States of America located in the Northern District of California and agrees that any legal action, suit or proceeding arising out of or relating to this Agreement or any of the other Credit Documents may be brought against such party in any such courts. Final judgment against either Borrower in any such action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the judgment, or in any other manner provided by law. Nothing in this Subparagraph 8.13 shall affect the right of Agent or any Lender to commence legal proceedings or otherwise sue either Borrower in any other appropriate jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other papers upon either Borrower in any manner authorized by the laws of any such jurisdiction. Each Borrower agrees that process served either personally or by registered mail shall, to the extent permitted by law, constitute adequate service of process in any such suit. Each Borrower irrevocably waives to the fullest extent permitted by applicable law (a) any objection which it may have now or in the future to the laying of the venue of any such action, suit or proceeding in any court referred to in the first sentence above; (b) any claim that any such action, suit or proceeding has been brought in an inconvenient forum; (c) its right of removal of any matter commenced by any other party in the courts of the State of California to any court of the United States of America; (d) any immunity which it or its assets may have in respect of its obligations under this Agreement or any other Credit Document from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process; and (e) any right it may have to require the moving party in any suit, action or proceeding brought in any of the courts referred to above arising out of or in connection with this Agreement or any other Credit Document to post security for the costs of such Borrower or to post a bond or to take similar action.

        8.14. Usury. In no event shall any provision of this Agreement or any other Credit Document ever obligate either Borrower to pay or allow any Lender to collect interest on any Loan or any other Obligation of either Borrower hereunder at a rate greater than the maximum non-usurious rate permitted by applicable law (herein referred to as the "highest lawful rate"), or obligate either Borrower to pay any taxes, assessments, charges, insurance premiums or other amounts to the extent that such payments, when added to the interest payable on the Loans or any other Obligations, would be held to constitute the payment by either Borrower of interest at a rate greater than the highest lawful rate. This provision shall control over any provision to the contrary. Without limiting the generality of the foregoing, in the event the maturity of all or any part of the principal amount of the Obligations of either Borrower shall be accelerated for any reason, then such principal amount so accelerated shall be credited with any interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. If, pursuant to the terms of this Agreement, any funds are applied to the payment of any part of the principal amount of the Obligations of either Borrower prior to the maturity thereof, then
(a) any interest which would otherwise thereafter accrue on the principal amount so paid by such application shall be canceled, and (b) the Obligations of either Borrower remaining unpaid after such application shall be credited with the amount of all interest, if any, theretofore collected on the principal amount so paid by such application and remaining unearned at the date of said application; and if the funds so applied shall be sufficient to pay in full all the Obligations of such Borrower, then the Lenders shall refund to such Borrower all interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. Regardless of any other provision in this Agreement or any other Credit Document, neither Borrower shall be required to pay any unearned interest on any Obligations or any portion thereof, or be required to pay interest thereon at a rate in excess of the highest lawful rate construed by courts having competent jurisdiction thereof.

        8.15. Effect. On the Closing Date and upon the repayment in full of all existing monetary obligations outstanding under the Existing FIUI Credit Agreement, (a) the Existing FIUI Credit Agreement as well as the Existing FIUI Credit Documents shall be terminated and deemed to have been replaced by this Agreement and the other Credit Documents; and (b) all Liens created pursuant to the Existing FIUI Credit Agreement and the other FIUI Credit Documents shall terminate and be released; provided, however, that nothing contained herein shall have any effect on Borrower's obligations to pay amounts (if any) payable under Subparagraph 2.10(c), Subparagraph 2.10(d), Subparagraph 2.11(a), Paragraph 2.12, Paragraph 8.02, or Paragraph 8.03 of the Existing FIUI Credit Agreement which by their terms expressly provide that they shall survive the payment and performance of the Obligations and the termination of the Existing FIUI Credit Agreement. Agent (as agent under the Existing FIUI

Credit Agreement), from time to time, upon request by Borrower shall, without further consideration other than reimbursement for any costs and expenses, execute, deliver and acknowledge all such documents, agreements, certificates and instruments and do such acts as Borrower may reasonably require to more effectively evidence or effectuate the termination of such Liens.

                       [The first signature page follows.]

        IN WITNESS WHEREOF, Borrowers, Agent, Documentation Agent, Managing Agents, Co-Agent and Lenders have caused this Agreement to be executed as of the day and year first above written.

BORROWERS:                             FLEXTRONICS INTERNATIONAL U.S.A., INC.


                                       By:
                                          --------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                       THE DII GROUP, INC.

                                       By:
                                          --------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


AGENT:                                 ABN AMRO BANK N.V.,
                                       As Agent

                                       By:
                                          --------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                       By:
                                          --------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

DOCUMENTATION AGENT:                FLEET NATIONAL BANK,
                                    As Documentation Agent

                                       By:
                                          --------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                       By:
                                          --------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


MANAGING AGENTS:                       BANK OF AMERICA, NATIONAL ASSOCIATION,
                                       As a Managing Agent

                                       By:
                                          --------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                       By:
                                          --------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                       CITICORP USA, INC.,
                                       As a Managing Agent

                                       By:
                                          --------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                       By:
                                          --------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

CO-AGENT AND LENDERS:               ABN AMRO BANK N.V.,
                                    As a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    FLEET NATIONAL BANK,
                                    As a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    BANK OF AMERICA, NATIONAL ASSOCIATION,
                                    As a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    CITICORP USA, INC.,
                                    As a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                           THE BANK OF NOVA SCOTIA,
                           As a Co-Agent and a Lender


                           By:
                              -----------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


                           By:
                              -----------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


                           BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE INC., As a Lender


                           By:
                              -----------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


                           By:
                              -----------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


                           BANQUE NATIONALE DE PARIS,
                           As a Lender


                           By:
                              -----------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


                           By:
                              -----------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


                           DEN DANKSE BANK AKTIESELSKAB,
                           As a Lender


                           By:
                              -----------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


                           By:
                              -----------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                                    THE FUJI BANK, LIMITED, LOS ANGELES AGENCY,
                                    As a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    As a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    THE SUMITOMO BANK, LIMITED,
                                    As a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    WELLS FARGO BANK, N.A.,
                                    As a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    THE DAI-ICHI KANGYO BANK, LTD.,
                                    As a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    ALLIED IRISH BANK,
                                    As a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    BANCA DI ROMA S.P.A. - SINGAPORE BRANCH,
                                    As a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    BANK HAPOALIM, B.M.,
                                    As a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    COMERICA BANK,
                                    As a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   SCHEDULE II

                                  PRICING GRID

------------------------------------------------------------------------------------------
                             APPLICABLE
                               MARGIN       APPLICABLE
    FIL'S                       FOR         MARGIN FOR
    DEBT/        PRICING     BASE RATE         LIBOR        FACILITY A      FACILITY B
    EBITDA       PERIOD    BORROWINGS AND BORROWINGS AND  COMMITMENT FEE  COMMITMENT FEE
    RATIO        LEVEL        PORTIONS    LIBOR PORTIONS    PERCENTAGE      PERCENTAGE
------------------------------------------------------------------------------------------
    <1.00           1            0%           0.625%          0.175%          0.150%
    -

    >1.00,
    <1.50           2            0%           0.750%          0.175%          0.150%
    -

    >1.50,
    <2.00           3            0%           0.875%          0.200%          0.175%
    -

    >2.00,
    <2.50           4            0%           1.000%          0.225%          0.200%
    -

    >2.50,
    <3.00           5            0%           1.250%          0.300%          0.250%
    -

    >3.00           6            0%           1.750%          0.375%          0.300%
------------------------------------------------------------------------------------------


                                   EXPLANATION

1. The Applicable Margin For Base Rate Borrowings, Base Rate Portions, LIBOR Borrowings, LIBOR Portions, the Facility A Commitment Fee Percentage and the Facility B Commitment Fee Percentage will be set for each Pricing Period and will vary depending upon whether such period is a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period, a Level 5 Period or a Level 6 Period (each a "Pricing Period Level"). The applicable Pricing Period Level will be determined based on FIL's corresponding Debt/EBITDA Ratio for the immediately preceding consecutive four-quarter period.

2. The first Pricing Period, which commences on the date of this Agreement and ends 45 days after the quarter ended June 30, 2000, will be a Level 4 Period.

3. The second Pricing Period, which commences 45 days after the end of June 30, 2000 calendar quarter and ends 45 days after the quarter ended September 30, 2000, will be a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period, a Level 5 Period or a Level 6 Period, depending upon FIL's Debt/EBITDA Ratio for the consecutive four-quarter period ending on June 30, 2000.

4. Each Pricing Period thereafter will commence 45 days after the end of the immediately preceding quarter and will end 45 days after the end of the next applicable quarter and will be a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period, a Level 5 Period or a Level 6 Period depending upon FIL's Debt/EBITDA Ratio for the consecutive four-quarter period ending on the last day of the immediately preceding quarter.

5. Level 2 pricing will apply during any Pricing Period (other than the first Pricing Period) in which FIL's senior unsecured long-term debt rating from S&P or Moody's is equal to or better than either BBB- or Baa3. Such pricing adjustment (if any) occurring as a result of such debt rating will take place when FIL notifies Agent that such debt rating has been achieved, and will continue until such debt rating drops below BBB- or Baa3 in which case the pricing will be calculated as set forth above.

6.      Examples:

               (a) FIL's Debt/EBITDA Ratio is 1.76 for the consecutive four-quarter period ending on June 30, 2000, and FIL's senior unsecured long-term debt rating from S&P or Moody's is less than either BBB- of Baa3. The Pricing Period commencing 45 days after the quarter ended June 30, 2000 through the date which is 45 days after the quarter ended September 30, 2000 will be a Level 3 Period, and the Applicable Margin for LIBOR Borrowings and the LIBOR Portions during such Pricing Period will be 0.875%.

               (b) FIL's Debt/EBITDA Ratio is 2.10 for the consecutive four-quarter period ending on September 30, 2000, and FIL's senior unsecured long-term debt rating from S&P or Moody's is less than either BBB- of Baa3. The Pricing Period commencing 45 days after the quarter ended September 30, 2000 through the date which is 45 days after the quarter ended December 31, 2000 will be a Level 4 Period, and the Applicable Margin for LIBOR Borrowings and the LIBOR Portions during such Pricing Period will be 1.000%.

               (c) FIL's senior unsecured long-term debt rating from S&P or Moody's is at least equal to BBB- or Baa3. Commencing after FIL notifies Agent that such debt rating has been achieved, Level 2 pricing will apply, and the Applicable Margin for LIBOR Borrowings and the LIBOR Portions during such Pricing Period will be 0.7500%.

                                  SCHEDULE 3.01

                          INITIAL CONDITIONS PRECEDENT

A.      PRINCIPAL CREDIT DOCUMENTS.

               (1) The Credit Agreement, duly executed by each Borrower, each Lender, Agent, Documentation Agent, each Managing Agent and Co-Agent;

               (2) Such Revolving Notes as the Lenders shall request, each duly executed by the applicable Borrower;

               (3) The Guaranty, duly executed by FIL, each Eligible Material Subsidiary, Flextronics Holdings UK Limited and Flextronics Singapore Pte Ltd., with such changes thereto as may be appropriate based on the law of the applicable jurisdictions; and

               (4) Pledge Agreements of FIL and Flextronics Holdings UK Limited, each, duly executed by such Person, with such changes thereto as may be appropriate based on the laws of the applicable jurisdictions.

B.      FIUI CORPORATE DOCUMENTS.

               (1) The Certificate of Incorporation of FIUI, certified as of a recent date prior to the Closing Date by the Secretary of State of California;

               (2) A Certificate of Good Standing (or comparable certificate) for FIUI, certified as of a recent date prior to the Closing Date by the Secretary of State of California;

               (3) A certificate of the Secretary or an Assistant Secretary of FIUI, dated the Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of FIUI as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of FIUI and continuing in effect, which (i) authorize the execution, delivery and performance by FIUI of this Agreement and the other Credit Documents executed or to be executed by FIUI and the consummation of the transactions contemplated hereby and thereby and (ii) designate the officers authorized so to execute, deliver and perform on behalf of FIUI; and (c) that there are no proceedings for the dissolution or liquidation of FIUI; and

               (4) A certificate of the Secretary or an Assistant Secretary of FIUI, dated the Closing Date, certifying the incumbency, signatures and authority of the officers of FIUI authorized to execute, deliver and perform this Agreement, the other Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by FIUI.

C.      DII CORPORATE DOCUMENTS.

               (1) The Certificate of Incorporation of DII, certified as of a recent date prior to the Closing Date by the Secretary of State of Delaware;

               (2) A Certificate of Good Standing (or comparable certificate) for DII, certified as of a recent date prior to the Closing Date by the Secretary of State of Delaware;

               (3) A certificate of the Secretary or an Assistant Secretary of DII, dated the Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of DII as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of DII and continuing in effect, which (i) authorize the execution, delivery and performance by DII of this Agreement and the other Credit Documents executed or to be executed by DII and the



                                     3.01-1
        consummation of the transactions contemplated hereby and thereby and
        (ii) designate the officers authorized so to execute, deliver and perform on behalf of DII; and (c) that there are no proceedings for the dissolution or liquidation of DII; and

               (4) A certificate of the Secretary or an Assistant Secretary of DII, dated the Closing Date, certifying the incumbency, signatures and authority of the officers of DII authorized to execute, deliver and perform this Agreement, the other Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by DII.

D.      OTHER MATERIAL SUBSIDIARY CORPORATE DOCUMENTS.

               (1) The Certificate of Incorporation (or comparable certificate) of each Eligible Material Subsidiary, any Subsidiary executing a Pledge Agreement or the Guaranty, and any Subsidiary whose shares are being pledged pursuant to a Pledge Agreement, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable public official) of its jurisdiction of incorporation (or, if any such Subsidiary is organized under the laws of any jurisdiction outside the United States, such other evidence as Agent may request to establish that such Person is duly organized and existing under the laws of such jurisdiction), together with an English translation thereof (if appropriate);

               (2) To the extent such jurisdiction has the legal concept of a corporation being in good standing and a Governmental Authority in such jurisdiction issues any evidence of such good standing, a Certificate of Good Standing (or comparable certificate) for each Eligible Material Subsidiary, any Subsidiary executing a Pledge Agreement or the Guaranty, and any Subsidiary whose shares are being pledged pursuant to a Pledge Agreement, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable public official) of its jurisdiction of incorporation (or, if any such Person is organized under the laws of any jurisdiction outside the United States, such other evidence as Agent may request to establish that such Person is duly qualified to do business and in good standing under the laws of such jurisdiction), together with an English translation thereof (if appropriate);

               (3) A certificate of the Secretary or an Assistant Secretary (or comparable officer) of each Eligible Material Subsidiary, any Subsidiary executing a Pledge Agreement or the Guaranty, and any Subsidiary whose shares are being pledged pursuant to a Pledge Agreement, dated the Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of such Subsidiary as in effect on the Closing Date (or, if any such Subsidiary is organized under the laws of any jurisdiction outside the United States, any comparable document provided for in the respective corporate laws of that jurisdiction); (b) (except in the case of a Subsidiary which is not executing any Credit Documents) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of such Subsidiary (or other comparable enabling action) and continuing in effect, which (i) authorize the execution, delivery and performance by such Person of the Credit Documents to be executed by such Person and the consummation of the transactions contemplated thereby and (ii) designate the officers, directors and attorneys authorized so to execute, deliver and perform on behalf of such Person; and (c) that there are no proceedings for the dissolution or liquidation of such Person, together with a certified English translation thereof (if appropriate); and

               (4) A certificate of the Secretary or an Assistant Secretary (or comparable officer) of each Eligible Material Subsidiary and any Subsidiary executing a Pledge Agreement or the Guaranty, dated the Closing Date, certifying the incumbency, signatures and authority of the officers, directors and attorneys of such Person authorized to execute, deliver and perform the Credit Documents to be executed by such Person, together with a certified English translation thereof (if appropriate).

E.      FINANCIAL STATEMENTS, FINANCIAL CONDITION, ETC.

               (1) A copy of the audited consolidated and consolidating Financial Statements of FIL and its Subsidiaries for the fiscal year ended March 31, 1999, audited by Arthur Andersen LLP, together with a copy of the unqualified opinion delivered by such accountants in connection with such Financial Statements;



                                     3.01-2

               (2) A copy of the unaudited Financial Statements of FIL and its Subsidiaries for the fiscal quarter ended December 31, 1999 and for the fiscal year to such date (prepared on a consolidated and consolidating basis), certified by the chief financial officer, treasurer, controller or principal accounting officer of FIL to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

               (3) A copy of the 10-K report filed by FIL with the Securities and Exchange Commission for the fiscal year ended March 31, 1999;

               (4) A copy of the 10-Q report filed by FIL with the Securities and Exchange Commission for the quarter ended December 31, 1999;

               (5) The consolidated plan and forecast of FIL and its Subsidiaries for the fiscal year to end March 31, 2001 (reflecting among other events the anticipated Borrowings under this Agreement), including quarterly cash flow projections and quarterly projections of FIL's compliance with the financial tests and ratios specified in the FIL Credit Agreement; and

               (6) Such other financial, business and other information regarding FIL, either Borrower or any of their Subsidiaries as Agent or any Lender may reasonably request, including information as to possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits and compensation.

F.      COLLATERAL DOCUMENTS.

               (1) The stock certificates representing all of the outstanding capital stock of each Subsidiary pledged to Agent pursuant to a Pledge Agreement and existing on the Closing Date, other than subsidiaries whose stock is not in certificated form, together with undated stock powers, duly executed by the Borrower or Subsidiary that owns such stock, in blank and attached thereto;

               (2) Any other items required by any applicable jurisdiction;

               (3) Such other documents, instruments and agreements as Agents may reasonably request to establish and perfect the Liens granted to Agent or any Lender in this Agreement, the Security Documents and the other Credit Documents; and

               (4) Such other evidence as Agent may request to establish that the Liens granted to Agent or any Lender in this Agreement, the Security Documents and the other Credit Documents are perfected and prior to the Liens of other Persons in the Collateral, except for any such Liens which are expressly permitted by the Credit Agreement to be prior.

G. OPINIONS. Favorable written opinions from each of the following counsel for Borrowers and their Subsidiaries, each dated the Closing Date, addressed to Agent for the benefit of Agent and Lenders, covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to
Agent:

               (1)    Fenwick & West, counsel for FIL and its Subsidiaries;

               (2) Bruckhaus Westrick Heller L`ber, Austrian counsel for FIL and its Subsidiaries;

               (3) Mayer, Brown & Platt, English counsel for FIL and its Subsidiaries;

               (4) Foo, Teo & Associates, Labuan counsel for FIL and its Subsidiaries;

               (5) Cuesta Campos Y Asociados, S.C., Mexican counsel for FIL and its Subsidiaries;

                                     3.01-3

               (6) Allen & Gledhill, Singapore counsel for FIL and its Subsidiaries;

               (7) Magnusson Wahlin Advokatbyra, Swedish counsel for FIL and its Subsidiaries; and

               (8)    Curtis Mallet-Prevost, US counsel for DII and its
                      Subsidiaries.

H.      OTHER ITEMS.

               (1) A duly completed and timely delivered Notice of Borrowing for the applicable Borrowing;

               (2) Copies of the acquisition agreement or similar agreement entered into in connection with the DII Acquisition, duly executed by FIL and DII, together with all exhibits and schedules thereto;

               (3) Evidence satisfactory to Agent and the Lenders that the DII Acquisition has been effected in accordance with all applicable Governmental Rules;

               (4) Copies of such other documents, instruments and agreements executed by FII, DII or any other Person in connection with the DII Acquisition as Agent or any Lender may reasonably request;

               (5) An organization chart for FIL, FIUI, DII and their Subsidiaries, setting forth the relationship among such Persons, certified by the Secretary or an Assistant Secretary of FIL;

               (6) Evidence of the amounts owing to the lenders and agent under the Existing FIUI Credit Agreement on the Closing Date and instructions for the payment of such amounts;

               (7) Evidence of the amounts owing on the Closing Date to the lenders and agent under any existing credit or loan agreement or similar financing agreement of DII and instructions for the payment of such amounts;

               (8) A certificate of the Chief Financial Officer of each Borrower, addressed to Agent and dated the Closing Date, certifying that:

                      (a) The representations and warranties set forth in
               Paragraph 4.01 and in the other Credit Documents are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true as of such date); and

               (b)    No Default has occurred and is continuing as of such date;

               (9) All fees and expenses payable to Agent and Lenders on or prior to the Closing Date (including all fees payable to Agent pursuant to the Agent's Fee Letter);

               (10) All fees and expenses of Agent's counsels through the Closing Date; and

               (11) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Agreement and the other Credit Documents.


                                     3.01-4

                                SCHEDULE 4.01(o)

                                  SUBSIDIARIES

A.      PRIOR TO THE CLOSING OF THE DII ACQUISITION:


                         JURISDICTION                  ISSUED AND                   DIRECT
                            OF          MATERIAL       OUTSTANDING    PERCENTAGE   OWNER OF
       SUBSIDIARY        ORGANIZATION  SUBSIDIARY     SHARE CAPITAL    OWNERSHIP    SHARES
      ----------         ------------  ----------     -------------   ----------  ----------
FLEXTRONICS               Singapore
INTERNATIONAL SINGAPORE
PTE. LTD.

FLEXTRONICS SINGAPORE     Singapore        No       6,700,000 auth @     100%     Flextronics
PTE. LTD.                                              S$1/share                  International
36 Robinson Road                                        4,600,000                    Ltd.
#18-01 City House                                   issued + paid up
Singapore 068877

FLEXTRONICS (MALAYSIA)     Malaysia        No          RM4,025,400       100%     Flextronics
SDN. BHD.                                              authorized                  Singapore
7th Floor, Wisma                                       RM2,725,000                 Pte. Ltd.
Hamzah-Kwong Hing                                        paid up
No 1, Leboh Ampang
50100 KL, Malaysia

DTM LATIN AMERICA (L),      Labuan         No            10,000          100%     Flextronics
LTD.                                                 shares $10,000               International
Level 10, Wisma                                            $2                        Ltd.
Oceanic, Jalan OKK                                       paid up
Awang Besar
87007 Labuan F.T.
Malaysia

FLEXTRONICS                 Labuan         Yes           10,000          100%     Flextronics
INTERNATIONAL MARKETING                                shares 10000               International
(L) LTD.                                                authorized                   Ltd.
Level 10, Wisma Oceanic,                                 $10,000
Jalan OKK Awang Besar                                    paid up
87007 Labuan F.T.
Malaysia

FLEXTRONICS                 Labuan         Yes           10,000          100%     Flextronics
INTERNATIONAL LATIN                                  shares $10,000               International
AMERICA (L), LTD.                                          $2                        Ltd.
Level 10, Wisma Oceanic,                                 paid up
Jalan OKK Awang Besar
87007 Labuan F.T.
Malaysia

ASTRON TECHNOLOGIES LTD.  Mauritius        No             US$1M          100%     Flextronics
6th Floor, Li Wan Po                                  auth'd US$100K              International
House                                                    paid up                     Ltd.
12 Remy Ollier Street
Port Lois, Mauritius

FLEXTRONICS               Hong Kong        No          HK4,000,000       100%     Flextronics
MANUFACTURING (HK) LTD.                                authorized                 International
Unit B, 11/F., Block A,                                   HK2                        Ltd.
Wo                                                       paid up
Kee Hong Building,
585-609
Castle Peak Road, Kwai
Chung,
New Territories, Hong
Kong

                                     4.01-1

                         JURISDICTION                  ISSUED AND                   DIRECT
                            OF          MATERIAL       OUTSTANDING    PERCENTAGE   OWNER OF
       SUBSIDIARY        ORGANIZATION  SUBSIDIARY     SHARE CAPITAL    OWNERSHIP    SHARES
      ----------         ------------  ----------     -------------   ----------  ----------
FLEXTRONICS INDUSTRIAL       PRC           Yes        US$3,500,000       100%     Flextronics
(SHENZHEN) CO., LTD.                                   authorized                  Singapore
Blk C9, 2nd Industrial                                US$3,500,000                 Pte. Ltd.
Zone                                                     paid up
Xixiang, Shenzhen
People's Republic of
China

FLEXTRONICS COMPUTER         PRC           No         US$1,200,000       100%     Flextronics
(SHEKOU) LTD.                                          authorized                  Singapore
5/F. Nanshan Building                                 US$1,200,000                 Pte. Ltd.
Shekou Industrial Zone                                   paid up
Industrial 8 Road
Shenzhen. Guangdong,
China

ZHUHAI DAO MEN CHAO YI       PRC           No        RMB100,000,000    96.25%     Flextronics
ELECTRONICS CO., LTD.                                    auth'd                   Manufacturing
Sam Chow Industrial City                             RMB100,000,000                (HK) Ltd.
Jin An Town, Doumen,                                     paid up
Zhuhai
People's Republic of
China

ASTRON GROUP LTD.         Hong Kong        No          HK6,750,292     99.90%     Flextronics
6th Floor, Hole Weal                                   authorized                 Manufacturing
Ind. Bldg.                                             HK6,750,292                 (HK) Ltd.
22-28 Tai Chung Road                                     paid up
Tsuen Wan,
New Territories,
Hong Kong

FICO INVESTMENT HOLDING   Hong Kong        No           HK10,000          90%     Flextronics
LTD. HOLDING LTD.                                      authorized                 International
Rm 10, 18/F, Blk B                                      HK10,000                     Ltd.
Kong Nam Ind. Bldg.                                      paid up
603 Castle Peak Road
Tsuen Wan, New
Territories,
Hong Kong

FOREST KEYBOARD              PRC           No         HK 55 million      100%        FICO
MANUFACTURING                                         authorized HK               Investment
(SHENZHEN) LTD.                                     42,981,525 issued               Holding
Gong Ming Zhen                                                                       Ltd.
Chang Zhen Village
Industrial Zone
PRC

EUROPE

FLEXTRONICS                 Sweden         Yes        10,000,000 kr      100%        F.L.
INTERNATIONAL SWEDEN AB                                                           Tronics AB
Box 532
371 23 Karlskrona
Sweden

FLEXTRONICS GROUP           Sweden         No          100,000 kr        100%     Flextronics
SWEDEN AB                                                                          Holdings
Box 532                                                                             UK Ltd.
371 23 Karlskrona
Sweden

                                     4.01-2

                        JURISDICTION                   ISSUED AND                   DIRECT
                             OF         MATERIAL       OUTSTANDING    PERCENTAGE   OWNER OF
       SUBSIDIARY       ORGANIZATION   SUBSIDIARY     SHARE CAPITAL    OWNERSHIP    SHARES
      ----------        ------------   ----------     -------------   ----------  ----------
FLEXTRONICS LIMITED        Scotland        No       Authorized 250,000   100%        FIUK
4 Livingstone Boulevard                               ordy shares @
Hamilton International                                   GBPound
Technology Park                                         Sterling1
Blantyre                                              Issued 60,000
Scotland G72 0BP                                      ordy shares @
                                                    GBPound Sterling1

FLEXTRONICS                England         No       Authorized 190,476   100%     Flextronics
INTERNATIONAL (UK) LTD.                               ordy shares @               International
4 Livingstone Boulevard                                  GBPound                     Ltd.
Hamilton International                                   Sterling1
Technology Park                                       Issued 186,588
Blantyre                                              ordy shares @
Scotland G72 0BP                                    GBPound Sterling1

FLEXTRONICS HOLDINGS       England         No       Authorized 500,000   100%     Flextronics
(UK) LTD.                                             ordy shares @               International
50 Stratton Street                                       GBPound                     Ltd.
London                                                  Sterling1
W1X 6NX                                               Issued 1,000
                                                      ordy shares @
                                                    GBPound Sterling1

FLEXTRONICS KFT            Hungary         No            $15,000         100%     FLX Cyprus
HU 9600, Sarvar                                                                      Ltd.
Ikervari ut 42
Hungary

FLEXTRONICS                Austria         No              ATS            92%     Flextronics
INTERNATIONAL GMBH                                   160,000,000.00               International
Wienerbergstrasse 7                                                                  Ltd.
1810 Vienna, Austria
FLEXTRONICS                Austria         No       ATS 25,000,000.00    100%     Flextronics

INTERNATIONAL GMBH                                                                International
Friesacher Strasse 3                                                                 GmbH
9330 Althofen, Austria
FLEXTRONICS                Hungary         Yes             HUF           100%     Flextronics

INTERNATIONAL KFT.                                   539,000,000.00               International
8660 Tab                                                                             GmbH
Munkas U. 28, Hungary
NEUTRONICS ECOPLAST        Hungary         No              HUF           100%     Flextronics

MUANYAGIPARI TERMEKEKET                              727,290,000.00               International
GYARTO KFT.                                                                          GmbH
9600  Sarvar
Ikervari u. 42, Hungary

NEUTRONICS COMPONENTS      Hungary         No        ATS 600,000.00      100%     Flextronics
ELEKTRONIKAI                                                                      International
ALKATRESZGYARTO                                                                      GmbH
VAMSZABADTERULETI KFT.
9600 Sarvar
Ikervari u. 42, Hungary

MECHA DESIGN S.R.L.         Italy          No              Lit            55%     Flextronics
Via G&A, Philips 12                                  160,000,000.00               International
20052 Monza, Italy                                                                   GmbH

                                     4.01-3


                         JURISDICTION                  ISSUED AND                   DIRECT
                            OF          MATERIAL       OUTSTANDING    PERCENTAGE   OWNER OF
      SUBSIDIARY         ORGANIZATION  SUBSIDIARY     SHARE CAPITAL    OWNERSHIP    SHARES
      ----------         ------------  ----------     -------------   ----------  ----------



FLEXTRONICS               Netherlands       No                            100%      Flextronics
INTERNATIONAL                                                                      International
EUROPE, B.V.                                                                           Ltd.
Koningslaan 34,
P.O.Box 74658,
1070 BR Amsterdam, the
Netherlands

FLX CYPRUS LTD. LTD.        Cyprus         No        auth'd: CYP       100% held    Flextronics
c/o Chrysanthou &                                   10,000 iss'd/     in trust by  International
Christoforou                                          paid up:         2 locals:       Ltd.
Corner Th. Dervis -                                  CYP 1,000         Christo-
Florinis Street                                                       fourou and
6th Floor                                                             Chrysanthou
P. O. Box 1675, CY-1512
Nicosia, Cyprus  1066

FLEXTRONICS                Finland         Yes        2000 shares,       100%        FHFin
INTERNATIONAL                                         506,000 Euros
FINDLAND OY
Patentti- ja
Reekisterihallitus
PRH/2 rekisteritoimisto
Arkadiankatu 6 A
00100 Helsinki, Finland

FLEXTRONICS                 France         No                             96%     Kyrel EMS Oyj
INTERNATIONAL FRANCE SA
2 rue Lavoisier
Z.I.Moncel-Les-Luneville
54 300 LUNEVILLE

FLEXTRONICS HOLDING        Finland         No          EURO 8,000        100%      F.L.Tronics
FINLAND OY                                                                         Holding AB
PO Box 23
FIN-39201 Kyroskoski
Finland

FLEXTRONICS                 Norway         No         100 shares @       100%        F.L.
INTERNATIONAL NORWAY AS                                 1,000 NOK                   Tronics
Televeien 1                                                                       Holding AB
4879 Grimstad, Norway

HTR TAB                    Hungary         No                            100%      Neutronics
8660 Tab                                                                              HTR
Munkas U. 28, Hungary                                                              Technikai
                                                                                  Rendszerszolg
                                                                                   altato Kft

HTR ZALA                   Hungary         No                            100%     Neutronics
8660 Tab                                                                              HTR
Munkas U. 28, Hungary                                                              Technikai
                                                                                  Rendszerszolg
                                                                                   altato Kft

HTR REAL ESTATE            Hungary         No                            100%     Neutronics
8660 Tab                                                                              HTR
Munkas U. 28, Hungary                                                              Technikai
                                                                                  Rendszerszolg
                                                                                   altato Kft

KOSKITUONTI OY             Finland         No                            100%     Kyrel EMS Oyj
Patentti- ja
Reekisterihallitus
PRH/2 rekisteritoimisto
Arkadiankatu 6 A
00100 Helsinki, Finland

                                     4.01-4

                         JURISDICTION                  ISSUED AND                   DIRECT
                            OF          MATERIAL       OUTSTANDING    PERCENTAGE   OWNER OF
       SUBSIDIARY        ORGANIZATION  SUBSIDIARY     SHARE CAPITAL    OWNERSHIP    SHARES
      ----------         ------------  ----------     -------------   ----------  ----------

ALFATEL OH                 Finland         No                            100%      Kyrel EMS Oyj
Patentti- ja
Reekisterihallitus
PRH/2 rekisteritoimisto

Arkadiankatu 6 A
00100 Helsinki, Finland

KOSTRON OY                 Finland         No                            100%      Kyrel EMS
Patentti- ja                                                                          Oyj
Reekisterihallitus
PRH/2 rekisteritoimisto
Arkadiankatu 6 A
00100 Helsinki, Finland

IGROTTA AB                  Sweden         No                            100%     Flextronics
Box 532                                                                           International
371 23 Karlskrona                                                                  Sweden AB
Sweden

MOCTOL AB                   Sweden         No                            100%     Igrotta AB
Box 532
371 23 Karlskrona
Sweden

NOITALL AB                  Sweden         No                            100%     Igrotta AB
Box 532
371 23 Karlskrona
Sweden

TOLIPIG AB                  Sweden         No                            100%     Igrotta AB
Box 532
371 23 Karlskrona
Sweden

MARATHON BUSINESS PARK       USA           No                            100%     Flextronics
LLC                                                                               International
47951 Westinghouse Drive                                                            USA, Inc.
Fremont, CA 94539

MEXICO, BRASIL, OTHERS

FLEXTRONICS                 Mexico         Yes        $50,000 Fixed     99.90%    Flextronics
MANUFACTURING MEX, SA                                    Capital                  International
DE CV                                                                                Ltd.
Carretara Base Aerea
Militar
5850
Zapopan, Jalisco 45100
Mexico

DTM PRODUCTS DE MEXICO,     Mexico         No                           99.90%    Flextronics
S.A. DE C.V.                                                                      International
Carretara Base Aerea                                                                 Ltd.
Militar 5850
Zapopan, Jalisco 45100
Mxico

                                     4.01-5

                         JURISDICTION                  ISSUED AND                   DIRECT
                            OF          MATERIAL       OUTSTANDING    PERCENTAGE   OWNER OF
       SUBSIDIARY        ORGANIZATION  SUBSIDIARY     SHARE CAPITAL    OWNERSHIP    SHARES
      ----------         ------------  ----------     -------------   ----------  ----------
                            Mexico         No         $50,000 Fixed       99%     Flextronics
                                                         Capital                  International
PARQUE DE TECNOLOGIA                                                                 Ltd.
ELECTRONICA, S.A. DE
C.V.
Carretara Base Aerea
Militar
5850
Zapopan, Jalisco 45100
Mexico

FLEXTRONICS                 Brazil         No                            100%     Flextronics
INTERNATIONAL                                                                     International
TECNOLOGIA LTDA                                                                      Ltd.
Al. Jurua, 548
Alphaville, Barueri
Sao Paulo, Brazil
06454-070

FLEXTRONICS DO BRASIL       Brazil         No                          99.90%         FIT
SERVICOS, LTDA
Av. das Nacoes Unidas,
12995, 18o. andar,
sala F, Sao Paulo,
Brazil, 04578-000

FLEXTRONICS                 Brazil         No           US 30,000        100%     Flextronics
INTERNATIONAL                                          authorized                 International
INDUSTRIAL, LTDA                                                                     Ltd.
FLEXTRONICS              Netherlands
INTERNATIONAL N.V.         Antilles
Landhuis Joonchi
Kaya Richard J. Beaujon
z/n
P.O. Box 837
Curacao, Netherlands
Antilles

UNITED STATES

FLEXTRONICS               California       Yes         999 shares        100%     Flextronics
INTERNATIONAL USA, INC.                                                           International
2090 Fortune Drive                                                                   Ltd.
San Jose, CA 95131
FLEXTRONICS               California       Yes                           100%     Flextronics
INTERNATIONAL             - 1500186                                               International
FREMONT, INC.                                                                      USA Inc.
47951 Westinghouse
  Drive
Fremont, CA 94539

FLEXTRONICS              California,       No                            100%     Flextronics
DISTRIBUTION, INC.           USA                                                  International
2241 Lundy Avenue                                                                    (USA)
San Jose, CA 95131                                                                 (FIUI-CA)

DTM PRODUCTS, INC.        Colorado,        No       1,000,000 Common     100%     Flextronics
6268 Monarch Park Place,     USA                      Stock$10,000                International
Niwot, CO  80503                                                                      USA

                                     4.01-6

                         JURISDICTION                  ISSUED AND                   DIRECT
                            OF          MATERIAL       OUTSTANDING    PERCENTAGE   OWNER OF
       SUBSIDIARY        ORGANIZATION  SUBSIDIARY     SHARE CAPITAL    OWNERSHIP    SHARES
      ----------         ------------  ----------     -------------   ----------  ----------

PROACTIVE CORPORATION      Florida         No                            100%     Flextronics
6421 Congress Ave.,                                                               International
Suite 114                                                                           Technologia, Ltda.

PLEASE CONFIRM:
QCOM SP. ZO. O.             Poland                     PLN 780,000       100%     Flextronics
                                                                                  International
ul.Rzeznicka 54/56                                                                  Taby AB

PL-80-822 Gdansk

Poland
QCOM AB                     Sweden                   141,943 shares      100%        F.L.
                                                                                    Tronics
Gribbylundsvagen 15                                   (total of SEK               Holdings AB
                                                       1,419,430)
Box 7314

SE-187 14 Taby, Sweden
QCOM FINANS AB              Sweden                     100 shares        100%     Flextronics
                                                                                  International
Gribbylundsvagen 15                                   (SEK 100,000)                 Taby AB

Box 7314

SE-187 14 Taby, Sweden
FLEXTRONICS                 Poland                  40 shares at PLN     100%        F.L.
INTERNATIONAL POLAND                                    100 each                    Tronics
SP. ZO. O.                                                                        Holdings AB

Tczew

Poland
VASTBRIGHT

CABLETRON

FLEXTRONICS
INTERNATIONAL IRELAND

FLEXTRONICS
INTERNATIONAL NEW

HAMPSHIRE
FLEXTRONICS

INTERNATIONAL HOLLAND BV
FLEXTRONICS HOLDING

GERMANY GMBH
FLEXTRONICS HOLDING

GERMANY AND CO K.G.
FLEXTRONICS

INTERNATIONAL DENMARK
APS
FLEISCHER-TRADING,
SERVICOS E

CONSULTADORIA LDA
FLEXTRONICS HOLDING GmBH


                                     4.01-7

                         JURISDICTION                  ISSUED AND                   DIRECT
                            OF          MATERIAL       OUTSTANDING    PERCENTAGE   OWNER OF
      SUBSIDIARY         ORGANIZATION  SUBSIDIARY     SHARE CAPITAL    OWNERSHIP    SHARES
      ----------         ------------  ----------     -------------   ----------  ----------

FLEXTRONICS TECHNOLOGY
GmBH


IN USA:
CBA
SUMMIT
EMC

                                     4.01-8

B.  After the Closing of the DII Acquisition:

To be completed by FII within 30 days of the Closing Date


                         JURISDICTION                  ISSUED AND                   DIRECT
                            OF          MATERIAL       OUTSTANDING    PERCENTAGE   OWNER OF
       SUBSIDIARY        ORGANIZATION  SUBSIDIARY     SHARE CAPITAL    OWNERSHIP    SHARES
      ----------         ------------  ----------     -------------   ----------  ----------

                                     4.01-9

                                    EXHIBIT A

                       NOTICE OF REVOLVING LOAN BORROWING

                                     [Date]

ABN AMRO Bank N.V.
   as Agent
Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
U.S.A.
Attn:  Linda Boardman

        1. Reference is made to that certain Credit Agreement, dated as of April 3, 2000 (the "Credit Agreement"), among Flextronics International USA, Inc. and The DII Group, Inc. (each a "Borrower" and collectively the "Borrowers"), the financial institutions listed in Schedule I to the Credit Agreement (the "Lenders") and ABN AMRO Bank N.V., as agent for Lenders (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

        2. Pursuant to Subparagraph 2.02(a) of the Credit Agreement, the undersigned Borrower hereby irrevocably requests a Revolving Loan Borrowing to be made upon the following terms:

               (a)    The requested Borrowing is to be under Facility [__];

               (b) The principal amount of such Borrowing are to be __________;

               (c)    Such Borrowing is to consist of [Base Rate] [LIBOR] Loans;

               (d) If such Borrowing is to consist of LIBOR Loans, the initial Interest Period for such Borrowing is to be __________ month[s]; and

               (e)    The date of such Borrowing is to be __________, ____.

        3. The undersigned Borrower hereby certifies to Lenders and Agent that, on the date of this Notice of Revolving Loan Borrowing and after giving effect to the requested Revolving Loan Borrowing:

               (a) The representations and warranties of Borrowers and their Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date); and

               (b)    No Default has occurred and is continuing.

        4. Please disburse the proceeds of the requested Revolving Loan Borrowing to___________________________________________________
               _______________________________________________________________.

        IN WITNESS WHEREOF, the undersigned Borrower has executed this Notice of Revolving Loan Borrowing on the date set forth above.

                                            [_________________________________]


                                            By:
                                               --------------------------------
                                               Name:
                                                    ----------------------------
                                                Title:
                                                      --------------------------

                                    EXHIBIT B

                          NOTICE OF TERM LOAN BORROWING

                                     [Date]

ABN AMRO Bank N.V.
  as Agent
Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
U.S.A.
Attn:  Linda Boardman

        1. Reference is made to that certain Credit Agreement, dated as of April 3, 2000 (the "Credit Agreement"), among Flextronics International USA, Inc. and The DII Group, Inc. (each a "Borrower" and collectively the "Borrowers"), the financial institutions listed in Schedule I to the Credit Agreement (the "Lenders") and ABN AMRO Bank N.V., as agent for Lenders (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

        2. Pursuant to Subparagraph 2.01(b) of the Credit Agreement, the undersigned Borrower[s] hereby irrevocably request[s] [a] Term Loan Borrowing[s] to be made on the Facility B Revolving Loan Maturity Date upon the following terms:

               (a) The principal amount of such Borrowing is to be $__________; and

               (b) Such Borrowing is to consist initially of the following Portion[s] [specify for each Portion the initial amount and Type and for each LIBOR Portion the initial Interest Period]:

                        Portion                Portion              Interest
                         Amount                  Type                Period
                        -------                --------            -----------
                       $________              __________           __ month[s]
                       $________              __________           __ month[s]
                       $________              __________           __ month[s]
                       $________              __________           __ month[s]



        3. The undersigned Borrower[s] hereby certif[ies][y] to Lenders and Agent that, on the date of this Notice of Term Loan Borrowing and after giving effect to the requested Term Loan Borrowing:

               (a) The representations and warranties of Borrowers and their Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date); and

               (b)    No Default has occurred and is continuing.

        4. Please disburse the proceeds of the requested Term Loan Borrowing first to Lenders in such amounts as may be necessary to repay the principal amount of all Revolving Loans outstanding on the Facility B Revolving Loan Maturity Date and the balance, if any, to______________________________________
______________________________________________________________________________.

        IN WITNESS WHEREOF, the undersigned Borrower[s] [has][have] executed this Notice of Term Loan Borrowing on the date set forth above.

                                            [_________________________________]


                                            By:
                                               ---------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                  EXHIBIT C(1)


                               REVOLVING LOAN NOTE



______________, ________                                        April __, 2000



        FOR VALUE RECEIVED, the undersigned ("Borrower"), hereby promises to pay to the order of ____________________, a ____________________ ("Lender"), the
aggregate outstanding principal balance of all Revolving Loans made by Lender to Borrower pursuant to the Credit Agreement referred to below (as amended from time to time, the "Credit Agreement"), on or before the Facility [A] [B] Revolving Loan Maturity Date specified in the Credit Agreement; and to pay interest on said sum, or such lesser amount, at the rates and on the dates provided in the Credit Agreement.

        Borrower shall make all payments hereunder, for the account of Lender's Applicable Lending Offices, to Agent as indicated in the Credit Agreement, in Dollars as required by the Credit Agreement and in same day or immediately available funds.

        Borrower hereby authorizes Lender to record on the schedule(s) annexed to this note the date and amount of each Revolving Loan, the Facility pursuant to which made, and the date and amount of each payment or prepayment of principal made by Borrower and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided, however, that the failure of Lender to make any such notation shall not affect Borrower's obligations hereunder.

        This note is one of the Revolving Loan Notes referred to in the Credit Agreement, dated as of April 3, 2000, among Borrower, [FIUI] [DII], Lender and the other lenders from time to time parties thereto (collectively, the "Lenders") and ABN AMRO, as agent for Lenders. This note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein. Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

        The transfer, sale or assignment of any rights under or interest in this note is subject to certain restrictions contained in the Credit Agreement, including Paragraph 8.05 thereof.

                                     C(1)-1

        Borrower shall pay all reasonable fees and expenses, including reasonable attorneys' fees, incurred by Lender in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. Borrower hereby waives notice of presentment, demand, protest or notice of any other kind. This note shall be governed by and construed in accordance with the laws of the State of California.

                                            [_____________]


                                            By:
                                               ---------------------------------
                                                Name:
                                                     ---------------------------
                                                   Title:
                                                         -----------------------



                                     C(1)-2

                         LOANS AND PAYMENTS OF PRINCIPAL

                                                           Amount of
                               Amount of                Principal Paid
         Date                     Loan                    or Prepaid
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

                                     C(1)-3

                                  EXHIBIT C(2)

                                 TERM LOAN NOTE



--------------, --------                                        ----------, ----



        FOR VALUE RECEIVED, the undersigned ("Borrower"), hereby promises to pay to the order of ____________________, a ____________________ ("Lender"), the
principal amount of the Term Loan made by Lender to Borrower pursuant to the Credit Agreement referred to below (as amended from time to time, the "Credit Agreement"), in a single installment on the Term Loan Maturity Date specified in the Credit Agreement; and to pay interest on said sum at the rates and on the dates provided in the Credit Agreement.

        Borrower shall make all payments hereunder, for the account of Lender's Applicable Lending Offices, to Agent as indicated in the Credit Agreement, in Dollars as required by the Credit Agreement and in same day or immediately available funds.

        This note is one of the Term Loan Notes referred to in the Credit Agreement, dated as of April 3, 2000, among Borrower, [FIUI] [DII], Lender and the other lenders from time to time parties thereto (collectively, the "Lenders") and ABN AMRO, as agent for Lenders. This note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein. Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

        The transfer, sale or assignment of any rights under or interest in this note is subject to certain restrictions contained in the Credit Agreement, including Paragraph 8.05 thereof.

                                     C(2)-1

        Borrower shall pay all reasonable fees and expenses, including reasonable attorneys' fees, incurred by Lender in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. Borrower hereby waives notice of presentment, demand, protest or notice of any other kind. This note shall be governed by and construed in accordance with the laws of the State of California.

                                            [_____________]


                                            By:
                                               ---------------------------------
                                                Name:
                                                     ---------------------------
                                                   Title:
                                                         -----------------------


                                     C(2)-2

                                    EXHIBIT D

                                    GUARANTY


        THIS GUARANTY, dated as of April 3, 2000, is executed by each of the undersigned (each such entity and each entity which hereafter executes and delivers a Subsidiary Joinder in substantially the form of Attachment 1 hereto to be referred to herein as a "Guarantor"), in favor of ABN AMRO BANK N.V., acting as agent (in such capacity, and each successor thereto in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, "Lenders").


                                    RECITALS

        A. Pursuant to a Credit Agreement dated as of April 3, 2000 (as amended from time to time, the "Credit Agreement"), among Flextronics International USA, Inc. and The DII Group, Inc. (each a "Borrower" and collectively, the "Borrowers"), Lenders and Agent, Lenders have agreed to extend certain credit facilities to Borrowers upon the terms and subject to the conditions set forth therein. Each Guarantor (other than FIL) is a direct or indirect Subsidiary of FIL and expects to derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

        B. Lenders' obligations to extend the credit facilities to Borrowers under the Credit Agreement are subject, among other conditions, to receipt by Agent of (1) this Guaranty, duly executed by each existing Eligible Material Subsidiary, and (2) Subsidiary Joinders, duly executed by each future Eligible Material Subsidiary.



                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees with Agent, for the ratable benefit of Lenders and Agent, as follows:


        1. DEFINITIONS AND INTERPRETATION.

               (a)Definitions. When used in this Guaranty, the following terms shall have the following respective meanings:

                      "Agent" shall have the meaning given to that term in the
               introductory paragraph hereof.

                      "Aggregate Guaranty Payments" shall mean, with respect to
               any Guarantor at any time, the aggregate net amount of all payments made by such Guarantor under this Guaranty (including, without limitation, under Paragraph 5 hereof) at or prior to such time.

                      "Alternative Currency" shall mean any currency (other than
               United States Dollars).

                       "Borrowers" shall have the meaning given to that term in
               the Recital A hereof.

                      "Credit Agreement" shall have the meaning given to that
               term in the Recital A hereof.

                      "Debtor Relief Proceeding" shall mean any suit, action,
               case or other proceeding commenced by, against or for any Borrower or its property seeking the dissolution, liquidation, reorganization, rearrangement or other relief of such Borrower or its debts under any applicable bankruptcy, insolvency or debtor relief law or other similar Governmental Rule now or hereafter in effect or seeking the appointment of a receiver, trustee, liquidator, custodian or other similar official for such Borrower or any substantial part of its property or any general assignment by any

                      Borrower for the benefit of its creditors, whether or not
               any such suit, action, case or other proceeding is voluntary or involuntary.

                      "Disallowed Post-Commencement Interest and Expenses" shall mean interest computed at the rate provided in the Credit Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of any of the Credit Documents accruing or claimed at any time after the commencement of any Debtor Relief Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against Borrowers in such Debtor Relief Proceeding.

                      "Dollar Equivalent" shall mean, as to any amount
               denominated in an Alternative Currency as of any date of determination, the amount of Dollars that would be required to purchase the amount of such Alternative Currency based upon the spot selling rate at which ABN AMRO's London office offers to sell such Alternative Currency for Dollars in the London foreign exchange market at approximately 11:00 a.m. London time on such date for delivery two (2) Business Days later.

                       "Fair Share" shall mean, with respect to any Guarantor at
               any time, an amount equal to (i) a fraction, the numerator which is the Maximum Guaranty Amount of such Guarantor and the denominator of which is the aggregate Maximum Guaranty Amounts of all Guarantors, multiplied by (ii) the aggregate amount paid by all Funding Guarantors under this Guaranty at or prior to such time.

                      "FMM Process Agent" shall have the meaning given to that
               term in Subparagraph 6(l)(iii) hereof.

                      "Fair Share Shortfall" shall mean, with respect to any
               Guarantor at any time, the amount, if any, by which the Fair Share of such Guarantor at such time exceeds the Aggregate Guaranty Payments of such Guarantor at such time.

                      "FIL" shall have the meaning given to that term in the
               Recital A hereof.

                      "Funding Guarantor" shall have the meaning given to that
               term in Paragraph 5 hereof.

                      "Guaranteed Obligations" shall mean and include, with
               respect to any Guarantor, all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by any Borrower (other than such Guarantor in its capacity as a Borrower if such Guarantor is a Borrower) to Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money) individual or joint and several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Credit Documents, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to any Borrower or payable by any Borrower thereunder.

                      "Guarantor" shall have the meaning given to that term in
               the introductory paragraph hereof.

                      "Lenders" shall have the meaning given to that term in the introductory paragraph hereof.

                      "Maximum Guaranty Amount" shall mean, with respect to any
               Guarantor at any time, (i) the full amount of the Guaranteed Obligations at such time or (ii) if any court of competent jurisdiction determines in any action to enforce this Guaranty that enforcement against such Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, then the maximum amount lawful and not subject to such avoidance.

                      "Mexican Guarantor" shall mean Flextronics Manufacturing
               Mex, S.A. de C.V. and its successors or assigns.

                      "Subordinated Obligations" shall have the meaning given to that term in Paragraph 4 hereof.

                      "Subsidiary Joinder" shall mean an instrument
               substantially in the form of Attachment 1 hereto.

                      "Taxes" shall have the meaning given to such term in
               Subparagraph 6(h).

        Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement.

               (b) Other Interpretive Provisions. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Each Guarantor acknowledges receipt of copies of the Credit Agreement and the other Credit Documents.

        2. GUARANTY.

               (a) Payment Guaranty. Each Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Debtor Relief Proceeding relating to any Borrower is commenced, each Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Agent, any and all of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Credit Documents, whether or not such obligations are then due and payable by any Guarantor and whether or not such obligations are modified, reduced or discharged in such Debtor Relief Proceeding. This Guaranty is a guaranty of payment and not of collection.

               (b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of Lenders to extend credit to all Borrowers have terminated and all of the Guaranteed Obligations have been fully paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Agent or any Lender, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

               (c) Joint, Several and Independent Obligations. The liability of each Guarantor hereunder is joint and several and is independent of the Guaranteed Obligations. A separate action or actions may be brought and prosecuted against each Guarantor for the full amount of the Guaranteed Obligations irrespective of whether action is brought against any Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations or whether any Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

               (d) Fraudulent Transfer Limitation. If, in any action to enforce this Guaranty, any court of competent jurisdiction determines that enforcement against any Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under
        Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, the liability of such Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to such avoidance.

               (e) Termination. Notwithstanding any termination of this Guaranty in accordance with Paragraph 3 hereof, this Guaranty shall continue to be in full force and effect and applicable to any Guaranteed

        Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Agent or any Lender after receipt.

        3. AUTHORIZATIONS, WAIVERS, ETC.

               (a) Authorizations. Each Guarantor authorizes Agent and Lenders, in their discretion, without notice to such Guarantor, irrespective of any change in the financial condition of any Borrower, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of such Guarantor hereunder, from time to time to:

                      (i) Create new Guaranteed Obligations and renew,
               compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the Credit Documents or change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

                      (ii) Take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

                      (iii) Otherwise exercise any right or remedy they may have against any Borrower, such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale;

                      (iv) Settle, compromise with, release or substitute any
               one or more makers, endorsers or guarantors of the Guaranteed Obligations; and

                      (v) Assign the Guaranteed Obligations, this Guaranty or
               the other Credit Documents in whole or in part to the extent provided in the Credit Agreement and the other Credit Documents.

               (b) Waivers.  Each Guarantor hereby waives:

                      (i) Any right to require Agent or any Lender to (A)
               proceed against any Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, (B) proceed against or exhaust any security received from any Borrower, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations or otherwise marshal the assets of any Borrower, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations or (C) pursue any other remedy in Agent's or any Lender's power whatsoever;

                      (ii) Any defense arising by reason of the application by
               any Borrower of the proceeds of any borrowing;

                      (iii) Any defense resulting from the absence, impairment
               or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against any Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Agent or any Lender to foreclose upon security by nonjudicial sale, or otherwise;

                      (iv) Any setoff or counterclaim of any Borrower or any
               defense which results from any disability or other defense of any Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of any Borrower (including, without limitation, the lack of validity or enforceability of any of the Credit Documents);

                      (v) Any defense based upon any law, rule or regulation
               which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

                      (vi) Until all obligations of Agent or any Lender to
               extend credit to all Borrowers have terminated and all of the Guaranteed Obligations have been fully paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Agent, Lenders or any other Person now has or may hereafter have against any Borrower on account of the Guaranteed Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by Agent, any Lender or any other Person on account of the Guaranteed Obligations;

                      (vii) All presentments, demands for performance, notices
               of non-performance, notices delivered under the Credit Documents, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale;

                      (viii) The benefit of any statute of limitations to the
               extent permitted by law;

                      (ix) Any appraisement, valuation, stay, extension,
               moratorium redemption or similar law or similar rights for marshalling;

                      (x) Any right to be informed by Agent or any Lender of the financial condition of any Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations;

                      (xi) Until all obligations of Agent or any Lender to
               extend credit to any Borrower have terminated and all of the Guaranteed Obligations have been fully paid, any right to revoke this Guaranty;

                      (xii) Any defense arising from an election for the
               application of Section 1111(b)(2) of the United States Bankruptcy Code which applies to the Guaranteed Obligations;

                      (xiii) Any defense based upon any borrowing or grant of a
               security interest under Section 364 of the United States Bankruptcy Code; and

                      (xiv) Any right it may have to a fair value hearing to
               determine the size of a deficiency judgment following any foreclosure on any security for the Guaranteed Obligations.

        Without limiting the scope of any of the foregoing provisions of this Paragraph 3, each Guarantor hereby further waives (A) all rights and defenses arising out of an election of remedies by Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against any Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise, (B) all rights and defenses such Guarantor may have by reason of protection afforded to any Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Guaranteed Obligations, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (C) all other rights and defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, Section 2899 or
        Section 3433 of the California Civil Code or Section 3605 of the California Commercial Code.

               (c) The Mexican Guarantor hereby expressly agrees that any rights or privileges that it might have under the laws of Mexico shall not be applicable to this Guaranty, including, but not limited to, any benefit of "orden," "excusion," "division," "quita," "novacion," "prorroga," "espera" or "modificacion," provided in Articles 2813, 2814, 2816, 2817, 2818, 2820, 2821, 2822, 2823, 2827, 2836,

        2840, 2842, 2844, 2845, 2846, 2847, 2848, and 2849 of the Civil Code of
        the Federal District of Mexico and the corresponding articles of the Civil Codes in all States of the United Mexican States ("Mexico"), which are not reproduced herein by express declaration that the contents of such articles are known to the Mexican Guarantor.

               (d) Financial Condition of Borrowers, Etc. Each Guarantor is fully aware of the financial condition and affairs of each Borrower. Each Guarantor has executed this Guaranty without reliance upon any representation, warranty, statement or information concerning Borrowers furnished to such Guarantor by Agent or any Lender and has, independently and without reliance on Agent or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of each Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations. Each Guarantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of each Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations and will, independently and without reliance upon Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Guaranty.

        4. SUBORDINATION. Each Guarantor hereby subordinates any and all debts, liabilities and obligations owed to such Guarantor by each Borrower (the "Subordinated Obligations") to the Guaranteed Obligations as provided in this Paragraph 4.

               (a) Prohibited Payments, Etc. Except during the continuance of a Default (including the commencement and continuation of any Debtor Relief Proceeding relating to either Borrower), each Guarantor may receive regularly scheduled payments from Borrowers on account of Subordinated Obligations. After the occurrence and during the continuance of any Default (including the commencement and continuation of any Debtor Relief Proceeding relating to either Borrower), however, unless Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

               (b) Prior Payment of Guaranteed Obligations. In any Debtor Relief Proceeding relating to either Borrower, each Guarantor agrees that Agent and Lenders shall be entitled to receive payment of all Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) before such Guarantor receives payment of any Subordinated Obligations.

               (c) Turn-Over. After the occurrence and during the continuance of any Default (including the commencement and continuation of any Debtor Relief Proceeding relating to either Borrower), each Guarantor shall, if Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for Agent and Lenders and deliver such payments to Agent on account of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

               (d) Agent Authorization. After the occurrence and during the continuance of any Default (including the commencement and continuation of any Debtor Relief Proceeding relating to any Borrower), Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to Agent for application to the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses).

        5. CONTRIBUTION AMONG GUARANTORS. Guarantors desire to allocate among themselves, in a fair and equitable manner, their rights of contribution from each other when any payment is made by any Guarantor under this Guaranty. Accordingly, if any payment is made by any Guarantor under this Guaranty (a "Funding Guarantor") that exceeds its Fair Share, the Funding Guarantor shall be entitled to a contribution from each other Guarantor in the amount of such other Guarantor's Fair Share Shortfall, so that all such contributions shall cause each Guarantor's Aggregate Guaranty Payments to equal its Fair Share. The amounts payable as contributions hereunder shall be determined by the Funding Guarantor as of the date on which the related payment or distribution is made by the Funding Guarantor, and such determination shall be binding on the other Guarantors absent manifest error. The allocation and right of contribution among Guarantors set forth in this Paragraph 5 shall not be construed to limit in any way the liability of any Guarantor under this Guaranty or the amount of the Guaranteed Obligations.

        6. MISCELLANEOUS.

               (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon any Guarantor or Agent under this Guaranty or the other Credit Documents shall be in writing and faxed, mailed or delivered, if to Agent, at its facsimile number or address set forth below, or, if to any Guarantor, at its facsimile number or address set forth below its signature below or in the respective Subsidiary Joinder for such Guarantor (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (i) when sent by any overnight courier service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first class postage prepaid and addressed through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and
        (iv) when faxed, upon confirmation of receipt.

               Agent:        ABN AMRO Bank N.V.
                             Syndications Group
                             1325 Avenue of the Americas, 9th Floor
                             New York, NY  10019
                             U.S.A.
                             Attn:  Linda Boardman
                             Tel. No: (212) 314-1724
                             Fax. No: (212) 314-1712

                             With a copy to:
                             ABN AMRO Bank N.V.
                             101 California Street, Suite 4550 San Francisco, CA 94111-5812 U.S.A.
                             Attn:  Mathew Harvey
                             Tel No: (415) 984-3733
                             Fax No: (415) 362-3524


               (b) Payments.

                      (i) Each Guarantor shall make all payments of the
               Guaranteed Obligations to Agent, or its order, at the office of Agent and at the times specified in the Credit Documents for the payment of such Guaranteed Obligations. Each Guarantor shall make all other payments hereunder at such office as Agent may designate. Each payment shall be made in same day or immediately available funds not later than 11:00 a.m.(local time of the office of Agent at which such payment is to be made) on the date due.

                      (ii) Each Guarantor shall make all payments of the
               Guaranteed Obligations hereunder in the currency in which such Guaranteed Obligations are required to be paid by either Borrower pursuant to the Credit Documents and shall make all other payments hereunder in Dollars; provided, however, that, if Agent shall request a Guarantor to pay any amount hereunder which would otherwise be payable in another currency in the lawful currency of the United States, such Guarantor shall pay to Agent the Dollar Equivalent of such amount.

                      (iii) If any sum due from any Guarantor under this
               Guaranty or any other Credit Document to which such Guarantor is a party or any order, judgment or award given or rendered in relation hereto or thereto has to be converted from the currency (the "first currency") in which the same is payable hereunder or thereunder into another currency (the "second currency") for the purpose of (A) making or filing a claim or proof against such Guarantor with any Governmental Authority, (B) obtaining an order or judgment in any court or other tribunal or (C) enforcing any order or judgment given or made in relation hereto, such Guarantor shall, to the fullest extent permitted by law, indemnify and hold harmless each of the Persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between (1) the rate of exchange used for such purpose to convert the amounts in question from the first currency into the second currency and (2) the rate or rates of exchange at which such Person may, using reasonable efforts in the ordinary course of business, purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. The foregoing indemnity shall constitute a separate obligation of each Guarantor distinct from its other obligations hereunder and shall survive the giving or making of any judgment or order in relation to all or any of such obligations.

                      (iv) If any amounts required to be paid by any Guarantor
               under this Guaranty or any order, judgment or award given or rendered in relation hereto remain unpaid after such amounts are due, such Guarantor shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to:

                             (1) In the case of amounts payable in Dollars, the
Base Rate plus two percent (2.00%), such rate to change from time to time as the Base Rate shall change.

                             (2) In the case of amounts payable in any other
currency, the Overnight Rate for such currency plus three percent (3.0%), such rate to change from time to time as the Overnight Rate shall change.

               (c) Expenses. Each Guarantor shall pay on demand (i) all reasonable and documented fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Guaranty and the preparation, execution and delivery of amendments and waivers hereunder and (ii) all reasonable and documented fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent and Lenders in connection with the enforcement or attempted enforcement of this Guaranty or any of the Guaranteed Obligations or in preserving any of Agent's or Lenders' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Guaranteed Obligations or any bankruptcy or similar proceeding involving Guarantor, any other Guarantor, any Borrower, or any of their affiliates).

               (d) Waivers; Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by each Guarantor and Agent. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. No failure or delay on Agent's or any Lender's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

               (e) Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of Agent, Lenders, Guarantors and their respective successors and assigns; provided, however, that no Guarantor may assign or transfer any of its rights and obligations under this Guaranty without the prior written consent of Agent and Lenders, and, provided, further, that Agent or any Lender may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. All references in this Guaranty to any Person shall be deemed to include all permitted successors and assigns of such Person.

               (f) Cumulative Rights, etc. The rights, powers and remedies of Agent and Lenders under this Guaranty shall be in addition to all rights, powers and remedies given to Agent and Lenders by virtue of any applicable law, rule or regulation of any Governmental Authority, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's or any Lender's rights hereunder. Each Guarantor waives any right to require Agent or any Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Lender's power.

               (g) Setoff; Security Interest.

                      (i) In addition to any rights and remedies of Lenders
               provided by law, each Lender shall have the right, with the prior consent of Agent but without prior notice to or consent of any Guarantor, any such notice and consent being expressly waived by each Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against the obligations of each Guarantor any amount owing from such Lender to such Guarantor. The aforesaid right of set-off may be exercised by such Lender against a Guarantor or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of such Guarantor or against anyone else claiming through or against such Guarantor or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off may not have been exercised by such Lender at any prior time. Each Lender agrees promptly to notify the applicable Guarantor after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                      (ii) As security for the obligations of each Guarantor
               hereunder, each Guarantor hereby grants to Agent and each Lender, for the benefit of all Lenders, a continuing security interest in any and all deposit accounts or moneys of such Guarantor now or hereafter maintained with such Lender. Each Lender shall have all of the rights of a secured party with respect to such security interest.

               (h) Payments Free of Taxes. All payments made by each Guarantor under this Guaranty shall be made free and clear of, and without deduction or withholding for or on account of, all present and future Non-Excluded Taxes. If any Non-Excluded Taxes are required to be withheld from any amounts payable to Agent or any Lender hereunder, the amounts so payable to Agent or such Lender shall be increased to the extent necessary to yield to Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Guaranty or the other Credit Documents, as applicable. Whenever any Non-Excluded Taxes are payable by any Guarantor, as promptly as possible thereafter, such Guarantor shall send to Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Guarantor showing payment thereof. If Guarantors fail to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fail to remit to Agent the required receipts or other required documentary evidence, Guarantors shall indemnify Agent and Lenders for any taxes (including interest or penalties) that may become payable by Agent or any Lender as a result of any such failure. The obligations of Guarantors under this Subparagraph 6(h) shall survive the payment and performance of the Guaranteed Obligations and the termination of this Guaranty. Nothing contained in this Subparagraph 6(h) shall require Agent or any Lender to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

               (i) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

               (j) Jury Trial. EACH OF GUARANTORS, LENDERS AND AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT

               TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

               (k) Counterparts. This Guaranty may be executed in any number of identical counterparts, any set of which signed by all the Guarantors shall be deemed to constitute a complete, executed original for all purposes.

               (l) Governing Law, Consent to Jurisdiction, Etc.

                      (i) This Guaranty shall be governed by and construed in
               accordance with the laws of the State of California, except for the purposes of any suit or legal action brought in Mexico in which case it shall be governed by the laws of Mexico.

                      (ii) Each Guarantor irrevocably submits to the
               non-exclusive jurisdiction of the courts of the State of California and the courts of the United States of America located in the Northern District of California and, in respect of the Mexican Guarantor, the Mexican Guarantor and the Agent, on behalf of Lenders, also irrevocably submit to the jurisdictions of the courts of the Federal District of Mexico, Mexico, and agrees that any legal action, suit or proceeding arising out of or relating to this Guaranty or any of the other Credit Documents may be brought against such party in any such courts. Final judgment against a Guarantor in any such action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the judgment, or in any other manner provided by law. Nothing in this Subparagraph 6(l) shall affect the right of Agent or any Lender to commence legal proceedings or otherwise sue any Guarantor in any other appropriate jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other papers upon any Guarantor in any manner authorized by the laws of any such jurisdiction. Subject to and except as otherwise provided in paragraph (iii) below in respect of the Mexican Guarantor, each Guarantor agrees that process served either personally or by registered mail shall, to the extent permitted by law, constitutes adequate service of process in any such suit. Without limiting the foregoing, each Guarantor hereby appoints, in the case of any such action or proceeding brought in the courts of or in the State of California, CT Corporation, with offices on the date hereof at 818 West Seventh Street, Los Angeles, California 90017, to receive for it and on its behalf, service of process in the State of California with respect thereto, provided each Guarantor may appoint any other person, reasonably acceptable to Agent, with offices in the State of California to replace such agent for service of process upon delivery to Agent of a reasonably acceptable agreement of such new agent agreeing so to act. Each Guarantor irrevocably waives to the fullest extent permitted by applicable law (A) any objection which it may have now or in the future to the laying of the venue of any such action, suit or proceeding in any court referred to in the first sentence above; (B) any claim that any such action, suit or proceeding has been brought in an inconvenient forum; (C) its right of removal of any matter commenced by any other party in the courts of the State of California to any court of the United States of America; (D) any immunity which it or its assets may have in respect of its obligations under this Agreement or any other Credit Document from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process; and (E) any right it may have to require the moving party in any suit, action or proceeding brought in any of the courts referred to above arising out of or in connection with this Agreement or any other Credit Document to post security for the costs of any Guarantor or to post a bond or to take similar action.

                      (iii) The Mexican Guarantor hereby irrevocably appoints CT
               Corporation, Los Angeles Agency, (the "FMM Process Agent"), with an office on the date hereof in 818 West Seventh Street, Los Angeles, California 90017, in the case of any action, suit or proceeding arising out of or relating to this Guaranty or any of the other Credit Documents brought in the courts of or in the State of California, as its agent to receive for it and on its behalf service of process in the State of California with respect thereto. Such service may be made by mailing or delivering a copy of such process to the Mexican Guarantor in care of the FMM Process Agent at the FMM Process Agent's above address, and the Guarantor hereby irrevocably authorizes and directs the

               FMM Process Agent to accept such service on its behalf; provided, that for any notice or service of process to be effective under Mexican law, such notice or service of process shall be deemed to have been given or made when delivered either (i) personally, return receipt requested, (ii) by courier delivery or certified mail, return receipt requested, or (iii) by facsimile followed by personal or courier delivery, return receipt requested. The Mexican Guarantor agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. For purposes of perfecting the appointment of the FMM Process Agent under the applicable laws of Mexico, the Mexican Guarantor agrees to execute and deliver the power of attorney attached hereto as Attachment 2, formalized before a notary public in Mexico and duly recorded at the Public Registry of Commerce (Registro Publico de Comercio) of the corporate domicile of the Mexican Guarantor, and to execute and deliver any and all other documents (including Mexican notarial deeds) as may be required by the Agent in its sole discretion.

                       [The first signature page follows.]

               IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed as of the day and year first above written.

                                FLEXTRONICS INTERNATIONAL LTD., acting
                                through its Hong Kong branch


                                By:
                                   --------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                Address:
                                Room 908, Dominion Center
                                43-59 Queens Road East
                                Wanchai, Hong Kong
                                Attn: Chief Financial Officer

                                Telephone: (___) ___-____
                                Facsimile: (408) 428-1300

                                With a copy to:


                                2090 Fortune Drive
                                San Jose, CA, 95131
                                U.S.A.
                                Attn: Treasurer

                                Telephone: (___) ___-____
                                Facsimile: (408) 428-1300



                                FLEXTRONICS INTERNATIONAL LATIN AMERICA (L)
                                LTD.


                                By:
                                   --------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                Address:
                                Level 10, Wisma Oceanic
                                Jalan OKK Awang Besar
                                Labuan, F.T.
                                Malaysia
                                Attn: ___________________
                                Telephone: (___) ___-____
                                Facsimile: (___) ___-____



                                FLEX INTERNATIONAL MARKETING (L) LTD.

                                               By:
                                                  -----------------------------
                                                     Name:
                                                          ---------------------
                                                     Title:
                                                           --------------------

                                               Address:
                                               Level 10, Wisma Oceanic
                                               Jalan OKK Awang Besar
                                               Labuan, F.T.
                                               Malaysia
                                               Attn: ___________________
                                               Telephone: (___) ___-____
                                               Facsimile: (___) ___-____



                                               FLEXTRONICS MANUFACTURING MEX,
                                               S.A. DE C.V.


                                               By:
                                                  -----------------------------
                                                     Name:
                                                          ---------------------
                                                     Title:
                                                           --------------------

                                               Address:
                                               Carretara Base Aerea Militar 5850
                                               Zapopan, Jalisco 4500
                                               Mexico
                                               Attn: ___________________
                                               Telephone: (___) ___-____
                                               Facsimile: (___) ___-____



                                               FLEXTRONICS SINGAPORE PTE LTD.


                                               By:
                                                  -----------------------------
                                                     Name:
                                                          ---------------------
                                                     Title:
                                                           --------------------

                                               Address:
                                               36 Robinson Road
                                               #18-01 City House
                                               Singapore  068877
                                               Attn: ___________________
                                               Telephone: (___) ___-____
                                               Facsimile: (___) ___-____

                                               FLEXTRONICS HOLDINGS UK LIMITED

                                               By:
                                                  -----------------------------
                                                     Name:
                                                          ---------------------
                                                     Title:
                                                           --------------------

                                               Address:
                                               50 Stratton Street
                                               London  W1X 6NX
                                               England
                                               Attn: ___________________
                                               Telephone: (___) ___-____
                                               Facsimile: (___) ___-____

                                               FLEXTRONICS INTERNATIONAL USA,
                                               INC.



                                               By:
                                                  -----------------------------
                                                     Name:
                                                          ---------------------
                                                     Title:
                                                           --------------------

                                               Address:
                                               2090 Fortune Drive
                                               San Jose, California 95131
                                               U.S.A.
                                               Attn: Treasurer
                                               Telephone: (___) ___-____
                                               Facsimile: (___) ___-____


                                               DOVATRON INTERNATIONAL, INC.


                                               By:
                                                  -----------------------------
                                                     Name:
                                                          ---------------------
                                                     Title:
                                                           --------------------

                                               Address:



                                               Attn: ___________________
                                               Telephone: (___) ___-____
                                               Facsimile: (___) ___-____

                                  ATTACHMENT 1

                               SUBSIDIARY JOINDER

               THIS SUBSIDIARY JOINDER (this "Agreement"), dated as of ____________, ____, is executed by [NEW ELIGIBLE MATERIAL SUBSIDIARY], a
_________ [corporation] [partnership] [etc.] ("New Subsidiary") in favor of ABN AMRO BANK N.V., acting as agent (in such capacity, and each successor thereto in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Lenders").

                                    RECITALS

               A. Pursuant to a Credit Agreement dated as of April 3, 2000 (as amended from time to time, the "Credit Agreement"), among Flextronics International USA, Inc. ("FIUI") and The DII Group, Inc. ("DII", and together with FIUI, each a "Borrower" and collectively the "Borrowers"), Lenders and Agent, Lenders have agreed to extend certain credit facilities to Borrowers upon the terms and subject to the conditions set forth therein.

               B. Lenders' obligations to extend the credit facilities to Borrowers under the Credit Agreement are subject, among other conditions, to receipt by Agent of (1) a Guaranty, dated as of April 3, 2000, duly executed by each existing Eligible Material Subsidiary and any other Subsidiary designated as a Guarantor from time to time, and (2) Subsidiary Joinders, duly executed by each future Eligible Material Subsidiary.

               C. New Subsidiary is a new Eligible Material Subsidiary and expects to derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, New Subsidiary hereby agrees with Agent, for the ratable benefit of Lenders and Agent, as follows:

               1. DEFINITIONS AND INTERPRETATION. Unless otherwise defined herein, all capitalized terms used herein and defined in the Guaranty shall have the respective meanings given to those terms in the Guaranty. New Subsidiary acknowledges receipt of copies of the Guaranty, the Credit Agreement and the other Credit Documents.

               2. REPRESENTATIONS AND WARRANTIES. On and as of the date of this Agreement (the "Effective Date") and for the ratable benefit of the Agent and Lenders, New Subsidiary hereby makes each of the representations and warranties made by each Guarantor in the Guaranty.

               3. AGREEMENT TO BE BOUND. New Subsidiary agrees that, on and as of the Effective Date, it shall become a Guarantor under the Guaranty and shall be bound by all the provisions of the Guaranty to the same extent as if New Subsidiary had executed the Guaranty on the Closing Date.

               4. WAIVER. Without limiting the generality of the waivers in the Guaranty, New Subsidiary specifically agrees to be bound by the Guaranty and waives any right to notice of acceptance of its execution of this Agreement and of its agreement to be bound by the Guaranty.

               5. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

                                     (1)-1

               IN WITNESS WHEREOF, New Subsidiary has caused this Agreement to be executed by its duly authorized officer.

                                          [NEW SUBSIDIARY]


                                          By:
                                             -----------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                          Address:
                                          [_________________________]
                                          [_________________________]
                                          [_________________________]
                                          Attn: [___________________]
                                          Telephone: [(___) ___-____]
                                          Facsimile: [(___) ___-____]



                                     (1)-2

                                  ATTACHMENT 2

                                                    To be executed and delivered
                                           by the Guarantor in the presence of,
                                                         and to be certified by,
                                                        a Mexican Notary Public


FORM OF SPECIAL IRREVOCABLE POWER OF ATTORNEY

               [__________________], S.A. DE C.V. (the "Grantor"), a sociedad anonima de capital variable duly incorporated and validly existing under the laws of the United Mexican States ("Mexico"), hereby grants an irrevocable power of attorney for litigation and collections in favor of [____________________] (the "Attorney-In-Fact"), in terms of the first paragraph of article 2554 of the Civil Code for the Federal District of Mexico and the corresponding articles of the Civil Codes of all States of Mexico. This power of attorney is limited in its scope but is as broad as necessary and may be exercised in any jurisdiction, so that the Attorney-In-Fact, in the name and on behalf of the Grantor, receives any and all notices and service of process of any nature in connection with any suits, actions, proceedings and judgments of all kinds, including, without limitation, judicial, administrative or arbitration proceedings in any way relating to the Guaranty Agreement (the "Guaranty Agreement") dated [___________], 2000 entered into by and among the Grantor, the other Guarantors, the Lenders party thereto and ABN AMRO Bank N.V. as agent. The Grantor hereby appoints as its domicile to receive any notices relating thereto, [_______________] United States of America, or any other domicile of the Attorney-In-Fact notified to the Grantor. This Power of Attorney is granted in satisfaction of a condition set forth in the Guaranty Agreement, and it is therefore irrevocable, in accordance with article 2596 of the Civil Code for the Federal District of Mexico and the corresponding Articles of the Civil Code of all States of Mexico.




                                     (2)-1

                                  ATTACHMENT 2

                                                   To be executed and delivered
                                            by the Guarantor in the presence of,
                                                         and to be certified by,
                                                         a Mexican Notary Public


FORM SPECIAL IRREVOCABLE POWER OF ATTORNEY

"NUMERO
LIBRO
FOLIO

               En la Ciudad de [_________] a los [____________] dias de mes de [___________] de mil novecientos noventa y nueve, yo, el Licenciado [__________________________], titular de la Notaria numero [____________] del
[_______________], hago constar el PODER ESPECIAL IRREVOCABLE, que se consigna al tenor de la siguiente:

                                 CLAUSULA UNICA

Por medio del presente instrumento, la sociedad denominada [__________________], SOCIEDAD ANONIMA DE CAPITAL VARIABLE (la "Otorgante"), representada como ha quedado dicho, otorga en favor de la sociedad denominada [_______________], un poder especial irrevocable para pleitos y cobranzas, en los terminos de primer parrafo del Articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y correlativos de los Estados de la Republica, que es limitado en cuanto a su objeto, pero tan amplio como sea necesario, para ser ejercido en cualquier jurisdiccion y a efecto de que, en nombre y representacion de la Otorgante, reciba toda clase de notificaciones y emplazamientos de cualquier naturaleza en relacion con cualquier demanda, accion, procedimiento o juicio, incluyendo sin limitacion alguna procedimientos judiciales, administrativos o arbitrales, derivados del Contrato de Garantia (Guaranty Agreement; el "Contrato de Garantia") de fecha [___] de [_______] de 2000, celebrado entre la Otorgante, las acreditantes (Lenders) ahi descritas y ABN AMRO Bank N.V. como agente administrativo. La Otorgante senala como domicilio convencional para recibir cualesquiera de las notificaciones o emplazamientos antes citados el ubicado en [___________________________], Estados Unidos de America, o cualquier otro domicilio que en el futuro designe [__________________________]. El presente poder es irrevocable, en virtud de que se otorga en cumplimiento de una condicion prevista en el Contrato de Garantia en terminos del Articule 2596 del Codigo Civil para el Distrito Federal y correlativos de los Estados de la Republica.



                                     D(1)-1

                                    EXHIBIT E

                                PLEDGE AGREEMENT



        THIS PLEDGE AGREEMENT, dated as of [ ], is executed by [____________________], a [________] ("Pledgor"), in favor of ABN AMRO BANK
N.V., acting as agent (in such capacity and each successor thereto acting in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, "Lenders").


                                    RECITALS

        A. Pursuant to a Credit Agreement, dated as of April 3, 2000 (as amended from time to time, the "Credit Agreement"), among Flextronics International USA, Inc. ("FIUI") and The DII Group, Inc. ("DII", and together with FIUI, each a "Borrower" and collectively the "Borrowers"), Lenders and Agent, Lenders have agreed to extend certain credit facilities to Borrowers upon the terms and subject to the conditions set forth therein.

        B. Lenders' obligations to extend the credit facilities to Borrowers under the Credit Agreement are subject, among other conditions, to receipt by Agent of this Agreement, duly executed by Pledgor.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Agent, for the ratable benefit of Lenders and Agent, as follows:


        1. DEFINITIONS AND INTERPRETATION.

               (a) Definitions. When used in this Agreement, the following terms shall have the following respective meanings:

                      "Agent" shall have the meaning given to that term in the
               introductory paragraph hereof.

                      "Collateral" shall have the meaning given to that term in
               Paragraph 2 hereof.

                      "Credit Agreement" shall have the meaning given to that
               term in Recital A hereof.

                      "Equity Securities" of any Person shall mean (a) all
               common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

                      "Lenders" shall have the meaning given to that term in the introductory paragraph hereof.

                      "Pledged Shares" shall mean collectively the Equity
               Securities pledged to Agent pursuant to Paragraph 2 hereof.

                      "Pledgor" shall have the meaning given to that term in the introductory paragraph hereof.

                      "Secured Obligations" shall mean and include all loans,
               advances, debts, liabilities, and obligations, howsoever arising, owed by Pledgor to Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money) individual or joint and several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Credit Documents, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Pledgor or payable by Pledgor thereunder.

                      "Subsidiary" of any Person shall mean (a) any corporation
               of which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries, (b) any partnership, joint venture, limited liability company or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries or (c) any other Person included in the Financial Statements of such Person on a consolidated basis.

                      "UCC" shall mean the Uniform Commercial Code as in effect
               in the State of California from time to time.

        Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

               (b) Other Interpretive Provisions. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Agreement, apply to this Agreement and are hereby incorporated by reference.


        2. PLEDGE. As security for the Secured Obligations, Pledgor hereby pledges and assigns to Agent (for the ratable benefit of Lenders and Agent) and grants to Agent (for the ratable benefit of Lenders and Agent) a security interest in all right, title and interest of Pledgor in and to the property described in subparagraphs (a) - (d) below, whether now owned or hereafter acquired (collectively and severally, the "Collateral"):

               (a) All of the Equity Securities described in Attachment 1 hereto, whether certificated or uncertificated;

               (b) All dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any of the property described in subparagraph (a) above; and

               (c) All proceeds of the foregoing.


        3. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Lenders and Agent as follows:

               (a) Pledgor is the record legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Pledgor acquires rights in the Collateral, will be the record legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Pledgor acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral.

               (b) Agent has (or in the case of after-acquired Collateral, at the time Pledgor acquires rights therein, will have) a first priority perfected security interest in the Collateral.

               (c) All Pledged Shares have been (or in the case of after-acquired Pledged Shares, at the time Pledgor acquires rights therein, will have been) duly authorized, validly issued and fully paid and are (or in the case of after-acquired Pledged Shares, at the time Pledgor acquires rights therein, will be) non-assessable.

               (d) Pledgor has delivered to Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all Pledged Shares, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same.

               (e) Set forth in Attachment 1 hereto is a true, complete and accurate list, as of the date of this Agreement, of all Equity Securities of Ineligible Material Subsidiaries owned directly by Pledgor.


        4. COVENANTS.  Pledgor hereby agrees as follows:

               (a) Pledgor, at Pledgor's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Agent may request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Agent therein and the first priority of such Lien or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Pledgor shall (i) procure, execute and deliver to Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Agent, (ii) deliver to Agent promptly upon receipt the originals of all Pledged Shares, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same and
        (iii) cause the Lien of Agent to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Agent.

               (b) Pledgor shall pay promptly when due all taxes and other Governmental Charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

               (c) Pledgor shall appear in and defend any action or proceeding which may affect its title to or Agent's interest in the Collateral.

               (d) Pledgor shall not surrender or lose possession of (other than to Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Credit Agreement, and, notwithstanding any provision of the Credit Agreement, Pledgor shall keep the Collateral free of all Liens.


        5. VOTING RIGHTS AND DIVIDENDS PRIOR TO DEFAULT. Unless an Event of Default has occurred and is continuing:

               (a) Pledgor may exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof; provided, however, that Pledgor shall not exercise or refrain from exercising any such rights where the consequence of such action or inaction would be (i) to impair any Collateral, the Lien granted to Agent therein, the first priority of such Lien or Agent's rights and remedies hereunder with respect to any Collateral or (ii) otherwise inconsistent with the terms of this Agreement and the other Credit Documents.

        (b) Pledgor may receive and retain all dividends and interest paid in cash in respect of the Pledged Shares, except for any such dividends and interest paid in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus. Pledgor shall promptly deliver to Agent to hold as Collateral all dividends and interest which Pledgor is not entitled to receive and retain pursuant to the preceding sentence, in the same form as so received (with any necessary endorsement), and, until so delivered, shall hold such dividends and interest in trust for the benefit of Agent, segregated from the other property or funds of Pledgor.


        6. AUTHORIZED ACTION BY AGENT. Pledgor hereby irrevocably appoints Agent as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to Pledgor or any third party for failure so to do) any act which Pledgor is obligated by this Agreement to perform, and to exercise such rights and powers as Pledgor might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Pledgor relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Agent may exercise such powers only after the occurrence and during the continuance of an Event of Default. Pledgor agrees to reimburse Agent upon demand for all reasonable and documented costs and expenses, including reasonable and documented attorneys' fees, Agent may incur while acting as Pledgor's attorney-in-fact hereunder, all of which costs and expenses are included in the Secured Obligations. Pledgor agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Secured Obligations or with respect to the Collateral.


        7. EVENTS OF DEFAULT.

               (a) Event of Default. Pledgor shall be deemed in default under this Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Credit Agreement.

               (b) Voting Rights and Dividends. Upon the occurrence and during the continuance of an Event of Default:

                      (i) All rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subparagraph 5(a) hereof and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to subparagraph 5(a) hereof shall cease and all such rights shall thereupon become vested in Agent which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments.

                      (ii) Pledgor shall promptly deliver to Agent to hold as
               Collateral all dividends and interest received by Pledgor after the occurrence and during the continuance of any Event of Default, in the same form as so received (with any necessary endorsement), and, until so delivered, shall hold such dividends and interest in trust for the benefit of Agent, segregated from the other property or funds of Pledgor.

        (c) Other Rights and Remedies. In addition to all other rights and remedies granted to Agent by this Agreement, the Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (i) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Agreement; (ii) notify any or all issuers of or transfer or paying agents for the Collateral or any applicable clearing corporation, financial intermediary or other Person to register the Collateral in the name of Agent or its nominee and/or to pay all dividends, interest and other amounts payable in respect of the Collateral directly to Agent; (iii) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Agent may determine; and (iv) require Pledgor to assemble all records and information relating to the Collateral and make it available to Agent at a place to be designated by Agent. In any case where notice of any sale or disposition of any Collateral is required, Pledgor hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

               (d) Securities Laws.

                      (i) Pledgor acknowledges and recognizes that Agent may be
               unable to effect a public sale of all or a part of the Pledged Shares and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Shares for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Agent than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Agent has no obligation to delay sale of any Pledged Shares to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as amended, or under any state securities law.

                      (ii) Upon the occurrence and during the continuance of an
               Event of Default and at Agent's request, Pledgor shall, and shall cause all issuers of Collateral and all officers and directors thereof and all other necessary Persons to, execute and deliver all documents, instruments and agreements and perform all other acts necessary or, in the opinion of Agent, advisable to sell the Collateral in any public or private sale, including any acts requested by Agent to (A) register any Collateral under the Securities Act of 1933, (B) qualify any Collateral under any state securities or "Blue Sky" laws or (C) otherwise permit any such sale to be made in full compliance with all applicable Governmental Rules.


        8. MISCELLANEOUS.

               (a) Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Pledgor or Agent under this Agreement shall be given as provided in Paragraph 8.01 of the Credit Agreement.

               (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Credit Agreement. No failure or delay by Agent or any Lender in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

               (c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Agent, Lenders, Pledgor and their respective successors and assigns; provided, however, that Pledgor may not assign or transfer any of its rights and obligations under this Agreement without the prior written consent of Agent and Lenders, and, provided, further, that Agent or any Lender may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. All references in this Agreement to any Person shall be deemed to include all permitted successors and assigns of such Person.

               (d) Cumulative Rights, etc. The rights, powers and remedies of Agent and Lenders under this Agreement shall be in addition to all rights, powers and remedies given to Agent and Lenders by virtue of any applicable law, rule or regulation of any Governmental Authority, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's or any Lender's rights hereunder.

               Pledgor waives any right to require Agent or any Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Lender's power.

               (e) Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

               (f) Governing Law.

                      (i) This Agreement shall be governed by and construed in
               accordance with the laws of the State of California without reference to conflicts of laws rules (except to the extent otherwise provided in the UCC).

                      (ii) The Pledgor agrees that for the exclusive benefit of
               the Agent, the Documentation Agent, the Managing Agents, the Co-Agent and the Lenders, any suit, action or proceeding by the Agent, the Documentation Agent, the Managing Agents, the Co-Agent and the Lenders arising our of or in connection with this Agreement may be brought by the Agent, the Documentation Agent, the Managing Agents, the Co-Agent or the Lenders in any competent court of the State of California or any federal court of the United States of America sitting in the State of California, and the Pledgor submits to the non-exclusive jurisdiction of each such court. The Pledgor further agrees, for the non-exclusive benefit of the Agent, the Documentation Agent, the Managing Agents, the Co-Agent and the Lenders, that nothing contained in this paragraph (f) shall limit the right of the Agent, the Documentation Agent, the Managing Agents, the Co-Agent or the Lenders to take suit, action or proceedings against Pledgor in any other competent jurisdiction. Pledgor irrevocably waives any right it may have to the trial by jury of such proceedings in any such court.

                          [The signature page follows.]

        IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed as of the day and year first above written.

                                            [____________________]



                                            By:
                                               ---------------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                                  ATTACHMENT 1
                               TO PLEDGE AGREEMENT

                                 PLEDGED SHARES





                                               Classes of      Voting       Issued and    Shares Owned         Shares
                             Jurisdiction       Equity           Or        Outstanding         by            Pledged to
       Subsidiary          Of Organization     Securities    Non-Voting       Shares         Pledgor           Agent
       ----------          ---------------     ----------    ----------    -----------    ------------       ----------




                               E(1)-1

                                    EXHIBIT F


                              ASSIGNMENT AGREEMENT



        THIS ASSIGNMENT AGREEMENT, dated as of the date set forth at the top of Attachment 1 hereto, by and among:

               (1) The bank designated under item A of Attachment 1 hereto as the Assignor Lender ("Assignor Lender"); and

               (2) Each bank designated under item B of Attachment 1 hereto as an Assignee Lender (individually, an "Assignee Lender").

                                    RECITALS

        A. Assignor Lender is one of the Lenders which is a party to the Credit Agreement dated as of April 3, 2000, among Flextronics International USA, Inc. ("FIUI") and The DII Group, Inc. ("DII", and together with FIUI, each a "Borrower" and collectively the "Borrowers"), Assignor Lender and the other financial institutions parties thereto (collectively, the "Lenders") and ABN AMRO Bank N.V., as agent for Lenders (in such capacity, "Agent"). (Such credit agreement, as amended, supplemented or otherwise modified in accordance with its terms from time to time to be referred to herein as the "Credit Agreement").

        B. Assignor Lender wishes to sell, and Assignee Lender wishes to purchase, all or a portion of Assignor Lender's rights under the Credit Agreement pursuant to Subparagraph 8.05(c) of the Credit Agreement.

                                    AGREEMENT

        Now, therefore, the parties hereto hereby agree as follows:

        1. Definitions. Except as otherwise defined in this Assignment Agreement, all capitalized terms used herein and defined in the Credit Agreement have the respective meanings given to those terms in the Credit Agreement.

        2. Sale and Assignment. Subject to the terms and conditions of this Assignment Agreement, Assignor Lender hereby agrees to sell, assign and delegate to each Assignee Lender and each Assignee Lender hereby agrees to purchase, accept and assume the rights, obligations and duties of a Lender under the Credit Agreement and the other Credit Documents with Commitments or Loans equal to the respective amounts set forth under the caption "Commitments or Loans Assigned" opposite such Assignee Lender's name on Attachment 1 hereto. Such sale, assignment and delegation shall become effective on the date designated in Attachment 1 hereto (the "Assignment Effective Date"), which date shall be, unless Agent shall otherwise consent, at least five (5) Business Days after the date following the date counterparts of this Assignment Agreement are delivered to Agent in accordance with Paragraph 3 hereof.

        3. Assignment Effective Notice. Upon (a) receipt by Agent of five (5) counterparts of this Assignment Agreement (to each of which is attached a fully completed Attachment 1), each of which has been executed by Assignor Lender and each Assignee Lender (and, to the extent required by Subparagraph 8.05(c) of the Credit Agreement, by Borrowers and Agent) and (b) payment to Agent of the registration and processing fee specified in Subparagraph 8.05(e) of the Credit Agreement by Assignor Lender, Agent will transmit to Borrowers, Assignor Lender and each Assignee Lender an Assignment Effective Notice substantially in the form of Attachment 2 hereto, fully completed (an "Assignment Effective Notice").

        4. Assignment Effective Date. At or before 12:00 noon (California time) on the Assignment Effective Date, each Assignee Lender shall pay to Assignor Lender, in immediately available or same day funds, an amount equal to the purchase price, as agreed between Assignor Lender and such Assignee Lender (the "Purchase Price"), for each portion of a Commitment or Loan purchased by such Assignee Lender hereunder. Effective upon receipt by Assignor Lender of each Purchase Price payable by each Assignee Lender, the sale, assignment and delegation to such Assignee Lender of such Commitments or Loans as described in Paragraph 2 hereof shall become effective.

        5. Payments After the Assignment Effective Date. Assignor Lender and each Assignee Lender hereby agree that Agent shall, and hereby authorize and direct Agent to, allocate amounts payable under the Credit Agreement and the other Credit Documents as follows:

               (a) All principal payments made after the Assignment Effective Date with respect to each portion of a Loan assigned to an Assignee Lender pursuant to this Assignment Agreement shall be payable to such Assignee Lender.

               (b) All interest, fees and other amounts accrued after the Assignment Effective Date with respect to each portion of a Loan assigned to an Assignee Lender pursuant to this Assignment Agreement shall be payable to such Assignee Lender.

Assignor Lender and each Assignee Lender shall make any separate arrangements between themselves which they deem appropriate with respect to payments between them of amounts paid under the Credit Documents on account of the Commitments or Loans assigned to such Assignee Lender, and neither Agent nor Borrowers shall have any responsibility to effect or carry out such separate arrangements.

        [6. Delivery of Notes. On or prior to the Assignment Effective Date, Assignor Lender will deliver to Agent the Notes payable to Assignor Lender. On or prior to the Assignment Effective Date, Borrowers will deliver to Agent new Notes for each Assignee Lender and Assignor Lender, in each case in principal amounts reflecting, in accordance with the Credit Agreement, their respective Commitments (as adjusted pursuant to this Assignment Agreement). As provided in Subparagraph 8.05(c) of the Credit Agreement, each such new Note shall be dated the Closing Date. Promptly after the Assignment Effective Date, Agent will send to each of Assignor Lender and the Assignee Lenders its new Notes and will send to Borrowers the superseded Notes payable to Assignor Lender, marked "Replaced."]

        7. Delivery of Copies of Credit Documents. [Concurrently with the execution and delivery hereof, Assignor Lender will provide to each Assignee Lender (if it is not already a Lender party to the Credit Agreement) conformed copies of all documents delivered to Assignor Lender on or prior to the Closing Date in satisfaction of the conditions precedent set forth in the Credit Agreement.]

        8. Further Assurances. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

        9. Further Representations, Warranties and Covenants. Assignor Lender and each Assignee Lender further represent and warrant to and covenant with each other, Agent and Lenders as follows:

               (a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Assignor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents furnished or the Collateral or any security interest therein.

               (b) Assignor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or any of their oblations under the Credit Agreement or any other Credit Documents.

               (c) Each Assignee Lender confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement.

               (d) Each Assignee Lender will, independently and without reliance upon Agent, Assignor Lender or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents.

               (e) Each Assignee Lender appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as Agent is authorized to exercise by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section VII of the Credit Agreement.

               (f) Each Assignee Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

               (g) Attachment 1 hereto sets forth administrative information with respect to each Assignee Lender.

        10. Effect of this Assignment Agreement. On and after the Assignment Effective Date, (a) each Assignee Lender shall be a Lender with Commitments or Loans as set forth under the caption "Commitments or Loans After Assignment" opposite such Assignee Lender's name on Attachment 1 hereto and shall have the rights, duties and obligations of such a Lender under the Credit Agreement and the other Credit Documents and (b) Assignor Lender shall be a Lender with Commitments or Loans as set forth under the caption "Commitments or Loans After Assignment" opposite Assignor Lender's name on Attachment 1 hereto and shall have the rights, duties and obligations of such a Lender under the Credit Agreement and the other Credit Documents, or, if the Commitments or Loans of Assignor Lender have been reduced to $0, Assignor Lender shall cease to be a Lender and shall have no further obligation to make any Loans.

        11. Miscellaneous. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of California. Paragraph headings in this Assignment Agreement are for convenience of reference only and are not part of the substance hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date set forth in Attachment 1 hereto.

                                                                            , as
                                            --------------------------------
                                            Assignor Lender


                                            By:
                                               ---------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                                                            , as
                                            --------------------------------
                                            Assignor Lender


                                            By:
                                               ---------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                                                            , as
                                            --------------------------------
                                            Assignor Lender


                                            By:
                                               ---------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                                                            , as
                                            --------------------------------
                                            Assignor Lender


                                            By:
                                               ---------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

CONSENTED TO AND ACKNOWLEDGED BY:

---------------------------------



By:
   --------------------------------
      Name:
           ------------------------
      Title:
            -----------------------

                                  ,
----------------------------------
As Agent


By:
   --------------------------------
      Name:
           ------------------------
      Title:
            -----------------------



ACCEPTED FOR RECORDATION
  IN REGISTER:


                                 ,
---------------------------------
As Agent

By:
   --------------------------------
      Name:
           ------------------------
      Title:
            -----------------------

                                  ATTACHMENT 1

                             TO ASSIGNMENT AGREEMENT

                                     PART A


                                              Commitments or Loans                          Commitments or Loans
                                                    Assigned                                  After Assignment
                                     ----------------------------------------      ---------------------------------------
                                                               Facility B                                   Facility B
                                        Facility A            Commitment/             Facility A           Commitment/
                                        Commitment                Loan                Commitment               Loan
                                     ------------------     -----------------      -----------------     -----------------
                Assignor Lender:
              ----------------------
                 --------------        $------------         $------------          $------------         $------------

                Assignee Lenders:
              ----------------------

                 --------------        $------------         $------------          $------------         $------------
                 --------------        $------------         $------------          $------------         $------------
                 --------------        $------------         $------------          $------------         $------------
                 --------------        $------------         $------------          $------------         $------------



                                     F(1)-1

                                     PART B

[ASSIGNEE PARTICIPANT]

Domestic Lending Office:




Euro-Dollar Lending Office:






Address for Notices:






Wiring Instructions:



                                     PART C

                    ASSIGNMENT EFFECTIVE DATE ________, ____


                                     F(1)-2

                                  ATTACHMENT 2
                             TO ASSIGNMENT AGREEMENT

                                     FORM OF
                           ASSIGNMENT EFFECTIVE NOTICE

        Reference is made to the Credit Agreement, dated as of April 3, 2000, among Flextronics International USA, Inc. ("FIUI") and The DII Group, Inc. ("DII", and together with FIUI, each a "Borrower" and collectively the "Borrowers"), the financial institutions parties thereto (the "Lenders") and ABN AMRO Bank N.V., as agent for Lenders (in such capacity, "Agent"). Agent hereby acknowledges receipt of five executed counterparts of a completed Assignment Agreement, a copy of which is attached hereto. [Note: Attach copy of Assignment Agreement.] Terms defined in such Assignment Agreement are used herein as therein defined.

        1. Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date will be __________.

        2. Pursuant to such Assignment Agreement, Assignor Lender is required to deliver to Agent on or before the Assignment Effective Date the Notes payable to Assignor Lender.

        3. Pursuant to such Assignment Agreement, Borrowers are required to deliver to Agent on or before the Assignment Effective Date the following Notes, each dated _________________ [Insert appropriate date]:

        [Describe each new Note for Assignor Lender and each Assignee Lender as to principal amount.]

        4. Pursuant to such Assignment Agreement, each Assignee Lender is required to pay its Purchase Price to Assignor Lender at or before 12:00 Noon [( time)]on the Assignment Effective Date in immediately available funds.

                                            Very truly yours,

                                            ABN AMRO BANK N.V.
                                               as Agent


                                            By:
                                               ---------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------





                                     F(2)-1